Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account VL II of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account VL II of Talcott Resolution Life Insurance Company (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

AB VPS Balanced Wealth Strategy Portfolio (Class B)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
AB VPS International Growth Portfolio (Class B)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
AB VPS International Value Portfolio (Class B)	Fidelity® VIP Overseas Portfolio (Initial Class)
AB VPS Small/Mid Cap Value Portfolio (Class B)	Fidelity® VIP Strategic Income Portfolio (Service Class 2)
American Funds IS Asset Allocation Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)
American Funds IS Washington Mutual Investors Fund (Class 2) (formerly American Funds IS Blue Chip Income and Growth Fund (Class 2))	Franklin DynaTech VIP Fund (Class 2) (formerly Franklin Flex Cap Growth VIP Fund (Class 2))
American Funds IS The Bond Fund of America (Class 2) (formerly American Funds IS Bond Fund (Class 2))	Franklin Income VIP Fund (Class 2)
American Funds IS Capital World Bond Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)
American Funds IS Capital World Growth and Income Fund (Class 2) (formerly American Funds IS Global Growth and Income Fund (Class 2))	Franklin Rising Dividends VIP Fund (Class 2)
American Funds IS Global Growth Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
American Funds IS Global Small Capitalization Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
American Funds IS Growth Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
American Funds IS Growth-Income Fund (Class 2)	Putnam VT George Putnam Balanced Fund (Class IA)
American Funds IS International Fund (Class 2)	Hartford Balanced HLS Fund (Class IA)
American Funds IS New World Fund® (Class 2)	Hartford Capital Appreciation HLS Fund (Class IA)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Hartford Disciplined Equity HLS Fund (Class IA)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	Hartford Dividend and Growth HLS Fund (Class IA)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Hartford International Opportunities HLS Fund (Class IA)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Hartford MidCap HLS Fund (Class IA)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Hartford Small Company HLS Fund (Class IA)
Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Small Cap Growth HLS Fund (Class IA)
Fidelity® VIP Growth Portfolio (Service Class 2)	Hartford Stock HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
Invesco V.I. American Franchise Fund (Series I)	Putnam VT Global Health Care Fund (Class IA)
Invesco V.I. American Value Fund (Series II)	Putnam VT High Yield Fund (Class IA)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	Putnam VT Income Fund (Class IA)
Invesco V.I. Comstock Fund (Series II)	Putnam VT International Equity Fund (Class IA)
Invesco V.I. Core Equity Fund (Series I)	Putnam VT Emerging Markets Equity Fund (Class IA)
Invesco V.I. Global Real Estate Fund (Series I)	Putnam VT International Value Fund (Class IA)
Invesco V.I. Growth and Income Fund (Series II)	Putnam VT Multi-Cap Core Fund (Class IA)
Invesco V.I. International Growth Fund (Series I)	Putnam VT Government Money Market Fund (Class IA)
Invesco V.I. Main Street Mid Cap Fund® (Series I) (formerly Invesco V.I. Mid Cap Core Equity Fund (Series I))	Putnam VT Sustainable Leaders Fund (Class IA)
Invesco V.I. Small Cap Equity Fund (Series I)	Putnam VT Small Cap Value Fund (Class IB)

SA-1

Report of Independent Registered Public Accounting Firm

Lord Abbett Bond Debenture Portfolio (Class VC)	Templeton Developing Markets VIP Fund (Class 1)
Lord Abbett Dividend Growth Portfolio (Class VC)	Templeton Foreign VIP Fund (Class 2)
Lord Abbett Fundamental Equity Portfolio (Class VC)	Templeton Global Bond VIP Fund (Class 2)
Lord Abbett Growth and Income Portfolio (Class VC)	Templeton Growth VIP Fund (Class 2)
MFS® Growth Series (Initial Class)	Morgan Stanley VIF Discovery Portfolio (Class II)
MFS® Investors Trust Series (Initial Class)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)
MFS® New Discovery Series (Initial Class)	Putnam VT Diversified Income Fund (Class IB)
MFS® Total Return Bond Series (Initial Class)	Putnam VT Large Cap Value Fund (Class IB) (formerly Putnam VT Equity Income Fund (Class IB))
MFS® Total Return Series (Initial Class)	Putnam VT Global Asset Allocation Fund (Class IB)
MFS® Value Series (Initial Class)	Putnam VT High Yield Fund (Class IB)
Invesco V.I. Capital Appreciation Fund (Series II) (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II))	Putnam VT Income Fund (Class IB)
Invesco V.I. Global Fund (Series II) (formerly Invesco Oppenheimer V.I. Global Fund (Series II))	Putnam VT International Equity Fund (Class IB)
Invesco V.I. Main Street Fund® (Series II) (formerly Invesco Oppenheimer V.I. Main Street Fund® (Series II))	Putnam VT International Value Fund (Class IB)
Invesco V.I. Main Street Small Cap Fund® (Series II) (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series II))	Putnam VT Sustainable Leaders Fund (Class IB)
Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)
Putnam VT Focused International Equity Fund (Class IA) (formerly Putnam VT Global Equity Fund (Class IA))	Putnam VT Large Cap Value Fund (Class IA) (formerly Putnam VT Equity Income Fund (Class IA))
Putnam VT Global Asset Allocation Fund (Class IA)	Franklin Mutual Global Discovery VIP Fund (Class 2)
Putnam VT Growth Opportunities Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IA)

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund (Class I) and Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)), and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund (Class I)	12/31/2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	12/31/2021	Year ended December 31, 2021	One year in the period ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020	One year in the period ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account VL II of Talcott Resolution Life Insurance Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

SA-2

Report of Independent Registered Public Accounting Firm
Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Separate Account VL II of Talcott Resolution Life Insurance Company since 2002.

SA-3

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	AB VPS Balanced Wealth Strategy Portfolio (Class B)	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	4,407	4,670	13,992	16,893	470,814
Cost	$45,264	$100,294	$276,879	$301,711	$9,420,034
Fair Value	$51,035	$124,091	$218,557	$391,409	$13,531,191
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	51,035	124,091	218,557	391,409	13,531,191

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$51,035	$124,091	$218,557	$391,409	$13,531,191

Deferred contracts in the accumulation period:
Units owned by participants #	2,179	6,807	18,770	9,458	290,827
Contract liability	$51,035	$124,091	$218,557	$391,409	$13,531,191

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Funds IS Washington Mutual Investors Fund (Class 2)	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Capital World Bond Fund (Class 2)	American Funds IS Capital World Growth and Income Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	124,504	231,164	10,523	11,244	126,758
Cost	$1,477,545	$2,534,754	$123,295	$134,848	$3,154,972
Fair Value	$2,219,915	$2,556,679	$123,119	$206,658	$5,696,520
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,219,915	2,556,679	123,119	206,658	5,696,520

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$2,219,915	$2,556,679	$123,119	$206,658	$5,696,520

Deferred contracts in the accumulation period:
Units owned by participants #	41,371	131,190	8,354	7,538	867,495
Contract liability	$2,219,915	$2,556,679	$123,119	$206,658	$5,696,520

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	262,251	225,849	203,053	283,410	60,553
Cost	$5,308,953	$15,900,530	$8,466,351	$5,295,504	$1,279,478
Fair Value	$8,638,544	$28,520,188	$13,490,837	$6,405,063	$1,906,211
Due from Sponsor Company	—	35	—	25	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	8,638,544	28,520,223	13,490,837	6,405,088	1,906,211

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	35	—	25	—

Total liabilities	—	35	—	25	—

Net assets:
For contract liabilities	$8,638,544	$28,520,188	$13,490,837	$6,405,063	$1,906,211

Deferred contracts in the accumulation period:
Units owned by participants #	1,450,925	4,012,390	2,351,483	147,593	30,373
Contract liability	$8,638,544	$28,520,188	$13,490,837	$6,405,063	$1,906,211

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	389,999	5,042	11,784	25,693	55,773
Cost	$8,749,908	$79,715	$160,504	$302,652	$632,306
Fair Value	$10,198,464	$92,426	$168,859	$393,360	$993,314
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	6,443	—	—	—	—

Total assets	10,204,907	92,426	168,859	393,360	993,314

Liabilities:
Due to Sponsor Company	6,443	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	6,443	—	—	—	—

Net assets:
For contract liabilities	$10,198,464	$92,426	$168,859	$393,360	$993,314

Deferred contracts in the accumulation period:
Units owned by participants #	1,077,341	14,985	7,625	15,996	35,927
Contract liability	$10,198,464	$92,426	$168,859	$393,360	$993,314

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,609,461	795	80,947	111,218	16,288
Cost	$2,609,461	$44,170	$2,687,200	$3,659,444	$319,756
Fair Value	$2,609,461	$79,035	$4,250,514	$4,380,874	$476,923
Due from Sponsor Company	30	—	—	15	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,609,491	79,035	4,250,514	4,380,889	476,923

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	30	—	—	15	—

Total liabilities	30	—	—	15	—

Net assets:
For contract liabilities	$2,609,461	$79,035	$4,250,514	$4,380,874	$476,923

Deferred contracts in the accumulation period:
Units owned by participants #	249,670	1,430	75,829	96,747	85,977
Contract liability	$2,609,461	$79,035	$4,250,514	$4,380,874	$476,923

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,815	363	6,656	95,415	56,231
Cost	$32,321	$3,742	$65,565	$1,494,919	$1,086,135
Fair Value	$32,688	$6,030	$78,874	$1,599,157	$1,102,699
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	32,688	6,030	78,874	1,599,157	1,102,699

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$32,688	$6,030	$78,874	$1,599,157	$1,102,699

Deferred contracts in the accumulation period:
Units owned by participants #	1,671	175	1,566	60,065	39,886
Contract liability	$32,688	$6,030	$78,874	$1,599,157	$1,102,699

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	105,717	10,948	139,194	13,678	55,282
Cost	$1,922,792	$286,657	$2,175,988	$280,032	$631,279
Fair Value	$2,029,771	$387,766	$2,441,464	$306,259	$587,652
Due from Sponsor Company	—	—	10	—	20
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,029,771	387,766	2,441,474	306,259	587,672

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	10	—	20

Total liabilities	—	—	10	—	20

Net assets:
For contract liabilities	$2,029,771	$387,766	$2,441,464	$306,259	$587,652

Deferred contracts in the accumulation period:
Units owned by participants #	56,670	7,073	38,914	6,253	31,219
Contract liability	$2,029,771	$387,766	$2,441,464	$306,259	$587,652

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-10

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,818	266,232	639,868	334,276	651,956
Cost	$19,037	$7,399,398	$30,154,365	$5,168,371	$14,006,158
Fair Value	$27,311	$9,443,240	$34,719,260	$6,969,646	$17,980,952
Due from Sponsor Company	—	—	871	69	—
Receivable for fund shares sold	—	14,389	—	—	—

Total assets	27,311	9,457,629	34,720,131	6,969,715	17,980,952

Liabilities:
Due to Sponsor Company	—	14,389	—	—	—
Payable for fund shares purchased	—	—	871	69	—

Total liabilities	—	14,389	871	69	—

Net assets:
For contract liabilities	$27,311	$9,443,240	$34,719,260	$6,969,646	$17,980,952

Deferred contracts in the accumulation period:
Units owned by participants #	676	957,783	1,407,412	925,779	1,072,213
Contract liability	$27,311	$9,443,240	$34,719,260	$6,969,646	$17,980,952

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-11

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	275,321	153,437	262,304	63	187,914
Cost	$3,976,830	$5,226,652	$5,037,159	$1,722	$12,220,361
Fair Value	$5,754,199	$6,185,050	$6,444,798	$2,298	$21,405,241
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	5,876

Total assets	5,754,199	6,185,050	6,444,798	2,298	21,411,117

Liabilities:
Due to Sponsor Company	—	—	—	—	5,876
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	5,876

Net assets:
For contract liabilities	$5,754,199	$6,185,050	$6,444,798	$2,298	$21,405,241

Deferred contracts in the accumulation period:
Units owned by participants #	834,219	344,259	626,772	44	1,406,637
Contract liability	$5,754,199	$6,185,050	$6,444,798	$2,298	$21,405,241

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-12

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,438,794	420,089	225	6,539	31,274
Cost	$16,418,162	$4,234,261	$14,901	$109,098	$347,185
Fair Value	$16,243,984	$4,200,886	$19,976	$130,070	$336,508
Due from Sponsor Company	84	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	16,244,068	4,200,886	19,976	130,070	336,508

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	84	—	—	—	—

Total liabilities	84	—	—	—	—

Net assets:
For contract liabilities	$16,243,984	$4,200,886	$19,976	$130,070	$336,508

Deferred contracts in the accumulation period:
Units owned by participants #	3,696,418	2,163,420	459	4,377	16,539
Contract liability	$16,243,984	$4,200,886	$19,976	$130,070	$336,508

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-13

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. International Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	6,639	1,169	3,356	6,605	12,346
Cost	$109,536	$36,909	$52,746	$128,329	$419,794
Fair Value	$139,755	$44,180	$60,366	$156,266	$511,252
Due from Sponsor Company	—	—	—	—	20
Receivable for fund shares sold	—	—	—	—	—

Total assets	139,755	44,180	60,366	156,266	511,272

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	20

Total liabilities	—	—	—	—	20

Net assets:
For contract liabilities	$139,755	$44,180	$60,366	$156,266	$511,252

Deferred contracts in the accumulation period:
Units owned by participants #	3,888	902	2,096	4,991	25,403
Contract liability	$139,755	$44,180	$60,366	$156,266	$511,252

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-14

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	10,365	21,737	147,851	2,480	649
Cost	$125,537	$386,752	$1,845,950	$38,769	$11,218
Fair Value	$134,440	$510,608	$1,818,573	$50,272	$13,054
Due from Sponsor Company	—	10	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	134,440	510,618	1,818,573	50,272	13,054

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	10	—	—	—

Total liabilities	—	10	—	—	—

Net assets:
For contract liabilities	$134,440	$510,608	$1,818,573	$50,272	$13,054

Deferred contracts in the accumulation period:
Units owned by participants #	2,847	11,690	74,159	1,078	396
Contract liability	$134,440	$510,608	$1,818,573	$50,272	$13,054

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-15

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	422	2,756	4,853	11,943	78,664
Cost	$14,726	$144,884	$152,205	$241,966	$1,046,690
Fair Value	$16,884	$218,710	$217,009	$278,276	$1,072,193
Due from Sponsor Company	—	—	—	—	65
Receivable for fund shares sold	—	—	—	—	—

Total assets	16,884	218,710	217,009	278,276	1,072,258

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	65

Total liabilities	—	—	—	—	65

Net assets:
For contract liabilities	$16,884	$218,710	$217,009	$278,276	$1,072,193

Deferred contracts in the accumulation period:
Units owned by participants #	511	3,434	4,292	3,259	58,016
Contract liability	$16,884	$218,710	$217,009	$278,276	$1,072,193

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-16

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	33,318	53,478	32	12,265	1,780
Cost	$749,685	$937,849	$1,592	$467,403	$50,606
Fair Value	$925,562	$1,321,976	$2,533	$689,040	$62,812
Due from Sponsor Company	—	35	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	925,562	1,322,011	2,533	689,040	62,812

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	35	—	—	—

Total liabilities	—	35	—	—	—

Net assets:
For contract liabilities	$925,562	$1,321,976	$2,533	$689,040	$62,812

Deferred contracts in the accumulation period:
Units owned by participants #	25,058	37,300	51	15,899	1,409
Contract liability	$925,562	$1,321,976	$2,533	$689,040	$62,812

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-17

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	13,204	11,311	4,818	263,619	14,988
Cost	$317,855	$183,469	$41,716	$6,159,902	$246,527
Fair Value	$407,088	$270,436	$25,343	$8,222,290	$300,518
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	407,088	270,436	25,343	8,222,290	300,518

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$407,088	$270,436	$25,343	$8,222,290	$300,518

Deferred contracts in the accumulation period:
Units owned by participants #	9,434	3,817	721	134,158	3,724
Contract liability	$407,088	$270,436	$25,343	$8,222,290	$300,518

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-18

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	106,331	9,417	213,377	174,475	41,168
Cost	$1,816,766	$124,891	$1,787,370	$2,013,624	$633,505
Fair Value	$2,490,278	$183,825	$1,344,274	$1,814,538	$710,970
Due from Sponsor Company	943	—	1,045	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,491,221	183,825	1,345,319	1,814,538	710,970

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	943	—	1,045	—	—

Total liabilities	943	—	1,045	—	—

Net assets:
For contract liabilities	$2,490,278	$183,825	$1,344,274	$1,814,538	$710,970

Deferred contracts in the accumulation period:
Units owned by participants #	35,309	2,671	21,584	41,994	22,115
Contract liability	$2,490,278	$183,825	$1,344,274	$1,814,538	$710,970

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-19

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	471	3,133	2,912	97	148,237
Cost	$6,806	$40,604	$37,998	$97	$4,058,038
Fair Value	$11,045	$36,098	$74,808	$97	$7,569,004
Due from Sponsor Company	—	—	—	—	1,103
Receivable for fund shares sold	—	—	—	—	—

Total assets	11,045	36,098	74,808	97	7,570,107

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	1,103

Total liabilities	—	—	—	—	1,103

Net assets:
For contract liabilities	$11,045	$36,098	$74,808	$97	$7,569,004

Deferred contracts in the accumulation period:
Units owned by participants #	339	1,268	1,522	52	57,213
Contract liability	$11,045	$36,098	$74,808	$97	$7,569,004

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-20

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	12,838	31,857	22,744	115,426	23,548
Cost	$183,260	$294,710	$315,576	$1,924,051	$281,305
Fair Value	$178,442	$342,782	$309,091	$1,515,539	$272,925
Due from Sponsor Company	—	—	20	30	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	178,442	342,782	309,111	1,515,569	272,925

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	20	30	—

Total liabilities	—	—	20	30	—

Net assets:
For contract liabilities	$178,442	$342,782	$309,091	$1,515,539	$272,925

Deferred contracts in the accumulation period:
Units owned by participants #	5,597	23,510	24,230	86,044	14,855
Contract liability	$178,442	$342,782	$309,091	$1,515,539	$272,925

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-21

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	36,654	33,213	603,287	6,493	35,910
Cost	$721,813	$312,561	$14,519,328	$135,915	$228,644
Fair Value	$587,924	$532,077	$19,455,991	$164,075	$189,606
Due from Sponsor Company	—	—	784	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	587,924	532,077	19,456,775	164,075	189,606

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	784	—	—

Total liabilities	—	—	784	—	—

Net assets:
For contract liabilities	$587,924	$532,077	$19,455,991	$164,075	$189,606

Deferred contracts in the accumulation period:
Units owned by participants #	8,242	15,962	1,033,871	4,763	11,511
Contract liability	$587,924	$532,077	$19,455,991	$164,075	$189,606

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-22

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Global Asset Allocation Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	14,618	—	819	2,165	4,204
Cost	$294,138	$—	$5,424	$24,241	$60,383
Fair Value	$450,523	$—	$5,100	$22,252	$71,715
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	450,523	—	5,100	22,252	71,715

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$450,523	$—	$5,100	$22,252	$71,715

Deferred contracts in the accumulation period:
Units owned by participants #	7,266	—	155	1,025	2,365
Contract liability	$450,523	$—	$5,100	$22,252	$71,715

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-23

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT International Value Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	136	2,721	893,092	3,494
Cost	$1,247	$70,885	$8,024,490	$267,659
Fair Value	$1,545	$133,911	$14,744,949	$400,548
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	—	—	7,076	—

Total assets	1,545	133,911	14,752,025	400,548

Liabilities:
Due to Sponsor Company	—	—	7,076	—
Payable for fund shares purchased	—	—	—	—

Total liabilities	—	—	7,076	—

Net assets:
For contract liabilities	$1,545	$133,911	$14,744,949	$400,548

Deferred contracts in the accumulation period:
Units owned by participants #	113	1,694	442,419	23,057
Contract liability	$1,545	$133,911	$14,744,949	$400,548

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-24

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	AB VPS Balanced Wealth Strategy Portfolio (Class B)	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$125	$—	$3,733	$2,193	$199,923

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	44	1,641	(9,134)	11,871	88,002
Net realized gain distributions	1,088	11,780	—	—	425,073
Change in unrealized appreciation (depreciation)	4,700	(3,904)	29,418	98,983	1,063,072
Net gain (loss) on investments	5,832	9,517	20,284	110,854	1,576,147

Net increase (decrease) in net assets resulting from operations	$5,957	$9,517	$24,017	$113,047	$1,776,070

The accompanying notes are an integral part of these financial statements.
SA-25

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	American Funds IS Washington Mutual Investors Fund (Class 2)	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Capital World Bond Fund (Class 2)	American Funds IS Capital World Growth and Income Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$29,511	$36,681	$2,117	$3,175	$18,184

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	51,348	16,533	191	2,085	204,318
Net realized gain distributions	—	112,729	3,092	4,312	260,576
Change in unrealized appreciation (depreciation)	416,859	(172,422)	(11,756)	16,598	331,571
Net gain (loss) on investments	468,207	(43,160)	(8,473)	22,995	796,465

Net increase (decrease) in net assets resulting from operations	$497,718	$(6,479)	$(6,356)	$26,170	$814,649

The accompanying notes are an integral part of these financial statements.
SA-26

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$58,554	$147,363	$163,337	$16,491

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	115,986	1,069,237	843,773	156,839	39,056
Net realized gain distributions	200,034	3,419,005	138,116	—	62,479
Change in unrealized appreciation (depreciation)	252,401	776,828	1,803,266	(402,259)	(26,047)
Net gain (loss) on investments	568,421	5,265,070	2,785,155	(245,420)	75,488

Net increase (decrease) in net assets resulting from operations	$568,421	$5,323,624	$2,932,518	$(82,083)	$91,979

The accompanying notes are an integral part of these financial statements.
SA-27

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$182,665	$1,472	$1,358	$3,305	$8,291

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	105,955	830	4,269	4,798	6,406
Net realized gain distributions	1,069,049	503	6,804	20,110	35,120
Change in unrealized appreciation (depreciation)	728,614	5,893	(2,075)	5,607	51,178
Net gain (loss) on investments	1,903,618	7,226	8,998	30,515	92,704

Net increase (decrease) in net assets resulting from operations	$2,086,283	$8,698	$10,356	$33,820	$100,995

The accompanying notes are an integral part of these financial statements.
SA-28

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$318	$—	$1,089	$15,011	$2,384

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	323	142,962	43,867	15,348
Net realized gain distributions	—	15,208	499,807	681,729	34,293
Change in unrealized appreciation (depreciation)	—	(737)	315,314	161,588	30,775
Net gain (loss) on investments	—	14,794	958,083	887,184	80,416

Net increase (decrease) in net assets resulting from operations	$318	$14,794	$959,172	$902,195	$82,800

The accompanying notes are an integral part of these financial statements.
SA-29

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$790	$70	$—	$70,398	$28,668

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	14	137	171	769	(481)
Net realized gain distributions	512	470	4,862	—	—
Change in unrealized appreciation (depreciation)	(194)	831	4,145	159,350	152,232
Net gain (loss) on investments	332	1,438	9,178	160,119	151,751

Net increase (decrease) in net assets resulting from operations	$1,122	$1,508	$9,178	$230,517	$180,419

The accompanying notes are an integral part of these financial statements.
SA-30

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$57,676	$2,975	$22,988	$—	$20,649

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(282)	1,639	1,070	517	(8,008)
Net realized gain distributions	—	11,203	60,870	34,824	—
Change in unrealized appreciation (depreciation)	279,585	66,794	400,297	(12,433)	334
Net gain (loss) on investments	279,303	79,636	462,237	22,908	(7,674)

Net increase (decrease) in net assets resulting from operations	$336,979	$82,611	$485,225	$22,908	$12,975

The accompanying notes are an integral part of these financial statements.
SA-31

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$270	$92,708	$160,227	$37,568	$215,661

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	342	183,752	435,603	98,597	148,746
Net realized gain distributions	1,490	491,535	2,961,778	276,167	807,176
Change in unrealized appreciation (depreciation)	1,405	868,151	1,084,851	1,043,356	3,286,679
Net gain (loss) on investments	3,237	1,543,438	4,482,232	1,418,120	4,242,601

Net increase (decrease) in net assets resulting from operations	$3,507	$1,636,146	$4,642,459	$1,455,688	$4,458,262

The accompanying notes are an integral part of these financial statements.
SA-32

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$59,237	$—	$—	$—	$240,762

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	190,936	208,224	276,805	30	518,880
Net realized gain distributions	—	976,172	789,733	189	709,497
Change in unrealized appreciation (depreciation)	177,092	(592,995)	(957,214)	(128)	2,903,061
Net gain (loss) on investments	368,028	591,401	109,324	91	4,131,438

Net increase (decrease) in net assets resulting from operations	$427,265	$591,401	$109,324	$91	$4,372,200

The accompanying notes are an integral part of these financial statements.
SA-33

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$398,193	$30,451	$—	$287	$10,533

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	17,928	(1,166)	19,625	2,404	(130)
Net realized gain distributions	406,532	—	2,301	—	10,492
Change in unrealized appreciation (depreciation)	(942,593)	(37,169)	(15,526)	29,394	9,011
Net gain (loss) on investments	(518,133)	(38,335)	6,400	31,798	19,373

Net increase (decrease) in net assets resulting from operations	$(119,940)	$(7,884)	$6,400	$32,085	$29,906

The accompanying notes are an integral part of these financial statements.
SA-34

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. International Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$2,115	$270	$1,516	$1,998	$6,621

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,872	103	74	106	4,374
Net realized gain distributions	—	926	—	—	34,965
Change in unrealized appreciation (depreciation)	33,691	8,431	10,506	32,350	(17,361)
Net gain (loss) on investments	40,563	9,460	10,580	32,456	21,978

Net increase (decrease) in net assets resulting from operations	$42,678	$9,730	$12,096	$34,454	$28,599

The accompanying notes are an integral part of these financial statements.
SA-35

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$571	$837	$55,411	$332	$102

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(41)	9,839	1,114	144	39
Net realized gain distributions	—	26,478	29,315	4,623	525
Change in unrealized appreciation (depreciation)	25,221	52,759	(56,386)	5,183	2,008
Net gain (loss) on investments	25,180	89,076	(25,957)	9,950	2,572

Net increase (decrease) in net assets resulting from operations	$25,751	$89,913	$29,454	$10,282	$2,674

The accompanying notes are an integral part of these financial statements.
SA-36

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$164	$—	$1,239	$—	$28,671

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	27	5,415	764	13,909	8,435
Net realized gain distributions	1,685	27,323	6,230	45,688	78
Change in unrealized appreciation (depreciation)	1,885	9,091	37,667	(53,811)	(48,164)
Net gain (loss) on investments	3,597	41,829	44,661	5,786	(39,651)

Net increase (decrease) in net assets resulting from operations	$3,761	$41,829	$45,900	$5,786	$(10,980)

The accompanying notes are an integral part of these financial statements.
SA-37

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$16,003	$16,438	$—	$—	$298

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,560	208,128	20,350	9,566	356
Net realized gain distributions	42,625	27,373	131	34,409	3,389
Change in unrealized appreciation (depreciation)	52,756	119,703	(13,545)	47,576	9,649
Net gain (loss) on investments	98,941	355,204	6,936	91,551	13,394

Net increase (decrease) in net assets resulting from operations	$114,944	$371,642	$6,936	$91,551	$13,692

The accompanying notes are an integral part of these financial statements.
SA-38

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$773	$—	$251	$105,947	$2,693

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	43,269	2,083	(618)	75,799	2,244
Net realized gain distributions	27,025	19,577	—	283,991	7,551
Change in unrealized appreciation (depreciation)	24,905	11,796	(1,484)	1,366,882	26,184
Net gain (loss) on investments	95,199	33,456	(2,102)	1,726,672	35,979

Net increase (decrease) in net assets resulting from operations	$95,972	$33,456	$(1,851)	$1,832,619	$38,672

The accompanying notes are an integral part of these financial statements.
SA-39

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$25,498	$2,073	$63,125	$31,756	$10,251

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	64,653	658	(32,338)	(23,764)	21,224
Net realized gain distributions	67,100	12,411	—	89,021	26,626
Change in unrealized appreciation (depreciation)	141,734	15,376	35,768	(192,437)	8,707
Net gain (loss) on investments	273,487	28,445	3,430	(127,180)	56,557

Net increase (decrease) in net assets resulting from operations	$298,985	$30,518	$66,555	$(95,424)	$66,808

The accompanying notes are an integral part of these financial statements.
SA-40

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$83	$753	$606	$—	$23,668

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	162	(27)	3,661	—	177,409
Net realized gain distributions	175	434	6,055	—	632,974
Change in unrealized appreciation (depreciation)	(865)	3,645	8,784	—	658,823
Net gain (loss) on investments	(528)	4,052	18,500	—	1,469,206

Net increase (decrease) in net assets resulting from operations	$(445)	$4,805	$19,106	$—	$1,492,874

The accompanying notes are an integral part of these financial statements.
SA-41

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,201	$3,884	$5,886	$—	$3,061

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(593)	1,530	200	(23,968)	(305)
Net realized gain distributions	—	7,192	—	—	—
Change in unrealized appreciation (depreciation)	51,469	(32,517)	6,108	(57,184)	8,526
Net gain (loss) on investments	50,876	(23,795)	6,308	(81,152)	8,221

Net increase (decrease) in net assets resulting from operations	$52,077	$(19,911)	$12,194	$(81,152)	$11,282

The accompanying notes are an integral part of these financial statements.
SA-42

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$—	$232,421	$2,561	$1,419

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	20,692	4,847	225,580	221	(5,014)
Net realized gain distributions	277,885	42,928	1,301,258	17,582	—
Change in unrealized appreciation (depreciation)	(386,992)	50,508	2,642,467	12,067	(11,987)
Net gain (loss) on investments	(88,415)	98,283	4,169,305	29,870	(17,001)

Net increase (decrease) in net assets resulting from operations	$(88,415)	$98,283	$4,401,726	$32,431	$(15,582)

The accompanying notes are an integral part of these financial statements.
SA-43

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Global Asset Allocation Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$5,059	$—	$236	$311	$826

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	25,263	—	(9)	211	259
Net realized gain distributions	15,750	—	—	1,042	2,547
Change in unrealized appreciation (depreciation)	55,128	—	18	(2,729)	2,297
Net gain (loss) on investments	96,141	—	9	(1,476)	5,103

Net increase (decrease) in net assets resulting from operations	$101,200	$—	$245	$(1,165)	$5,929

The accompanying notes are an integral part of these financial statements.
SA-44

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT International Value Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$30	$172	$—	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	1,311	417,038	15,185
Net realized gain distributions	19	11,460	1,205,896	40,954
Change in unrealized appreciation (depreciation)	151	12,928	1,181,803	11,456
Net gain (loss) on investments	170	25,699	2,804,737	67,595

Net increase (decrease) in net assets resulting from operations	$200	$25,871	$2,804,737	$67,595

The accompanying notes are an integral part of these financial statements.
SA-45

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	AB VPS Balanced Wealth Strategy Portfolio (Class B)	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$125	$—	$3,733	$2,193	$199,923
Net realized gain (loss) on security transactions	44	1,641	(9,134)	11,871	88,002
Net realized gain distributions	1,088	11,780	—	—	425,073
Change in unrealized appreciation (depreciation)	4,700	(3,904)	29,418	98,983	1,063,072

Net increase (decrease) in net assets resulting from operations	5,957	9,517	24,017	113,047	1,776,070

Unit transactions:
Purchases	1,834	—	—	14,789	159,414
Net transfers	—	—	(18,675)	(89,001)	201,633
Surrenders for benefit payments and fees	—	—	(2,862)	(3,897)	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(52,090)
Net loan activity	—	—	(1,330)	(77)	(3,017)
Cost of insurance and other fees	(949)	(7,302)	(10,062)	(8,225)	(290,102)

Net increase (decrease) in net assets resulting from unit transactions	885	(7,302)	(32,929)	(86,411)	15,838

Net increase (decrease) in net assets	6,842	2,215	(8,912)	26,636	1,791,908

Net assets:
Beginning of period	44,193	121,876	227,469	364,773	11,739,283
End of period	$51,035	$124,091	$218,557	$391,409	$13,531,191

The accompanying notes are an integral part of these financial statements.
SA-46

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	American Funds IS Washington Mutual Investors Fund (Class 2)	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Capital World Bond Fund (Class 2)	American Funds IS Capital World Growth and Income Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$29,511	$36,681	$2,117	$3,175	$18,184
Net realized gain (loss) on security transactions	51,348	16,533	191	2,085	204,318
Net realized gain distributions	—	112,729	3,092	4,312	260,576
Change in unrealized appreciation (depreciation)	416,859	(172,422)	(11,756)	16,598	331,571

Net increase (decrease) in net assets resulting from operations	497,718	(6,479)	(6,356)	26,170	814,649

Unit transactions:
Purchases	25,887	161,364	3,403	8,072	73,550
Net transfers	(156,726)	(82,315)	(2,334)	11,462	65,470
Surrenders for benefit payments and fees	—	(49,780)	—	(3,821)	(279,686)
Other transactions	—	—	—	—	53
Death benefits	—	(14,381)	—	—	—
Net loan activity	1,347	(87,085)	1,347	1,343	189,069
Cost of insurance and other fees	(51,693)	(161,002)	(1,797)	(4,593)	(131,001)

Net increase (decrease) in net assets resulting from unit transactions	(181,185)	(233,199)	619	12,463	(82,545)

Net increase (decrease) in net assets	316,533	(239,678)	(5,737)	38,633	732,104

Net assets:
Beginning of period	1,903,382	2,796,357	128,856	168,025	4,964,416
End of period	$2,219,915	$2,556,679	$123,119	$206,658	$5,696,520

The accompanying notes are an integral part of these financial statements.
SA-47

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$58,554	$147,363	$163,337	$16,491
Net realized gain (loss) on security transactions	115,986	1,069,237	843,773	156,839	39,056
Net realized gain distributions	200,034	3,419,005	138,116	—	62,479
Change in unrealized appreciation (depreciation)	252,401	776,828	1,803,266	(402,259)	(26,047)

Net increase (decrease) in net assets resulting from operations	568,421	5,323,624	2,932,518	(82,083)	91,979

Unit transactions:
Purchases	60,429	225,217	238,054	150,350	41,158
Net transfers	(99,797)	(450,033)	(1,219,696)	(309,837)	(27,225)
Surrenders for benefit payments and fees	(9,408)	(712,810)	(481,793)	(28,838)	(10,913)
Other transactions	(22)	(50)	(99)	—	—
Death benefits	—	(186,829)	(406,595)	(26,131)	(4,788)
Net loan activity	(34,964)	(86,269)	(72,628)	(51,035)	(55)
Cost of insurance and other fees	(146,022)	(746,096)	(464,778)	(283,966)	(59,137)

Net increase (decrease) in net assets resulting from unit transactions	(229,784)	(1,956,870)	(2,407,535)	(549,457)	(60,960)

Net increase (decrease) in net assets	338,637	3,366,754	524,983	(631,540)	31,019

Net assets:
Beginning of period	8,299,907	25,153,434	12,965,854	7,036,603	1,875,192
End of period	$8,638,544	$28,520,188	$13,490,837	$6,405,063	$1,906,211

The accompanying notes are an integral part of these financial statements.
SA-48

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$182,665	$1,472	$1,358	$3,305	$8,291
Net realized gain (loss) on security transactions	105,955	830	4,269	4,798	6,406
Net realized gain distributions	1,069,049	503	6,804	20,110	35,120
Change in unrealized appreciation (depreciation)	728,614	5,893	(2,075)	5,607	51,178

Net increase (decrease) in net assets resulting from operations	2,086,283	8,698	10,356	33,820	100,995

Unit transactions:
Purchases	134,537	—	19,205	14,142	18,483
Net transfers	(74,715)	—	(18)	(1,572)	158,158
Surrenders for benefit payments and fees	(598)	—	—	—	(2,082)
Other transactions	(57)	—	—	—	—
Death benefits	(204,628)	—	—	—	—
Net loan activity	107,194	—	390	190	(49)
Cost of insurance and other fees	(455,803)	(6,630)	(76,226)	(21,514)	(22,070)

Net increase (decrease) in net assets resulting from unit transactions	(494,070)	(6,630)	(56,649)	(8,754)	152,440

Net increase (decrease) in net assets	1,592,213	2,068	(46,293)	25,066	253,435

Net assets:
Beginning of period	8,606,251	90,358	215,152	368,294	739,879
End of period	$10,198,464	$92,426	$168,859	$393,360	$993,314

The accompanying notes are an integral part of these financial statements.
SA-49

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$318	$—	$1,089	$15,011	$2,384
Net realized gain (loss) on security transactions	—	323	142,962	43,867	15,348
Net realized gain distributions	—	15,208	499,807	681,729	34,293
Change in unrealized appreciation (depreciation)	—	(737)	315,314	161,588	30,775

Net increase (decrease) in net assets resulting from operations	318	14,794	959,172	902,195	82,800

Unit transactions:
Purchases	493,254	—	50,304	33,712	—
Net transfers	767,623	—	24,818	(49,432)	—
Surrenders for benefit payments and fees	(1,499,541)	—	(295,008)	(13,170)	—
Other transactions	(153)	—	—	—	—
Death benefits	(41,987)	—	—	(44,460)	—
Net loan activity	2,687	—	—	(296)	—
Cost of insurance and other fees	(501,533)	(657)	(80,619)	(89,334)	(47,075)

Net increase (decrease) in net assets resulting from unit transactions	(779,650)	(657)	(300,505)	(162,980)	(47,075)

Net increase (decrease) in net assets	(779,332)	14,137	658,667	739,215	35,725

Net assets:
Beginning of period	3,388,793	64,898	3,591,847	3,641,659	441,198
End of period	$2,609,461	$79,035	$4,250,514	$4,380,874	$476,923

The accompanying notes are an integral part of these financial statements.
SA-50

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$790	$70	$—	$70,398	$28,668
Net realized gain (loss) on security transactions	14	137	171	769	(481)
Net realized gain distributions	512	470	4,862	—	—
Change in unrealized appreciation (depreciation)	(194)	831	4,145	159,350	152,232

Net increase (decrease) in net assets resulting from operations	1,122	1,508	9,178	230,517	180,419

Unit transactions:
Purchases	—	325	975	65,052	20,579
Net transfers	—	—	29,795	1,460	(3,671)
Surrenders for benefit payments and fees	—	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(35,276)	—
Net loan activity	—	—	—	(1,807)	(6,143)
Cost of insurance and other fees	(405)	(328)	(1,321)	(60,760)	(39,445)

Net increase (decrease) in net assets resulting from unit transactions	(405)	(3)	29,449	(31,331)	(28,680)

Net increase (decrease) in net assets	717	1,505	38,627	199,186	151,739

Net assets:
Beginning of period	31,971	4,525	40,247	1,399,971	950,960
End of period	$32,688	$6,030	$78,874	$1,599,157	$1,102,699

The accompanying notes are an integral part of these financial statements.
SA-51

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$57,676	$2,975	$22,988	$—	$20,649
Net realized gain (loss) on security transactions	(282)	1,639	1,070	517	(8,008)
Net realized gain distributions	—	11,203	60,870	34,824	—
Change in unrealized appreciation (depreciation)	279,585	66,794	400,297	(12,433)	334

Net increase (decrease) in net assets resulting from operations	336,979	82,611	485,225	22,908	12,975

Unit transactions:
Purchases	—	7,064	83,588	7,242	30,590
Net transfers	(33,639)	111,543	9,035	78,640	2,687
Surrenders for benefit payments and fees	(12,756)	—	(1,250)	—	(25,640)
Other transactions	—	—	—	—	—
Death benefits	(15,603)	—	(3,760)	—	(69,394)
Net loan activity	(5,653)	—	606	—	(364)
Cost of insurance and other fees	(49,662)	(5,923)	(43,848)	(4,834)	(23,965)

Net increase (decrease) in net assets resulting from unit transactions	(117,313)	112,684	44,371	81,048	(86,086)

Net increase (decrease) in net assets	219,666	195,295	529,596	103,956	(73,111)

Net assets:
Beginning of period	1,810,105	192,471	1,911,868	202,303	660,763
End of period	$2,029,771	$387,766	$2,441,464	$306,259	$587,652

The accompanying notes are an integral part of these financial statements.
SA-52

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$270	$92,708	$160,227	$37,568	$215,661
Net realized gain (loss) on security transactions	342	183,752	435,603	98,597	148,746
Net realized gain distributions	1,490	491,535	2,961,778	276,167	807,176
Change in unrealized appreciation (depreciation)	1,405	868,151	1,084,851	1,043,356	3,286,679

Net increase (decrease) in net assets resulting from operations	3,507	1,636,146	4,642,459	1,455,688	4,458,262

Unit transactions:
Purchases	—	193,049	351,181	107,334	265,144
Net transfers	—	(11,741)	(146,254)	(126,372)	(181,467)
Surrenders for benefit payments and fees	—	(146,920)	(946,506)	(186,572)	(143,661)
Other transactions	—	(27)	(83)	(27)	28
Death benefits	—	(283,651)	(352,503)	(9,756)	(121,530)
Net loan activity	—	(6,156)	(148,876)	(33,938)	6,115
Cost of insurance and other fees	(1,219)	(526,151)	(1,382,273)	(161,359)	(610,339)

Net increase (decrease) in net assets resulting from unit transactions	(1,219)	(781,597)	(2,625,314)	(410,690)	(785,710)

Net increase (decrease) in net assets	2,288	854,549	2,017,145	1,044,998	3,672,552

Net assets:
Beginning of period	25,023	8,588,691	32,702,115	5,924,648	14,308,400
End of period	$27,311	$9,443,240	$34,719,260	$6,969,646	$17,980,952

The accompanying notes are an integral part of these financial statements.
SA-53

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$59,237	$—	$—	$—	$240,762
Net realized gain (loss) on security transactions	190,936	208,224	276,805	30	518,880
Net realized gain distributions	—	976,172	789,733	189	709,497
Change in unrealized appreciation (depreciation)	177,092	(592,995)	(957,214)	(128)	2,903,061

Net increase (decrease) in net assets resulting from operations	427,265	591,401	109,324	91	4,372,200

Unit transactions:
Purchases	51,288	115,818	57,210	85	170,072
Net transfers	69,200	(434,022)	(378,874)	(38)	(123,148)
Surrenders for benefit payments and fees	(173,857)	(425)	(105,163)	—	(317,500)
Other transactions	(25)	(25)	28	—	52
Death benefits	(102,484)	(115,693)	(57,346)	—	(353,423)
Net loan activity	(2,766)	(433)	729	—	132,151
Cost of insurance and other fees	(216,536)	(232,822)	(276,673)	(94)	(663,364)

Net increase (decrease) in net assets resulting from unit transactions	(375,180)	(667,602)	(760,089)	(47)	(1,155,160)

Net increase (decrease) in net assets	52,085	(76,201)	(650,765)	44	3,217,040

Net assets:
Beginning of period	5,702,114	6,261,251	7,095,563	2,254	18,188,201
End of period	$5,754,199	$6,185,050	$6,444,798	$2,298	$21,405,241

The accompanying notes are an integral part of these financial statements.
SA-54

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$398,193	$30,451	$—	$287	$10,533
Net realized gain (loss) on security transactions	17,928	(1,166)	19,625	2,404	(130)
Net realized gain distributions	406,532	—	2,301	—	10,492
Change in unrealized appreciation (depreciation)	(942,593)	(37,169)	(15,526)	29,394	9,011

Net increase (decrease) in net assets resulting from operations	(119,940)	(7,884)	6,400	32,085	29,906

Unit transactions:
Purchases	282,751	913,053	—	2,279	3,087
Net transfers	2,567,920	(174,060)	(32,781)	(29,114)	(3,121)
Surrenders for benefit payments and fees	(301,705)	(353,686)	—	—	—
Other transactions	145	—	—	—	—
Death benefits	(247,746)	(3,833)	—	—	—
Net loan activity	201,420	239,656	—	—	—
Cost of insurance and other fees	(703,370)	(520,645)	(1,097)	(3,087)	(10,737)

Net increase (decrease) in net assets resulting from unit transactions	1,799,415	100,485	(33,878)	(29,922)	(10,771)

Net increase (decrease) in net assets	1,679,475	92,601	(27,478)	2,163	19,135

Net assets:
Beginning of period	14,564,509	4,108,285	47,454	127,907	317,373
End of period	$16,243,984	$4,200,886	$19,976	$130,070	$336,508

The accompanying notes are an integral part of these financial statements.
SA-55

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. International Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,115	$270	$1,516	$1,998	$6,621
Net realized gain (loss) on security transactions	6,872	103	74	106	4,374
Net realized gain distributions	—	926	—	—	34,965
Change in unrealized appreciation (depreciation)	33,691	8,431	10,506	32,350	(17,361)

Net increase (decrease) in net assets resulting from operations	42,678	9,730	12,096	34,454	28,599

Unit transactions:
Purchases	4,276	—	2,830	688	20,006
Net transfers	(34,285)	—	33	—	4,139
Surrenders for benefit payments and fees	—	—	—	—	(11,168)
Other transactions	—	—	—	—	—
Death benefits	(26,329)	—	—	—	(2,190)
Net loan activity	—	—	—	—	(605)
Cost of insurance and other fees	(1,891)	(1,020)	(1,588)	(1,346)	(15,261)

Net increase (decrease) in net assets resulting from unit transactions	(58,229)	(1,020)	1,275	(658)	(5,079)

Net increase (decrease) in net assets	(15,551)	8,710	13,371	33,796	23,520

Net assets:
Beginning of period	155,306	35,470	46,995	122,470	487,732
End of period	$139,755	$44,180	$60,366	$156,266	$511,252

The accompanying notes are an integral part of these financial statements.
SA-56

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$571	$837	$55,411	$332	$102
Net realized gain (loss) on security transactions	(41)	9,839	1,114	144	39
Net realized gain distributions	—	26,478	29,315	4,623	525
Change in unrealized appreciation (depreciation)	25,221	52,759	(56,386)	5,183	2,008

Net increase (decrease) in net assets resulting from operations	25,751	89,913	29,454	10,282	2,674

Unit transactions:
Purchases	—	15,914	39,897	2,595	1,170
Net transfers	—	(6,592)	862,310	—	—
Surrenders for benefit payments and fees	—	(2,549)	(13,599)	—	—
Other transactions	—	—	—	—	—
Death benefits	—	(18,401)	—	—	—
Net loan activity	—	(428)	—	—	—
Cost of insurance and other fees	(3,373)	(15,243)	(26,196)	(1,169)	(386)

Net increase (decrease) in net assets resulting from unit transactions	(3,373)	(27,299)	862,412	1,426	784

Net increase (decrease) in net assets	22,378	62,614	891,866	11,708	3,458

Net assets:
Beginning of period	112,062	447,994	926,707	38,564	9,596
End of period	$134,440	$510,608	$1,818,573	$50,272	$13,054

The accompanying notes are an integral part of these financial statements.
SA-57

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$164	$—	$1,239	$—	$28,671
Net realized gain (loss) on security transactions	27	5,415	764	13,909	8,435
Net realized gain distributions	1,685	27,323	6,230	45,688	78
Change in unrealized appreciation (depreciation)	1,885	9,091	37,667	(53,811)	(48,164)

Net increase (decrease) in net assets resulting from operations	3,761	41,829	45,900	5,786	(10,980)

Unit transactions:
Purchases	840	5,123	1,512	1,451	68,737
Net transfers	—	(10,244)	13,035	11,597	(19,824)
Surrenders for benefit payments and fees	—	—	—	(35,536)	(157,838)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(7,662)
Net loan activity	—	—	—	—	118,125
Cost of insurance and other fees	(543)	(5,478)	(2,864)	(6,865)	(41,330)

Net increase (decrease) in net assets resulting from unit transactions	297	(10,599)	11,683	(29,353)	(39,792)

Net increase (decrease) in net assets	4,058	31,230	57,583	(23,567)	(50,772)

Net assets:
Beginning of period	12,826	187,480	159,426	301,843	1,122,965
End of period	$16,884	$218,710	$217,009	$278,276	$1,072,193

The accompanying notes are an integral part of these financial statements.
SA-58

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$16,003	$16,438	$—	$—	$298
Net realized gain (loss) on security transactions	3,560	208,128	20,350	9,566	356
Net realized gain distributions	42,625	27,373	131	34,409	3,389
Change in unrealized appreciation (depreciation)	52,756	119,703	(13,545)	47,576	9,649

Net increase (decrease) in net assets resulting from operations	114,944	371,642	6,936	91,551	13,692

Unit transactions:
Purchases	17,770	68,059	—	11,032	450
Net transfers	15,406	(651,653)	(52,714)	1,585	(248)
Surrenders for benefit payments and fees	—	(27,811)	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	(3,690)	—	—	—
Net loan activity	—	(5,678)	—	—	—
Cost of insurance and other fees	(20,393)	(37,894)	(873)	(19,467)	(2,043)

Net increase (decrease) in net assets resulting from unit transactions	12,783	(658,667)	(53,587)	(6,850)	(1,841)

Net increase (decrease) in net assets	127,727	(287,025)	(46,651)	84,701	11,851

Net assets:
Beginning of period	797,835	1,609,001	49,184	604,339	50,961
End of period	$925,562	$1,321,976	$2,533	$689,040	$62,812

The accompanying notes are an integral part of these financial statements.
SA-59

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$773	$—	$251	$105,947	$2,693
Net realized gain (loss) on security transactions	43,269	2,083	(618)	75,799	2,244
Net realized gain distributions	27,025	19,577	—	283,991	7,551
Change in unrealized appreciation (depreciation)	24,905	11,796	(1,484)	1,366,882	26,184

Net increase (decrease) in net assets resulting from operations	95,972	33,456	(1,851)	1,832,619	38,672

Unit transactions:
Purchases	14,206	—	—	—	—
Net transfers	(120,948)	—	—	(57,448)	—
Surrenders for benefit payments and fees	(11,732)	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(34,146)	—
Net loan activity	—	—	—	(4,893)	—
Cost of insurance and other fees	(14,826)	(6,814)	(1,095)	(303,787)	(15,817)

Net increase (decrease) in net assets resulting from unit transactions	(133,300)	(6,814)	(1,095)	(400,274)	(15,817)

Net increase (decrease) in net assets	(37,328)	26,642	(2,946)	1,432,345	22,855

Net assets:
Beginning of period	444,416	243,794	28,289	6,789,945	277,663
End of period	$407,088	$270,436	$25,343	$8,222,290	$300,518

The accompanying notes are an integral part of these financial statements.
SA-60

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$25,498	$2,073	$63,125	$31,756	$10,251
Net realized gain (loss) on security transactions	64,653	658	(32,338)	(23,764)	21,224
Net realized gain distributions	67,100	12,411	—	89,021	26,626
Change in unrealized appreciation (depreciation)	141,734	15,376	35,768	(192,437)	8,707

Net increase (decrease) in net assets resulting from operations	298,985	30,518	66,555	(95,424)	66,808

Unit transactions:
Purchases	65,441	—	21,762	48,235	42,509
Net transfers	1,986	—	83,557	(364,909)	(10,416)
Surrenders for benefit payments and fees	—	—	—	—	(77,094)
Other transactions	—	—	—	—	—
Death benefits	(159,542)	—	—	—	(38,096)
Net loan activity	(4,178)	—	731	—	(2,445)
Cost of insurance and other fees	(133,272)	(2,468)	(64,798)	(106,947)	(66,336)

Net increase (decrease) in net assets resulting from unit transactions	(229,565)	(2,468)	41,252	(423,621)	(151,878)

Net increase (decrease) in net assets	69,420	28,050	107,807	(519,045)	(85,070)

Net assets:
Beginning of period	2,420,858	155,775	1,236,467	2,333,583	796,040
End of period	$2,490,278	$183,825	$1,344,274	$1,814,538	$710,970

The accompanying notes are an integral part of these financial statements.
SA-61

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$83	$753	$606	$—	$23,668
Net realized gain (loss) on security transactions	162	(27)	3,661	—	177,409
Net realized gain distributions	175	434	6,055	—	632,974
Change in unrealized appreciation (depreciation)	(865)	3,645	8,784	—	658,823

Net increase (decrease) in net assets resulting from operations	(445)	4,805	19,106	—	1,492,874

Unit transactions:
Purchases	—	—	—	—	100,539
Net transfers	—	—	—	—	(1,015)
Surrenders for benefit payments and fees	—	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(81,737)
Net loan activity	—	—	—	—	(19,101)
Cost of insurance and other fees	(380)	(188)	(7,916)	(19)	(368,999)

Net increase (decrease) in net assets resulting from unit transactions	(380)	(188)	(7,916)	(19)	(370,313)

Net increase (decrease) in net assets	(825)	4,617	11,190	(19)	1,122,561

Net assets:
Beginning of period	11,870	31,481	63,618	116	6,446,443
End of period	$11,045	$36,098	$74,808	$97	$7,569,004

The accompanying notes are an integral part of these financial statements.
SA-62

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,201	$3,884	$5,886	$—	$3,061
Net realized gain (loss) on security transactions	(593)	1,530	200	(23,968)	(305)
Net realized gain distributions	—	7,192	—	—	—
Change in unrealized appreciation (depreciation)	51,469	(32,517)	6,108	(57,184)	8,526

Net increase (decrease) in net assets resulting from operations	52,077	(19,911)	12,194	(81,152)	11,282

Unit transactions:
Purchases	449	11,758	16,026	55,139	23,647
Net transfers	—	8,550	(3,939)	(18,482)	13,175
Surrenders for benefit payments and fees	—	—	(2,067)	(11,801)	—
Other transactions	—	—	—	—	—
Death benefits	—	—	(1,684)	(2,717)	—
Net loan activity	—	(2)	(422)	1,755	—
Cost of insurance and other fees	(5,572)	(5,907)	(8,245)	(69,217)	(18,702)

Net increase (decrease) in net assets resulting from unit transactions	(5,123)	14,399	(331)	(45,323)	18,120

Net increase (decrease) in net assets	46,954	(5,512)	11,863	(126,475)	29,402

Net assets:
Beginning of period	131,488	348,294	297,228	1,642,014	243,523
End of period	$178,442	$342,782	$309,091	$1,515,539	$272,925

The accompanying notes are an integral part of these financial statements.
SA-63

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$232,421	$2,561	$1,419
Net realized gain (loss) on security transactions	20,692	4,847	225,580	221	(5,014)
Net realized gain distributions	277,885	42,928	1,301,258	17,582	—
Change in unrealized appreciation (depreciation)	(386,992)	50,508	2,642,467	12,067	(11,987)

Net increase (decrease) in net assets resulting from operations	(88,415)	98,283	4,401,726	32,431	(15,582)

Unit transactions:
Purchases	11,383	13,663	267,747	4,396	7,785
Net transfers	192,099	19,367	(121,472)	—	—
Surrenders for benefit payments and fees	(14,027)	—	(613)	—	(20,889)
Other transactions	—	—	(3)	—	—
Death benefits	(46,131)	—	(2,744)	—	—
Net loan activity	(25)	—	—	—	—
Cost of insurance and other fees	(23,258)	(6,705)	(804,931)	(1,083)	(9,802)

Net increase (decrease) in net assets resulting from unit transactions	120,041	26,325	(662,016)	3,313	(22,906)

Net increase (decrease) in net assets	31,626	124,608	3,739,710	35,744	(38,488)

Net assets:
Beginning of period	556,298	407,469	15,716,281	128,331	228,094
End of period	$587,924	$532,077	$19,455,991	$164,075	$189,606

The accompanying notes are an integral part of these financial statements.
SA-64

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Global Asset Allocation Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$5,059	$—	$236	$311	$826
Net realized gain (loss) on security transactions	25,263	—	(9)	211	259
Net realized gain distributions	15,750	—	—	1,042	2,547
Change in unrealized appreciation (depreciation)	55,128	—	18	(2,729)	2,297

Net increase (decrease) in net assets resulting from operations	101,200	—	245	(1,165)	5,929

Unit transactions:
Purchases	4,093	41	—	1,538	194
Net transfers	(72,908)	—	—	(18,043)	—
Surrenders for benefit payments and fees	—	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net loan activity	—	—	—	—	—
Cost of insurance and other fees	(23,651)	(41)	(120)	(233)	(1,799)

Net increase (decrease) in net assets resulting from unit transactions	(92,466)	—	(120)	(16,738)	(1,605)

Net increase (decrease) in net assets	8,734	—	125	(17,903)	4,324

Net assets:
Beginning of period	441,789	—	4,975	40,155	67,391
End of period	$450,523	$—	$5,100	$22,252	$71,715

The accompanying notes are an integral part of these financial statements.
SA-65

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT International Value Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$30	$172	$—	$—
Net realized gain (loss) on security transactions	—	1,311	417,038	15,185
Net realized gain distributions	19	11,460	1,205,896	40,954
Change in unrealized appreciation (depreciation)	151	12,928	1,181,803	11,456

Net increase (decrease) in net assets resulting from operations	200	25,871	2,804,737	67,595

Unit transactions:
Purchases	311	—	168,059	—
Net transfers	—	—	(471,834)	(31,239)
Surrenders for benefit payments and fees	—	—	—	—
Other transactions	—	—	—	—
Death benefits	—	—	(66,197)	—
Net loan activity	—	—	(14,866)	(2,065)
Cost of insurance and other fees	(301)	(2,912)	(510,836)	(6,763)

Net increase (decrease) in net assets resulting from unit transactions	10	(2,912)	(895,674)	(40,067)

Net increase (decrease) in net assets	210	22,959	1,909,063	27,528

Net assets:
Beginning of period	1,335	110,952	12,835,886	373,020
End of period	$1,545	$133,911	$14,744,949	$400,548

The accompanying notes are an integral part of these financial statements.
SA-66

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	AB VPS Balanced Wealth Strategy Portfolio (Class B)	AB VPS International Growth Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Small/Mid Cap Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$846	$1,140	$3,098	$2,347	$177,744
Net realized gain (loss) on security transactions	(29)	549	(11,413)	(5,751)	86,810
Net realized gain distributions	1,205	8,897	—	14,459	47,953
Change in unrealized appreciation (depreciation)	1,746	17,391	10,162	10,465	949,799

Net increase (decrease) in net assets resulting from operations	3,768	27,977	1,847	21,520	1,262,306

Unit transactions:
Purchases	1,977	—	—	15,402	329,911
Net transfers	1	—	(4,151)	15,952	(143,850)
Surrenders for benefit payments and fees	—	—	(2,703)	(11,919)	(12,872)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(154,436)
Net loan activity	—	—	(845)	(101)	210
Cost of insurance and other fees	(861)	(6,318)	(9,729)	(7,540)	(287,361)

Net increase (decrease) in net assets resulting from unit transactions	1,117	(6,318)	(17,428)	11,794	(268,398)

Net increase (decrease) in net assets	4,885	21,659	(15,581)	33,314	993,908

Net assets:
Beginning of period	39,308	100,217	243,050	331,459	10,745,375
End of period	$44,193	$121,876	$227,469	$364,773	$11,739,283

The accompanying notes are an integral part of these financial statements.
SA-67

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	American Funds IS Washington Mutual Investors Fund (Class 2)	American Funds IS The Bond Fund of America (Class 2)	American Funds IS Capital World Bond Fund (Class 2)	American Funds IS Capital World Growth and Income Fund (Class 2)	American Funds IS Global Growth Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$30,538	$56,278	$1,487	$1,888	$14,580
Net realized gain (loss) on security transactions	40,251	28,268	206	6,570	86,961
Net realized gain distributions	22,864	24,856	2,067	3,767	114,374
Change in unrealized appreciation (depreciation)	57,505	137,231	7,670	1,334	942,805

Net increase (decrease) in net assets resulting from operations	151,158	246,633	11,430	13,559	1,158,720

Unit transactions:
Purchases	41,154	307,455	5,581	7,134	92,992
Net transfers	4,841	74,492	(7,972)	(523)	(65,183)
Surrenders for benefit payments and fees	(269,713)	(131,341)	(1,283)	(19,766)	(12,656)
Other transactions	—	—	—	—	27
Death benefits	(41,068)	(108,916)	—	—	(55,833)
Net loan activity	24	(9,103)	30	(35)	13,156
Cost of insurance and other fees	(82,558)	(262,605)	(2,683)	(4,002)	(134,015)

Net increase (decrease) in net assets resulting from unit transactions	(347,320)	(130,018)	(6,327)	(17,192)	(161,512)

Net increase (decrease) in net assets	(196,162)	116,615	5,103	(3,633)	997,208

Net assets:
Beginning of period	2,099,544	2,679,742	123,753	171,658	3,967,208
End of period	$1,903,382	$2,796,357	$128,856	$168,025	$4,964,416

The accompanying notes are an integral part of these financial statements.
SA-68

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$10,511	$62,217	$158,679	$39,562	$1,152
Net realized gain (loss) on security transactions	55,209	451,255	154,297	36,956	39,310
Net realized gain distributions	392,459	461,652	308,395	—	16,994
Change in unrealized appreciation (depreciation)	1,442,717	7,754,943	866,552	783,415	304,099

Net increase (decrease) in net assets resulting from operations	1,900,896	8,730,067	1,487,923	859,933	361,555

Unit transactions:
Purchases	162,397	237,796	320,697	203,441	89,229
Net transfers	(68,564)	(446,674)	(398,905)	21,914	(63,074)
Surrenders for benefit payments and fees	(17,690)	(179,603)	(266,745)	(83,104)	(31,419)
Other transactions	112	95	88	—	—
Death benefits	(28,386)	(230,399)	(37,722)	(210,669)	(49,565)
Net loan activity	(7,181)	(897)	482	(8,915)	(164)
Cost of insurance and other fees	(133,683)	(696,290)	(614,701)	(336,513)	(90,961)

Net increase (decrease) in net assets resulting from unit transactions	(92,995)	(1,315,972)	(996,806)	(413,846)	(145,954)

Net increase (decrease) in net assets	1,807,901	7,414,095	491,117	446,087	215,601

Net assets:
Beginning of period	6,492,006	17,739,339	12,474,737	6,590,516	1,659,591
End of period	$8,299,907	$25,153,434	$12,965,854	$7,036,603	$1,875,192

The accompanying notes are an integral part of these financial statements.
SA-69

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$140,675	$1,357	$2,113	$3,484	$6,507
Net realized gain (loss) on security transactions	(12,271)	(140)	337	2,957	7,434
Net realized gain distributions	353,656	1,551	1,051	18,784	31,109
Change in unrealized appreciation (depreciation)	46,908	12,704	10,097	21,785	60,771

Net increase (decrease) in net assets resulting from operations	528,968	15,472	13,598	47,010	105,821

Unit transactions:
Purchases	115,851	—	134	16,470	19,605
Net transfers	(65,515)	(80,838)	212,903	(1,187)	2
Surrenders for benefit payments and fees	(6,266)	—	—	—	(1,881)
Other transactions	27	—	—	—	—
Death benefits	(78,527)	—	—	—	—
Net loan activity	16,122	—	99	183	(10,013)
Cost of insurance and other fees	(435,632)	(23,750)	(17,382)	(20,304)	(14,363)

Net increase (decrease) in net assets resulting from unit transactions	(453,940)	(104,588)	195,754	(4,838)	(6,650)

Net increase (decrease) in net assets	75,028	(89,116)	209,352	42,172	99,171

Net assets:
Beginning of period	8,531,223	179,474	5,800	326,122	640,708
End of period	$8,606,251	$90,358	$215,152	$368,294	$739,879

The accompanying notes are an integral part of these financial statements.
SA-70

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity® VIP Overseas Portfolio (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$4,058	$21	$2,341	$11,961	$1,727
Net realized gain (loss) on security transactions	—	539	21,888	397	6,054
Net realized gain distributions	—	4,868	15,972	—	1,818
Change in unrealized appreciation (depreciation)	—	14,387	799,563	543,452	48,387

Net increase (decrease) in net assets resulting from operations	4,058	19,815	839,764	555,810	57,986

Unit transactions:
Purchases	762,400	—	44,119	36,717	—
Net transfers	2,509,048	—	(33,711)	26,282	—
Surrenders for benefit payments and fees	(665,804)	—	(9,411)	(44,873)	—
Other transactions	(76)	—	—	—	—
Death benefits	(6,843)	—	—	(104,910)	—
Net loan activity	1,712	—	338	823	—
Cost of insurance and other fees	(484,807)	(1,232)	(71,396)	(82,696)	(41,056)

Net increase (decrease) in net assets resulting from unit transactions	2,115,630	(1,232)	(70,061)	(168,657)	(41,056)

Net increase (decrease) in net assets	2,119,688	18,583	769,703	387,153	16,930

Net assets:
Beginning of period	1,269,105	46,315	2,822,144	3,254,506	424,268
End of period	$3,388,793	$64,898	$3,591,847	$3,641,659	$441,198

The accompanying notes are an integral part of these financial statements.
SA-71

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Franklin DynaTech VIP Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$940	$38	$—	$75,717	$20,274
Net realized gain (loss) on security transactions	(4)	37	39	(14,316)	(8,214)
Net realized gain distributions	295	195	1,986	1,073	16,238
Change in unrealized appreciation (depreciation)	906	69	10,402	(61,271)	(72,349)

Net increase (decrease) in net assets resulting from operations	2,137	339	12,427	1,203	(44,051)

Unit transactions:
Purchases	—	325	975	62,984	16,137
Net transfers	—	—	1	7,264	11,905
Surrenders for benefit payments and fees	—	—	—	(46,866)	(14,767)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(8,094)	—
Net loan activity	—	—	—	1,323	(1,724)
Cost of insurance and other fees	(458)	(259)	(729)	(69,944)	(33,413)

Net increase (decrease) in net assets resulting from unit transactions	(458)	66	247	(53,333)	(21,862)

Net increase (decrease) in net assets	1,679	405	12,674	(52,130)	(65,913)

Net assets:
Beginning of period	30,292	4,120	27,573	1,452,101	1,016,873
End of period	$31,971	$4,525	$40,247	$1,399,971	$950,960

The accompanying notes are an integral part of these financial statements.
SA-72

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Rising Dividends VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$46,463	$2,081	$24,021	$—	$31,802
Net realized gain (loss) on security transactions	(12,780)	2,395	(30,326)	(457)	(3,886)
Net realized gain distributions	64,597	8,827	102,166	20,382	—
Change in unrealized appreciation (depreciation)	(207,837)	13,674	(14,498)	51,509	(4,185)

Net increase (decrease) in net assets resulting from operations	(109,557)	26,977	81,363	71,434	23,731

Unit transactions:
Purchases	—	6,796	33,967	7,088	32,695
Net transfers	(5,955)	(3,765)	6,818	(5,733)	880
Surrenders for benefit payments and fees	(20,653)	(17,500)	(15,409)	—	(4,918)
Other transactions	—	—	—	—	—
Death benefits	—	—	(58,368)	—	(26,292)
Net loan activity	(263)	(15)	(3,477)	—	874
Cost of insurance and other fees	(53,515)	(3,725)	(43,614)	(2,920)	(32,174)

Net increase (decrease) in net assets resulting from unit transactions	(80,386)	(18,209)	(80,083)	(1,565)	(28,935)

Net increase (decrease) in net assets	(189,943)	8,768	1,280	69,869	(5,204)

Net assets:
Beginning of period	2,000,048	183,703	1,910,588	132,434	665,967
End of period	$1,810,105	$192,471	$1,911,868	$202,303	$660,763

The accompanying notes are an integral part of these financial statements.
SA-73

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$348	$134,634	$272,436	$17,389	$247,665
Net realized gain (loss) on security transactions	764	42,196	(33,126)	7,326	(83,554)
Net realized gain distributions	1,417	416,062	2,140,619	120,760	624,140
Change in unrealized appreciation (depreciation)	905	263,951	3,523,091	631,605	226,164

Net increase (decrease) in net assets resulting from operations	3,434	856,843	5,903,020	777,080	1,014,415

Unit transactions:
Purchases	—	144,929	438,176	79,452	304,973
Net transfers	2	(159,581)	(602,108)	3,708,659	792,364
Surrenders for benefit payments and fees	—	(77,643)	(210,261)	(40,364)	(143,685)
Other transactions	—	26	21	(1)	25
Death benefits	(2,630)	(1,694)	(266,843)	(260)	(311,883)
Net loan activity	—	(6,914)	(39,522)	(6,173)	(1,314)
Cost of insurance and other fees	(1,617)	(497,617)	(1,454,412)	(102,357)	(589,608)

Net increase (decrease) in net assets resulting from unit transactions	(4,245)	(598,494)	(2,134,949)	3,638,956	50,872

Net increase (decrease) in net assets	(811)	258,349	3,768,071	4,416,036	1,065,287

Net assets:
Beginning of period	25,834	8,330,342	28,934,044	1,508,612	13,243,113
End of period	$25,023	$8,588,691	$32,702,115	$5,924,648	$14,308,400

The accompanying notes are an integral part of these financial statements.
SA-74

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$93,367	$2,678	$—	$—	$275,917
Net realized gain (loss) on security transactions	41,434	51,184	56,273	273	254,205
Net realized gain distributions	—	456,737	756,574	70	1,089,734
Change in unrealized appreciation (depreciation)	829,934	754,305	1,785,077	51	329,331

Net increase (decrease) in net assets resulting from operations	964,735	1,264,904	2,597,924	394	1,949,187

Unit transactions:
Purchases	57,708	89,555	49,782	85	424,492
Net transfers	(5,864)	386,699	(5,825)	(187)	(63,165)
Surrenders for benefit payments and fees	(32,801)	(32,542)	(8,586)	(3,215)	(27,616)
Other transactions	26	51	(27)	—	(107)
Death benefits	(161,107)	—	—	—	(117,991)
Net loan activity	(1,568)	(1,299)	73	—	19,462
Cost of insurance and other fees	(207,852)	(259,152)	(255,521)	(85)	(697,649)

Net increase (decrease) in net assets resulting from unit transactions	(351,458)	183,312	(220,104)	(3,402)	(462,574)

Net increase (decrease) in net assets	613,277	1,448,216	2,377,820	(3,008)	1,486,613

Net assets:
Beginning of period	5,088,837	4,813,035	4,717,743	5,262	16,701,588
End of period	$5,702,114	$6,261,251	$7,095,563	$2,254	$18,188,201

The accompanying notes are an integral part of these financial statements.
SA-75

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$515,424	$85,960	$28	$712	$22,929
Net realized gain (loss) on security transactions	26,543	4,374	732	(1,460)	(915)
Net realized gain distributions	30,887	—	2,930	1,087	14,782
Change in unrealized appreciation (depreciation)	604,435	(38,737)	10,625	6	(7,444)

Net increase (decrease) in net assets resulting from operations	1,177,289	51,597	14,315	345	29,352

Unit transactions:
Purchases	452,986	405,419	—	1,678	3,087
Net transfers	194,873	601,587	—	4	1,031
Surrenders for benefit payments and fees	(97,719)	(120,237)	—	(2,660)	(1,450)
Other transactions	1,205	(81)	—	—	—
Death benefits	(49,200)	(13,456)	—	—	—
Net loan activity	18,395	339	—	—	—
Cost of insurance and other fees	(666,384)	(435,979)	(2,159)	(3,463)	(10,249)

Net increase (decrease) in net assets resulting from unit transactions	(145,844)	437,592	(2,159)	(4,441)	(7,581)

Net increase (decrease) in net assets	1,031,445	489,189	12,156	(4,096)	21,771

Net assets:
Beginning of period	13,533,064	3,619,096	35,298	132,003	295,602
End of period	$14,564,509	$4,108,285	$47,454	$127,907	$317,373

The accompanying notes are an integral part of these financial statements.
SA-76

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Global Real Estate Fund (Series I)	Invesco V.I. Growth and Income Fund (Series II)	Invesco V.I. International Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,965	$428	$2,283	$2,123	$10,077
Net realized gain (loss) on security transactions	(1,357)	(12)	(53)	(252)	3,187
Net realized gain distributions	3,686	7,377	1,275	1,792	9,708
Change in unrealized appreciation (depreciation)	(8,627)	(3,499)	(8,927)	(1,513)	35,249

Net increase (decrease) in net assets resulting from operations	(3,333)	4,294	(5,422)	2,150	58,221

Unit transactions:
Purchases	4,276	—	2,943	1,095	22,578
Net transfers	(2)	—	83	—	(3,826)
Surrenders for benefit payments and fees	—	—	—	—	(21,402)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(81)
Net loan activity	—	—	—	—	969
Cost of insurance and other fees	(6,929)	(826)	(1,553)	(1,637)	(15,272)

Net increase (decrease) in net assets resulting from unit transactions	(2,655)	(826)	1,473	(542)	(17,034)

Net increase (decrease) in net assets	(5,988)	3,468	(3,949)	1,608	41,187

Net assets:
Beginning of period	161,294	32,002	50,944	120,862	446,545
End of period	$155,306	$35,470	$46,995	$122,470	$487,732

The accompanying notes are an integral part of these financial statements.
SA-77

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Fundamental Equity Portfolio (Class VC)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$712	$1,249	$33,605	$341	$109
Net realized gain (loss) on security transactions	(667)	(566)	(11,818)	55	(57)
Net realized gain distributions	20,149	31,125	—	645	14
Change in unrealized appreciation (depreciation)	(11,004)	67,240	29,243	4,272	399

Net increase (decrease) in net assets resulting from operations	9,190	99,048	51,030	5,313	465

Unit transactions:
Purchases	—	17,614	51,830	2,621	1,170
Net transfers	(1,338)	6,343	(41,042)	—	—
Surrenders for benefit payments and fees	—	(4,612)	(18,964)	(1,785)	—
Other transactions	—	—	—	—	—
Death benefits	—	(84)	(8,356)	—	—
Net loan activity	—	430	—	—	—
Cost of insurance and other fees	(3,290)	(14,330)	(30,664)	(1,128)	(353)

Net increase (decrease) in net assets resulting from unit transactions	(4,628)	5,361	(47,196)	(292)	817

Net increase (decrease) in net assets	4,562	104,409	3,834	5,021	1,282

Net assets:
Beginning of period	107,500	343,585	922,873	33,543	8,314
End of period	$112,062	$447,994	$926,707	$38,564	$9,596

The accompanying notes are an integral part of these financial statements.
SA-78

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$199	$—	$888	$—	$37,715
Net realized gain (loss) on security transactions	(12)	1,375	5,068	1,393	(4,159)
Net realized gain distributions	—	10,431	4,249	21,687	—
Change in unrealized appreciation (depreciation)	193	34,173	10,007	74,408	32,798

Net increase (decrease) in net assets resulting from operations	380	45,979	20,212	97,488	66,354

Unit transactions:
Purchases	840	2,082	833	3,659	76,333
Net transfers	1	8,887	(8,389)	22,801	(5,416)
Surrenders for benefit payments and fees	—	—	—	—	(16,329)
Other transactions	—	—	—	—	—
Death benefits	—	—	(36,341)	—	(575,394)
Net loan activity	—	—	—	—	2,683
Cost of insurance and other fees	(446)	(4,932)	(2,723)	(7,271)	(53,834)

Net increase (decrease) in net assets resulting from unit transactions	395	6,037	(46,620)	19,189	(571,957)

Net increase (decrease) in net assets	775	52,016	(26,408)	116,677	(505,603)

Net assets:
Beginning of period	12,051	135,464	185,834	185,166	1,628,568
End of period	$12,826	$187,480	$159,426	$301,843	$1,122,965

The accompanying notes are an integral part of these financial statements.
SA-79

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)	Invesco V.I. Main Street Fund® (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$16,613	$22,567	$—	$2,220	$537
Net realized gain (loss) on security transactions	6,247	12,754	559	1,006	(43)
Net realized gain distributions	19,252	63,247	6,409	18,408	4,551
Change in unrealized appreciation (depreciation)	29,054	(41,312)	6,270	98,792	985

Net increase (decrease) in net assets resulting from operations	71,166	57,256	13,238	120,426	6,030

Unit transactions:
Purchases	11,238	73,664	—	4,471	450
Net transfers	(17,772)	2,535	—	(50,207)	(56)
Surrenders for benefit payments and fees	—	(33,905)	—	(58)	(1,777)
Other transactions	—	—	—	—	—
Death benefits	—	(35,154)	—	—	—
Net loan activity	—	1,605	—	—	—
Cost of insurance and other fees	(19,894)	(37,630)	(2,220)	(19,996)	(1,679)

Net increase (decrease) in net assets resulting from unit transactions	(26,428)	(28,885)	(2,220)	(65,790)	(3,062)

Net increase (decrease) in net assets	44,738	28,371	11,018	54,636	2,968

Net assets:
Beginning of period	753,097	1,580,630	38,166	549,703	47,993
End of period	$797,835	$1,609,001	$49,184	$604,339	$50,961

The accompanying notes are an integral part of these financial statements.
SA-80

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,330	$—	$2,179	$119,145	$5,443
Net realized gain (loss) on security transactions	(1,229)	515	(740)	(17,963)	(83)
Net realized gain distributions	5,304	6,840	—	415,030	4,911
Change in unrealized appreciation (depreciation)	68,382	72,731	(1,735)	(172,864)	20,720

Net increase (decrease) in net assets resulting from operations	73,787	80,086	(296)	343,348	30,991

Unit transactions:
Purchases	18,392	—	—	—	—
Net transfers	(1,777)	—	—	(577)	(3)
Surrenders for benefit payments and fees	(8,160)	—	—	(4,879)	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(54,884)	—
Net loan activity	—	—	—	(416)	—
Cost of insurance and other fees	(14,167)	(6,264)	(1,245)	(297,842)	(14,823)

Net increase (decrease) in net assets resulting from unit transactions	(5,712)	(6,264)	(1,245)	(358,598)	(14,826)

Net increase (decrease) in net assets	68,075	73,822	(1,541)	(15,250)	16,165

Net assets:
Beginning of period	376,341	169,972	29,830	6,805,195	261,498
End of period	$444,416	$243,794	$28,289	$6,789,945	$277,663

The accompanying notes are an integral part of these financial statements.
SA-81

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$8,782	$973	$68,039	$141,374	$12,946
Net realized gain (loss) on security transactions	17,908	903	(30,523)	(15,499)	(5,715)
Net realized gain distributions	18,632	12,376	—	25,020	—
Change in unrealized appreciation (depreciation)	175,416	7,854	25,798	5,226	81,976

Net increase (decrease) in net assets resulting from operations	220,738	22,106	63,314	156,121	89,207

Unit transactions:
Purchases	77,540	—	17,328	38,271	33,783
Net transfers	(64,459)	—	8,601	11,846	(16,118)
Surrenders for benefit payments and fees	(12,606)	—	(4,824)	—	—
Other transactions	—	—	—	—	—
Death benefits	(9,837)	—	—	(556,656)	(4,952)
Net loan activity	—	—	(47)	(1)	(72)
Cost of insurance and other fees	(145,430)	(4,530)	(63,722)	(146,576)	(68,417)

Net increase (decrease) in net assets resulting from unit transactions	(154,792)	(4,530)	(42,664)	(653,116)	(55,776)

Net increase (decrease) in net assets	65,946	17,576	20,650	(496,995)	33,431

Net assets:
Beginning of period	2,354,912	138,199	1,215,817	2,830,578	762,609
End of period	$2,420,858	$155,775	$1,236,467	$2,333,583	$796,040

The accompanying notes are an integral part of these financial statements.
SA-82

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$42	$718	$842	$—	$35,041
Net realized gain (loss) on security transactions	2,346	(79)	6,525	—	145,607
Net realized gain distributions	—	381	2,865	—	465,185
Change in unrealized appreciation (depreciation)	1,011	236	(1,733)	—	835,525

Net increase (decrease) in net assets resulting from operations	3,399	1,256	8,499	—	1,481,358

Unit transactions:
Purchases	—	—	—	—	89,153
Net transfers	—	—	(11)	—	(91,855)
Surrenders for benefit payments and fees	(6,244)	—	—	—	(5,448)
Other transactions	—	—	—	—	—
Death benefits	—	—	(13,521)	—	(13,125)
Net loan activity	—	—	—	—	(1,779)
Cost of insurance and other fees	(342)	(167)	(7,214)	(20)	(365,712)

Net increase (decrease) in net assets resulting from unit transactions	(6,586)	(167)	(20,746)	(20)	(388,766)

Net increase (decrease) in net assets	(3,187)	1,089	(12,247)	(20)	1,092,592

Net assets:
Beginning of period	15,057	30,392	75,865	136	5,353,851
End of period	$11,870	$31,481	$63,618	$116	$6,446,443

The accompanying notes are an integral part of these financial statements.
SA-83

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Small Cap Value Fund (Class IB)	Templeton Developing Markets VIP Fund (Class 1)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,140	$12,335	$8,675	$142,105	$6,110
Net realized gain (loss) on security transactions	(4,184)	1,150	(4,909)	(20,503)	(1,806)
Net realized gain distributions	—	7,266	—	—	—
Change in unrealized appreciation (depreciation)	6,866	33,086	(9,241)	(216,615)	11,046

Net increase (decrease) in net assets resulting from operations	3,822	53,837	(5,475)	(95,013)	15,350

Unit transactions:
Purchases	449	11,833	16,052	69,355	24,216
Net transfers	(6)	2,566	3,022	3,180	536
Surrenders for benefit payments and fees	—	(7,197)	(31,319)	(55,902)	—
Other transactions	—	—	—	—	—
Death benefits	—	—	(71)	(9,680)	—
Net loan activity	—	(11)	1,008	2,919	111
Cost of insurance and other fees	(4,929)	(6,239)	(8,920)	(83,482)	(11,520)

Net increase (decrease) in net assets resulting from unit transactions	(4,486)	952	(20,228)	(73,610)	13,343

Net increase (decrease) in net assets	(664)	54,789	(25,703)	(168,623)	28,693

Net assets:
Beginning of period	132,152	293,505	322,931	1,810,637	214,830
End of period	$131,488	$348,294	$297,228	$1,642,014	$243,523

The accompanying notes are an integral part of these financial statements.
SA-84

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Growth Opportunities Fund (Class IB)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$139	$248,519	$1,862	$16,443
Net realized gain (loss) on security transactions	9,231	7,079	(22,214)	13	(1,642)
Net realized gain distributions	31,886	19,601	910,550	5,210	—
Change in unrealized appreciation (depreciation)	236,167	85,984	1,111,273	576	(16,921)

Net increase (decrease) in net assets resulting from operations	277,284	112,803	2,248,128	7,661	(2,120)

Unit transactions:
Purchases	5,023	13,308	258,826	4,373	11,135
Net transfers	110,489	(26,159)	(622,849)	(3)	—
Surrenders for benefit payments and fees	(17,104)	(2,427)	(7,026)	—	(14,086)
Other transactions	—	—	(17)	—	—
Death benefits	—	—	(626,379)	—	—
Net loan activity	(104)	—	181	—	—
Cost of insurance and other fees	(13,453)	(5,783)	(802,843)	(838)	(10,434)

Net increase (decrease) in net assets resulting from unit transactions	84,851	(21,061)	(1,800,107)	3,532	(13,385)

Net increase (decrease) in net assets	362,135	91,742	448,021	11,193	(15,505)

Net assets:
Beginning of period	194,163	315,727	15,268,260	117,138	243,599
End of period	$556,298	$407,469	$15,716,281	$128,331	$228,094

The accompanying notes are an integral part of these financial statements.
SA-85

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Global Asset Allocation Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$8,006	$2	$262	$1,835	$932
Net realized gain (loss) on security transactions	13,361	(3)	(17)	—	(44)
Net realized gain distributions	32,236	2	—	341	—
Change in unrealized appreciation (depreciation)	(37,381)	(3)	(2)	(59)	6,293

Net increase (decrease) in net assets resulting from operations	16,222	(2)	243	2,117	7,181

Unit transactions:
Purchases	4,093	244	—	2,798	194
Net transfers	(74,121)	—	—	—	—
Surrenders for benefit payments and fees	—	—	—	—	—
Other transactions	—	1	—	—	—
Death benefits	—	—	—	—	—
Net loan activity	—	—	—	—	—
Cost of insurance and other fees	(30,771)	(360)	(114)	(339)	(1,565)

Net increase (decrease) in net assets resulting from unit transactions	(100,799)	(115)	(114)	2,459	(1,371)

Net increase (decrease) in net assets	(84,577)	(117)	129	4,576	5,810

Net assets:
Beginning of period	526,366	117	4,846	35,579	61,581
End of period	$441,789	$—	$4,975	$40,155	$67,391

The accompanying notes are an integral part of these financial statements.
SA-86

Separate Account VL II
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT International Value Fund (Class IB)	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Growth Opportunities Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account(1)
Operations:
Net investment income (loss)	$27	$381	$26,450	$—
Net realized gain (loss) on security transactions	—	848	236,344	897
Net realized gain distributions	16	7,981	584,381	—
Change in unrealized appreciation (depreciation)	19	15,710	2,805,860	121,433

Net increase (decrease) in net assets resulting from operations	62	24,920	3,653,035	122,330

Unit transactions:
Purchases	311	—	134,043	—
Net transfers	—	—	(79,897)	255,353
Surrenders for benefit payments and fees	—	—	(24,676)	—
Other transactions	—	—	(26)	—
Death benefits	—	—	(12,041)	—
Net loan activity	—	—	—	(56)
Cost of insurance and other fees	(248)	(2,363)	(583,381)	(4,607)

Net increase (decrease) in net assets resulting from unit transactions	63	(2,363)	(565,978)	250,690

Net increase (decrease) in net assets	125	22,557	3,087,057	373,020

Net assets:
Beginning of period	1,210	88,395	9,748,829	—
End of period	$1,335	$110,952	$12,835,886	$373,020

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-87

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1. Organization:

Separate Account VL II (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

In 2021, the Account was comprised of the following Sub-Accounts:

AB VPS Balanced Wealth Strategy Portfolio (Class B)	Franklin Mutual Global Discovery VIP Fund (Class 2)
AB VPS International Growth Portfolio (Class B)	Franklin Mutual Shares VIP Fund (Class 2)
AB VPS International Value Portfolio (Class B)	Franklin Rising Dividends VIP Fund (Class 2)
AB VPS Small/Mid Cap Value Portfolio (Class B)	Franklin Small Cap Value VIP Fund (Class 2)
American Funds IS Asset Allocation Fund (Class 2)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
American Funds IS Washington Mutual Investors Fund (Class 2)	Franklin Strategic Income VIP Fund (Class 1)
(formerly American Funds IS Blue Chip Income and Growth	Putnam VT George Putnam Balanced Fund (Class IA)
Fund (Class 2))	Hartford Balanced HLS Fund (Class IA)
American Funds IS The Bond Fund of America (Class 2)	Hartford Capital Appreciation HLS Fund (Class IA)
(formerly American Funds IS Bond Fund (Class 2))	Hartford Disciplined Equity HLS Fund (Class IA)
American Funds IS Capital World Bond Fund (Class 2)	Hartford Dividend and Growth HLS Fund (Class IA)
American Funds IS Capital World Growth and Income Fund	Hartford International Opportunities HLS Fund (Class IA)
(Class 2) (formerly American Funds IS Global Growth and Income	Hartford MidCap HLS Fund (Class IA)
Fund (Class 2))	Hartford Small Company HLS Fund (Class IA)
American Funds IS Global Growth Fund (Class 2)	Hartford Small Cap Growth HLS Fund (Class IA)
American Funds IS Global Small Capitalization Fund (Class 2)	Hartford Stock HLS Fund (Class IA)
American Funds IS Growth Fund (Class 2)	Hartford Total Return Bond HLS Fund (Class IA)
American Funds IS Growth-Income Fund (Class 2)	Hartford Ultrashort Bond HLS Fund (Class IA)
American Funds IS International Fund (Class 2)	Invesco V.I. American Franchise Fund (Series I)
American Funds IS New World Fund® (Class 2)	Invesco V.I. American Value Fund (Series II)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	Invesco V.I. Comstock Fund (Series II)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Invesco V.I. Core Equity Fund (Series I)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Invesco V.I. Global Real Estate Fund (Series I)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series II)
Fidelity® VIP Government Money Market Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)
Fidelity® VIP Growth Portfolio (Service Class 2)	Invesco V.I. Main Street Mid Cap Fund® (Series I) (formerly
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Invesco V.I. Mid Cap Core Equity Fund (Series I))
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Invesco V.I. Small Cap Equity Fund (Series I)
Fidelity® VIP Overseas Portfolio (Initial Class)	Lord Abbett Bond Debenture Portfolio (Class VC)
Fidelity® VIP Strategic Income Portfolio (Service Class 2)	Lord Abbett Dividend Growth Portfolio (Class VC)
Fidelity® VIP Value Strategies Portfolio (Service Class 2)	Lord Abbett Fundamental Equity Portfolio (Class VC)
Franklin DynaTech VIP Fund (Class 2) (formerly Franklin Flex	Lord Abbett Growth and Income Portfolio (Class VC)
Cap Growth VIP Fund (Class 2))	MFS® Growth Series (Initial Class)
Franklin Income VIP Fund (Class 2)	MFS® Investors Trust Series (Initial Class)

SA-88

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1. Organization (continued):

MFS® New Discovery Series (Initial Class)	Putnam VT Multi-Cap Core Fund (Class IA)
MFS® Total Return Bond Series (Initial Class)	Putnam VT Government Money Market Fund (Class IA)
MFS® Total Return Series (Initial Class)	Putnam VT Sustainable Leaders Fund (Class IA)
MFS® Value Series (Initial Class)	Putnam VT Small Cap Value Fund (Class IB)
Invesco V.I. Capital Appreciation Fund (Series II) (formerly	Templeton Developing Markets VIP Fund (Class 1)
Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II))	Templeton Foreign VIP Fund (Class 2)
Invesco V.I. Global Fund (Series II) (formerly Invesco	Templeton Global Bond VIP Fund (Class 2)
Oppenheimer V.I. Global Fund (Series II))	Templeton Growth VIP Fund (Class 2)
Invesco V.I. Main Street Fund® (Series II) (formerly Invesco	Morgan Stanley VIF Discovery Portfolio (Class II)
Oppenheimer V.I. Main Street Fund® (Series II))	Putnam VT Growth Opportunities Fund (Class IB)
Invesco V.I. Main Street Small Cap Fund® (Series II) (formerly	BlackRock S&P 500 Index V.I. Fund (Class I)
Invesco Oppenheimer V.I. Main Street Small Cap	Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Fund® (Series II))	Putnam VT Diversified Income Fund (Class IB)
Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Large Cap Value Fund (Class IB) (formerly
Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IB))
Putnam VT Large Cap Value Fund (Class IA) (formerly Putnam	Putnam VT Global Asset Allocation Fund (Class IB)
VT Equity Income Fund (Class IA))	Putnam VT High Yield Fund (Class IB)
Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Income Fund (Class IB)
Putnam VT Focused International Equity Fund (Class IA)	Putnam VT International Equity Fund (Class IB)
(formerly Putnam VT Global Equity Fund (Class IA))	Putnam VT International Value Fund (Class IB)
Putnam VT Global Health Care Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IB)
Putnam VT High Yield Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)
Putnam VT Income Fund (Class IA)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
Putnam VT International Equity Fund (Class IA)	(formerly Invesco Oppenheimer V.I. Discovery Mid Cap
Putnam VT Emerging Markets Equity Fund (Class IA)	Growth Fund (Series I)) (available April 30, 2020)
Putnam VT International Value Fund (Class IA)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2021.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost

SA-89

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):

method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

SA-90

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h)    Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3.    Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 0.80% of the Sub-Account’s average daily net assets. These expenses are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

c)    Administrative Charges - The Sponsor Company receives fees for administrative services performed. The amount deducted from contract owners’ accounts for these fees is based upon the face amount of the policy at the policy issuance date. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

d)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are deducted through the redemption of units from applicable contract owners’ accounts and are included in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

SA-91

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):

Rider Name	Increment	$ or %
Estate Protection Rider	monthly, per $1,000 of the net amount at risk	$4.07	*
Single Life Yearly Renewable Term Life Insurance Rider	monthly, per $1,000 of the net amount at risk	$14.9533	*
Deduction Amount Waiver Rider	of the monthly deduction amount	34.50%	*
Waiver of Specified Amount Disability Benefit Rider	monthly, per $1 of specified amount	$0.107	*
Accidental Death Benefit Rider	monthly, per $1,000 of the net amount at risk	$0.18	*
Term Insurance Rider	monthly, per $1,000 of the net amount at risk	$9.7142	*
Child Insurance Rider	monthly, per $1,000 of coverage	$0.50
LifeAccess Accelerated Benefit Rider	monthly, per $1,000 of the benefit net amount at risk	$2.9465	*
Accelerated Death Benefit Rider	when benefit is exercised	$300.00
Guaranteed Minimum Accumulation Benefit Rider	monthly, % of separate account value	0.075%
Guaranteed Paid-Up Death Benefit Rider	monthly, % of separate account value	0.0625%
Disability Access Rider-Monthly Charge	per $100 of monthly benefit	$6.701	*
Disability Access Rider-First Year Monthly Rider Issue Fee	monthly for the first twelve monthly activity dates following the Rider Issue Date	$10.00
    * Maximum charge.

e)    Issue Charges - The Sponsor Company may charge an expense of $20 plus $0.05 per $1,000 of the initial face amount of the policy. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

f)    Other fees - The monthly per $1,000 charge, which is based on the initial face amount, may be deducted, by the Sponsor Company, at a maximum fee of $36. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

g)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2021.

4.    Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio (Class B)	$1,396	$510
AB VPS International Growth Portfolio (Class B)	—	7,301
AB VPS International Value Portfolio (Class B)	—	32,929
AB VPS Small/Mid Cap Value Portfolio (Class B)	19,610	106,021
American Funds IS Asset Allocation Fund (Class 2)	318,832	302,995
American Funds IS Washington Mutual Investors Fund (Class 2)	31,002	212,188
American Funds IS The Bond Fund of America (Class 2)	264,171	497,370
American Funds IS Capital World Bond Fund (Class 2)	3,876	3,255
American Funds IS Capital World Growth and Income Fund (Class 2)	18,710	6,248
American Funds IS Global Growth Fund (Class 2)	363,367	445,912
American Funds IS Global Small Capitalization Fund (Class 2)	50,236	280,020

SA-92

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
American Funds IS Growth Fund (Class 2)	$393,126	$2,349,995
American Funds IS Growth-Income Fund (Class 2)	118,447	2,525,984
American Funds IS International Fund (Class 2)	130,329	679,786
American Funds IS New World Fund® (Class 2)	46,302	107,262
Fidelity® VIP Equity-Income Portfolio (Initial Class)	182,371	676,441
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	6,630
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	19,972	76,622
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	12,074	20,828
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	169,795	17,355
Fidelity® VIP Government Money Market Portfolio (Service Class)	1,666,294	2,445,943
Fidelity® VIP Growth Portfolio (Service Class 2)	—	656
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	77,800	378,305
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	18,482	181,461
Fidelity® VIP Overseas Portfolio (Initial Class)	—	47,074
Fidelity® VIP Strategic Income Portfolio (Service Class 2)	—	406
Fidelity® VIP Value Strategies Portfolio (Service Class 2)	317	320
Franklin DynaTech VIP Fund (Class 2)	30,458	1,010
Franklin Income VIP Fund (Class 2)	51,893	83,224
Franklin Mutual Global Discovery VIP Fund (Class 2)	11,965	40,644
Franklin Mutual Shares VIP Fund (Class 2)	1,550	118,863
Franklin Rising Dividends VIP Fund (Class 2)	120,802	8,118
Franklin Small Cap Value VIP Fund (Class 2)	147,648	103,278
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	84,980	3,933
Franklin Strategic Income VIP Fund (Class 1)	22,661	108,747
Putnam VT George Putnam Balanced Fund (Class IA)	—	1,219
Hartford Balanced HLS Fund (Class IA)	116,586	898,181
Hartford Capital Appreciation HLS Fund (Class IA)	164,984	2,790,299
Hartford Disciplined Equity HLS Fund (Class IA)	78,040	488,731
Hartford Dividend and Growth HLS Fund (Class IA)	148,434	934,144
Hartford International Opportunities HLS Fund (Class IA)	265,715	640,894
Hartford MidCap HLS Fund (Class IA)	91,766	759,369
Hartford Small Company HLS Fund (Class IA)	73,605	833,694
Hartford Small Cap Growth HLS Fund (Class IA)	57	103
Hartford Stock HLS Fund (Class IA)	175,962	1,331,122
Hartford Total Return Bond HLS Fund (Class IA)	2,802,722	1,003,306
Hartford Ultrashort Bond HLS Fund (Class IA)	1,306,296	1,205,811
Invesco V.I. American Franchise Fund (Series I)	19,339	53,218
Invesco V.I. American Value Fund (Series II)	2,212	32,135
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	2,373	13,144
Invesco V.I. Comstock Fund (Series II)	4,276	62,506
Invesco V.I. Core Equity Fund (Series I)	—	1,021
Invesco V.I. Global Real Estate Fund (Series I)	2,701	1,425

SA-93

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Invesco V.I. Growth and Income Fund (Series II)	$347	$1,004
Invesco V.I. International Growth Fund (Series I)	15,878	20,957
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	3,373
Invesco V.I. Small Cap Equity Fund (Series I)	10,921	38,219
Lord Abbett Bond Debenture Portfolio (Class VC)	904,952	42,539
Lord Abbett Dividend Growth Portfolio (Class VC)	2,049	623
Lord Abbett Fundamental Equity Portfolio (Class VC)	1,136	352
Lord Abbett Growth and Income Portfolio (Class VC)	467	170
MFS® Growth Series (Initial Class)	4,836	15,435
MFS® Investors Trust Series (Initial Class)	14,842	3,158
MFS® New Discovery Series (Initial Class)	15,602	44,955
MFS® Total Return Bond Series (Initial Class)	205,599	245,391
MFS® Total Return Series (Initial Class)	31,200	18,416
MFS® Value Series (Initial Class)	78,799	737,466
Invesco V.I. Capital Appreciation Fund (Series II)	—	53,587
Invesco V.I. Global Fund (Series II)	20,539	27,389
Invesco V.I. Main Street Fund® (Series II)	341	2,182
Invesco V.I. Main Street Small Cap Fund® (Series II)	34,768	168,067
Putnam VT Small Cap Growth Fund (Class IB)	—	6,814
Putnam VT Diversified Income Fund (Class IA)	—	1,095
Putnam VT Large Cap Value Fund (Class IA)	—	400,275
Putnam VT Global Asset Allocation Fund (Class IA)	—	15,817
Putnam VT Focused International Equity Fund (Class IA)	38,459	268,022
Putnam VT Global Health Care Fund (Class IA)	—	2,468
Putnam VT High Yield Fund (Class IA)	130,756	89,504
Putnam VT Income Fund (Class IA)	73,492	497,113
Putnam VT International Equity Fund (Class IA)	38,741	190,619
Putnam VT Emerging Markets Equity Fund (Class IA)	—	379
Putnam VT International Value Fund (Class IA)	—	188
Putnam VT Multi-Cap Core Fund (Class IA)	—	7,916
Putnam VT Government Money Market Fund (Class IA)	—	19
Putnam VT Sustainable Leaders Fund (Class IA)	29,666	399,979
Putnam VT Small Cap Value Fund (Class IB)	270	5,393
Templeton Developing Markets VIP Fund (Class 1)	20,320	5,920
Templeton Foreign VIP Fund (Class 2)	11,515	11,846
Templeton Global Bond VIP Fund (Class 2)	50,787	96,111
Templeton Growth VIP Fund (Class 2)	32,141	14,021
Morgan Stanley VIF Discovery Portfolio (Class II)	297,681	177,639
Putnam VT Growth Opportunities Fund (Class IB)	39,168	12,843
BlackRock S&P 500 Index V.I. Fund (Class I)	318,789	980,803
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	4,394	1,081
Putnam VT Diversified Income Fund (Class IB)	4,517	27,423
Putnam VT Large Cap Value Fund (Class IB)	3,911	96,378
Putnam VT Global Asset Allocation Fund (Class IB)	20	20
Putnam VT High Yield Fund (Class IB)	—	120

SA-94

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Putnam VT Income Fund (Class IB)	$1,532	$18,269
Putnam VT International Equity Fund (Class IB)	3	1,608
Putnam VT International Value Fund (Class IB)	12	1
Putnam VT Sustainable Leaders Fund (Class IB)	—	2,912
Putnam VT Growth Opportunities Fund (Class IA)	74,787	970,462
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	40,068

5.    Changes in Units Outstanding:

    The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Balanced Wealth Strategy Portfolio (Class B)	63	23	40
AB VPS International Growth Portfolio (Class B)	—	414	(414)
AB VPS International Value Portfolio (Class B)	—	2,886	(2,886)
AB VPS Small/Mid Cap Value Portfolio (Class B)	508	3,002	(2,494)
American Funds IS Asset Allocation Fund (Class 2)	7,369	6,957	412
American Funds IS Washington Mutual Investors Fund (Class 2)	655	4,610	(3,955)
American Funds IS The Bond Fund of America (Class 2)	13,622	25,480	(11,858)
American Funds IS Capital World Bond Fund (Class 2)	257	216	41
American Funds IS Capital World Growth and Income Fund (Class 2)	744	241	503
American Funds IS Global Growth Fund (Class 2)	60,281	72,936	(12,655)
American Funds IS Global Small Capitalization Fund (Class 2)	8,539	45,599	(37,060)
American Funds IS Growth Fund (Class 2)	62,828	367,290	(304,462)
American Funds IS Growth-Income Fund (Class 2)	22,693	475,717	(453,024)
American Funds IS International Fund (Class 2)	2,919	15,047	(12,128)
American Funds IS New World Fund® (Class 2)	734	1,710	(976)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	20,997	79,107	(58,110)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	1,118	(1,118)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	910	3,544	(2,634)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	509	877	(368)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	6,588	652	5,936
Fidelity® VIP Government Money Market Portfolio (Service Class)	159,443	234,026	(74,583)
Fidelity® VIP Growth Portfolio (Service Class 2)	—	13	(13)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	1,691	7,569	(5,878)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	439	4,466	(4,027)
Fidelity® VIP Overseas Portfolio (Initial Class)	—	9,226	(9,226)
Fidelity® VIP Strategic Income Portfolio (Service Class 2)	—	21	(21)
Fidelity® VIP Value Strategies Portfolio (Service Class 2)	10	10	—
Franklin DynaTech VIP Fund (Class 2)	659	21	638
Franklin Income VIP Fund (Class 2)	2,100	3,429	(1,329)
Franklin Mutual Global Discovery VIP Fund (Class 2)	453	1,543	(1,090)

SA-95

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Mutual Shares VIP Fund (Class 2)	45	3,599	(3,554)
Franklin Rising Dividends VIP Fund (Class 2)	2,786	164	2,622
Franklin Small Cap Value VIP Fund (Class 2)	2,605	1,894	711
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	1,791	82	1,709
Franklin Strategic Income VIP Fund (Class 1)	1,217	5,902	(4,685)
Putnam VT George Putnam Balanced Fund (Class IA)	—	32	(32)
Hartford Balanced HLS Fund (Class IA)	12,882	97,326	(84,444)
Hartford Capital Appreciation HLS Fund (Class IA)	6,897	120,808	(113,911)
Hartford Disciplined Equity HLS Fund (Class IA)	11,898	73,898	(62,000)
Hartford Dividend and Growth HLS Fund (Class IA)	10,187	64,187	(54,000)
Hartford International Opportunities HLS Fund (Class IA)	39,589	96,661	(57,072)
Hartford MidCap HLS Fund (Class IA)	5,241	44,008	(38,767)
Hartford Small Company HLS Fund (Class IA)	6,933	80,996	(74,063)
Hartford Small Cap Growth HLS Fund (Class IA)	1	2	(1)
Hartford Stock HLS Fund (Class IA)	13,084	100,250	(87,166)
Hartford Total Return Bond HLS Fund (Class IA)	643,467	229,984	413,483
Hartford Ultrashort Bond HLS Fund (Class IA)	671,375	619,738	51,637
Invesco V.I. American Franchise Fund (Series I)	465	1,225	(760)
Invesco V.I. American Value Fund (Series II)	81	1,198	(1,117)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	120	668	(548)
Invesco V.I. Comstock Fund (Series II)	153	2,014	(1,861)
Invesco V.I. Core Equity Fund (Series I)	—	23	(23)
Invesco V.I. Global Real Estate Fund (Series I)	100	55	45
Invesco V.I. Growth and Income Fund (Series II)	12	35	(23)
Invesco V.I. International Growth Fund (Series I)	796	1,055	(259)
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	78	(78)
Invesco V.I. Small Cap Equity Fund (Series I)	261	920	(659)
Lord Abbett Bond Debenture Portfolio (Class VC)	36,882	1,751	35,131
Lord Abbett Dividend Growth Portfolio (Class VC)	54	15	39
Lord Abbett Fundamental Equity Portfolio (Class VC)	38	12	26
Lord Abbett Growth and Income Portfolio (Class VC)	17	6	11
MFS® Growth Series (Initial Class)	86	288	(202)
MFS® Investors Trust Series (Initial Class)	364	71	293
MFS® New Discovery Series (Initial Class)	180	520	(340)
MFS® Total Return Bond Series (Initial Class)	11,206	13,459	(2,253)
MFS® Total Return Series (Initial Class)	934	525	409
MFS® Value Series (Initial Class)	2,443	22,097	(19,654)
Invesco V.I. Capital Appreciation Fund (Series II)	—	1,163	(1,163)
Invesco V.I. Global Fund (Series II)	496	657	(161)
Invesco V.I. Main Street Fund® (Series II)	9	55	(46)

SA-96

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued		Units Redeemed		Net Increase (Decrease)
Invesco V.I. Main Street Small Cap Fund® (Series II)	863		4,021		(3,158)
Putnam VT Small Cap Growth Fund (Class IB)	—		101		(101)
Putnam VT Diversified Income Fund (Class IA)	—		30		(30)
Putnam VT Large Cap Value Fund (Class IA)	—		7,227		(7,227)
Putnam VT Global Asset Allocation Fund (Class IA)	—		207		(207)
Putnam VT Focused International Equity Fund (Class IA)	560		3,984		(3,424)
Putnam VT Global Health Care Fund (Class IA)	—		40		(40)
Putnam VT High Yield Fund (Class IA)	2,174		1,476		698
Putnam VT Income Fund (Class IA)	1,668		11,285		(9,617)
Putnam VT International Equity Fund (Class IA)	1,225		6,122		(4,897)
Putnam VT Emerging Markets Equity Fund (Class IA)	—		11		(11)
Putnam VT International Value Fund (Class IA)	—		7		(7)
Putnam VT Multi-Cap Core Fund (Class IA)	—		178		(178)
Putnam VT Government Money Market Fund (Class IA)	—		10		(10)
Putnam VT Sustainable Leaders Fund (Class IA)	240		3,371		(3,131)
Putnam VT Small Cap Value Fund (Class IB)	10		183		(173)
Templeton Developing Markets VIP Fund (Class 1)	1,302		364		938
Templeton Foreign VIP Fund (Class 2)	866		905		(39)
Templeton Global Bond VIP Fund (Class 2)	2,824		5,350		(2,526)
Templeton Growth VIP Fund (Class 2)	1,714		759		955
Morgan Stanley VIF Discovery Portfolio (Class II)	3,473		2,157		1,316
Putnam VT Growth Opportunities Fund (Class IB)	1,385		416		969
BlackRock S&P 500 Index V.I. Fund (Class I)	20,088		59,670		(39,582)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	155		34		121
Putnam VT Diversified Income Fund (Class IB)	259		1,634		(1,375)
Putnam VT Large Cap Value Fund (Class IB)	66		1,871		(1,805)
Putnam VT Global Asset Allocation Fund (Class IB)	1		1		—
Putnam VT High Yield Fund (Class IB)	—		4		(4)
Putnam VT Income Fund (Class IB)	69		808		(739)
Putnam VT International Equity Fund (Class IB)	—	(1)	54		(54)
Putnam VT International Value Fund (Class IB)	1		—	(1)	1
Putnam VT Sustainable Leaders Fund (Class IB)	—		40		(40)
Putnam VT Growth Opportunities Fund (Class IA)	2,506		33,811		(31,305)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—		2,517		(2,517)

(1) Amount is less than 1 unit.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

SA-97

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Balanced Wealth Strategy Portfolio (Class B)	85	24	61
AB VPS International Growth Portfolio (Class B)	—	474	(474)
AB VPS International Value Portfolio (Class B)	—	1,995	(1,995)
AB VPS Small/Mid Cap Value Portfolio (Class B)	1,657	897	760
American Funds IS Asset Allocation Fund (Class 2)	8,191	16,717	(8,526)
American Funds IS Washington Mutual Investors Fund (Class 2)	1,099	10,112	(9,013)
American Funds IS The Bond Fund of America (Class 2)	22,333	29,712	(7,379)
American Funds IS Capital World Bond Fund (Class 2)	312	773	(461)
American Funds IS Capital World Growth and Income Fund (Class 2)	292	1,071	(779)
American Funds IS Global Growth Fund (Class 2)	22,455	59,946	(37,491)
American Funds IS Global Small Capitalization Fund (Class 2)	35,775	57,619	(21,844)
American Funds IS Growth Fund (Class 2)	52,730	365,855	(313,125)
American Funds IS Growth-Income Fund (Class 2)	50,577	309,874	(259,297)
American Funds IS International Fund (Class 2)	5,375	16,152	(10,777)
American Funds IS New World Fund® (Class 2)	1,533	4,472	(2,939)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	32,949	98,404	(65,455)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	20,637	(20,637)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	10,835	886	9,949
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	715	974	(259)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	633	935	(302)
Fidelity® VIP Government Money Market Portfolio (Service Class)	302,324	99,841	202,483
Fidelity® VIP Growth Portfolio (Service Class 2)	—	35	(35)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	853	2,753	(1,900)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	1,867	7,245	(5,378)
Fidelity® VIP Overseas Portfolio (Initial Class)	—	10,641	(10,641)
Fidelity® VIP Strategic Income Portfolio (Service Class 2)	—	26	(26)
Fidelity® VIP Value Strategies Portfolio (Service Class 2)	16	13	3
Franklin DynaTech VIP Fund (Class 2)	23	16	7
Franklin Income VIP Fund (Class 2)	2,832	5,560	(2,728)
Franklin Mutual Global Discovery VIP Fund (Class 2)	1,027	1,912	(885)
Franklin Mutual Shares VIP Fund (Class 2)	—	2,963	(2,963)
Franklin Rising Dividends VIP Fund (Class 2)	142	618	(476)
Franklin Small Cap Value VIP Fund (Class 2)	619	2,574	(1,955)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	178	248	(70)
Franklin Strategic Income VIP Fund (Class 1)	1,213	2,854	(1,641)
Putnam VT George Putnam Balanced Fund (Class IA)	—	137	(137)
Hartford Balanced HLS Fund (Class IA)	21,730	107,802	(86,072)
Hartford Capital Appreciation HLS Fund (Class IA)	7,077	126,767	(119,690)
Hartford Disciplined Equity HLS Fund (Class IA)	716,769	25,888	690,881
Hartford Dividend and Growth HLS Fund (Class IA)	120,003	117,140	2,863
Hartford International Opportunities HLS Fund (Class IA)	37,254	104,055	(66,801)

SA-98

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Hartford MidCap HLS Fund (Class IA)	44,450	29,776	14,674
Hartford Small Company HLS Fund (Class IA)	24,402	48,232	(23,830)
Hartford Small Cap Growth HLS Fund (Class IA)	2	96	(94)
Hartford Stock HLS Fund (Class IA)	29,829	73,385	(43,556)
Hartford Total Return Bond HLS Fund (Class IA)	201,062	243,866	(42,804)
Hartford Ultrashort Bond HLS Fund (Class IA)	542,103	317,359	224,744
Invesco V.I. American Franchise Fund (Series I)	—	72	(72)
Invesco V.I. American Value Fund (Series II)	77	301	(224)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	239	694	(455)
Invesco V.I. Comstock Fund (Series II)	156	312	(156)
Invesco V.I. Core Equity Fund (Series I)	—	26	(26)
Invesco V.I. Global Real Estate Fund (Series I)	162	61	101
Invesco V.I. Growth and Income Fund (Series II)	37	63	(26)
Invesco V.I. International Growth Fund (Series I)	1,003	2,124	(1,121)
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	140	(140)
Invesco V.I. Small Cap Equity Fund (Series I)	822	524	298
Lord Abbett Bond Debenture Portfolio (Class VC)	2,342	5,020	(2,678)
Lord Abbett Dividend Growth Portfolio (Class VC)	75	79	(4)
Lord Abbett Fundamental Equity Portfolio (Class VC)	60	16	44
Lord Abbett Growth and Income Portfolio (Class VC)	23	6	17
MFS® Growth Series (Initial Class)	296	124	172
MFS® Investors Trust Series (Initial Class)	24	1,332	(1,308)
MFS® New Discovery Series (Initial Class)	561	183	378
MFS® Total Return Bond Series (Initial Class)	3,243	37,780	(34,537)
MFS® Total Return Series (Initial Class)	966	1,867	(901)
MFS® Value Series (Initial Class)	2,012	2,952	(940)
Invesco V.I. Capital Appreciation Fund (Series II)	—	70	(70)
Invesco V.I. Global Fund (Series II)	206	2,747	(2,541)
Invesco V.I. Main Street Fund® (Series II)	12	115	(103)
Invesco V.I. Main Street Small Cap Fund® (Series II)	682	847	(165)
Putnam VT Small Cap Growth Fund (Class IB)	—	135	(135)
Putnam VT Diversified Income Fund (Class IA)	—	34	(34)
Putnam VT Large Cap Value Fund (Class IA)	—	8,900	(8,900)
Putnam VT Global Asset Allocation Fund (Class IA)	—	237	(237)
Putnam VT Focused International Equity Fund (Class IA)	980	3,812	(2,832)
Putnam VT Global Health Care Fund (Class IA)	—	90	(90)
Putnam VT High Yield Fund (Class IA)	346	1,127	(781)
Putnam VT Income Fund (Class IA)	1,270	16,025	(14,755)
Putnam VT International Equity Fund (Class IA)	1,935	3,996	(2,061)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	220	(220)
Putnam VT International Value Fund (Class IA)	—	8	(8)

SA-99

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Multi-Cap Core Fund (Class IA)	—	685	(685)
Putnam VT Government Money Market Fund (Class IA)	—	11	(11)
Putnam VT Sustainable Leaders Fund (Class IA)	252	4,590	(4,338)
Putnam VT Small Cap Value Fund (Class IB)	22	281	(259)
Templeton Developing Markets VIP Fund (Class 1)	1,270	1,027	243
Templeton Foreign VIP Fund (Class 2)	1,431	3,224	(1,793)
Templeton Global Bond VIP Fund (Class 2)	3,387	7,325	(3,938)
Templeton Growth VIP Fund (Class 2)	1,420	494	926
Morgan Stanley VIF Discovery Portfolio (Class II)	1,755	922	833
Putnam VT Growth Opportunities Fund (Class IB)	437	1,558	(1,121)
BlackRock S&P 500 Index V.I. Fund (Class I)	25,725	185,339	(159,614)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	167	35	132
Putnam VT Diversified Income Fund (Class IB)	441	1,192	(751)
Putnam VT Large Cap Value Fund (Class IB)	203	2,566	(2,363)
Putnam VT Global Asset Allocation Fund (Class IB)	11	16	(5)
Putnam VT High Yield Fund (Class IB)	—	4	(4)
Putnam VT Income Fund (Class IB)	127	16	111
Putnam VT International Equity Fund (Class IB)	3	61	(58)
Putnam VT International Value Fund (Class IB)	6	—	6
Putnam VT Sustainable Leaders Fund (Class IB)	—	45	(45)
Putnam VT Growth Opportunities Fund (Class IA)	8,511	35,210	(26,699)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	25,957	383	25,574

6.    Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

SA-100

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Wealth Strategy Portfolio (Class B)
2021	2,179	$23.42	to	$23.42	$51,035	—%	to	—%	0.26%	to	0.26%	13.36%	to	13.36%
2020	2,139	20.66	to	20.66	44,193	—	to	—	2.17	to	2.17	9.25	to	9.25
2019	2,078	18.91	to	18.91	39,308	—	to	—	2.36	to	2.36	18.20	to	18.20
2018	1,989	16.00	to	16.00	31,831	—	to	—	1.71	to	1.71	(6.41)	to	(6.41)
2017	1,887	17.10	to	17.10	32,262	—	to	—	1.85	to	1.85	15.62	to	15.62

AB VPS International Growth Portfolio (Class B)
2021	6,807	18.23	to	18.23	124,091	—	to	—	—	to	—	8.01	to	8.01
2020	7,221	16.88	to	16.88	121,876	—	to	—	1.13	to	1.13	29.60	to	29.60
2019	7,695	13.02	to	13.02	100,217	—	to	—	0.28	to	0.28	27.23	to	27.23
2018	8,149	10.24	to	10.24	83,413	—	to	—	0.41	to	0.41	(17.60)	to	(17.60)
2017	8,559	12.42	to	12.42	106,321	—	to	—	0.95	to	0.95	34.63	to	34.63

AB VPS International Value Portfolio (Class B)
2021	18,770	11.64	to	11.64	218,557	—	to	—	1.62	to	1.62	10.85	to	10.85
2020	21,656	10.50	to	10.50	227,469	—	to	—	1.54	to	1.54	2.21	to	2.21
2019	23,651	10.28	to	10.28	243,050	—	to	—	0.78	to	0.78	16.79	to	16.79
2018	28,593	8.80	to	8.80	251,592	—	to	—	0.98	to	0.98	(22.98)	to	(22.98)
2017	42,401	11.42	to	11.42	484,382	—	to	—	1.91	to	1.91	25.09	to	25.09

AB VPS Small/Mid Cap Value Portfolio (Class B)
2021	9,458	41.38	to	41.38	391,409	—	to	—	0.59	to	0.59	35.60	to	35.60
2020	11,952	30.52	to	30.52	364,773	—	to	—	0.80	to	0.80	3.05	to	3.05
2019	11,192	29.61	to	29.61	331,459	—	to	—	0.33	to	0.33	19.90	to	19.90
2018	10,921	24.70	to	24.70	269,733	—	to	—	0.21	to	0.21	(15.29)	to	(15.29)
2017	12,250	29.16	to	29.16	357,184	—	to	—	0.25	to	0.25	12.85	to	12.85

American Funds IS Asset Allocation Fund (Class 2)
2021	290,827	46.53	to	46.53	13,531,191	—	to	—	1.56	to	1.56	15.10	to	15.10
2020	290,415	40.42	to	40.42	11,739,283	—	to	—	1.69	to	1.69	12.46	to	12.46
2019	298,941	35.94	to	35.94	10,745,375	—	to	—	1.97	to	1.97	21.23	to	21.23
2018	273,857	29.65	to	29.65	8,119,807	—	to	—	1.68	to	1.68	(4.60)	to	(4.60)
2017	273,949	31.08	to	31.08	8,514,571	—	to	—	1.56	to	1.56	16.23	to	16.23

American Funds IS Washington Mutual Investors Fund (Class 2)
2021	41,371	53.66	to	53.66	2,219,915	—	to	—	1.45	to	1.45	27.78	to	27.78
2020	45,326	41.99	to	41.99	1,903,382	—	to	—	1.64	to	1.64	8.68	to	8.68
2019	54,339	38.64	to	38.64	2,099,544	—	to	—	2.01	to	2.01	21.38	to	21.38
2018	59,542	31.83	to	31.83	1,895,375	—	to	—	1.87	to	1.87	(8.66)	to	(8.66)
2017	65,306	34.85	to	34.85	2,275,853	—	to	—	1.94	to	1.94	17.04	to	17.04

American Funds IS The Bond Fund of America (Class 2)
2021	131,190	19.49	to	19.49	2,556,679	—	to	—	1.35	to	1.35	(0.31)	to	(0.31)
2020	143,048	19.55	to	19.55	2,796,357	—	to	—	2.11	to	2.11	9.73	to	9.73
2019	150,427	17.81	to	17.81	2,679,742	—	to	—	2.68	to	2.68	9.36	to	9.36
2018	160,146	16.29	to	16.29	2,608,750	—	to	—	2.48	to	2.48	(0.71)	to	(0.71)
2017	164,271	16.41	to	16.41	2,695,164	—	to	—	2.08	to	2.08	3.66	to	3.66

American Funds IS Capital World Bond Fund (Class 2)
2021	8,354	14.74	to	14.74	123,119	—	to	—	1.71	to	1.71	(4.92)	to	(4.92)
2020	8,313	15.50	to	15.50	128,856	—	to	—	1.21	to	1.21	9.90	to	9.90
2019	8,774	14.10	to	14.10	123,753	—	to	—	1.59	to	1.59	7.77	to	7.77
2018	8,642	13.09	to	13.09	113,097	—	to	—	2.12	to	2.12	(1.33)	to	(1.33)
2017	8,622	13.26	to	13.26	114,357	—	to	—	0.36	to	0.36	6.85	to	6.85

SA-101

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Funds IS Capital World Growth and Income Fund (Class 2)
2021	7,538	$27.41	to	$27.41	$206,658	—%	to	—%	1.64%	to	1.64%	14.78%	to	14.78%
2020	7,035	23.89	to	23.89	168,025	—	to	—	1.31	to	1.31	8.73	to	8.73
2019	7,814	21.97	to	21.97	171,658	—	to	—	1.97	to	1.97	31.14	to	31.14
2018	7,682	16.75	to	16.75	128,673	—	to	—	1.61	to	1.61	(9.63)	to	(9.63)
2017	7,644	18.54	to	18.54	141,681	—	to	—	2.16	to	2.16	26.06	to	26.06

American Funds IS Global Growth Fund (Class 2)
2021	867,495	6.57	to	6.57	5,696,520	—	to	—	0.33	to	0.33	16.42	to	16.42
2020	880,150	5.64	to	5.64	4,964,416	—	to	—	0.35	to	0.35	30.47	to	30.47
2019	917,641	4.32	to	4.32	3,967,208	—	to	—	1.13	to	1.13	35.28	to	35.28
2018	959,629	3.20	to	3.20	3,066,849	—	to	—	0.65	to	0.65	(9.05)	to	(9.05)
2017	1,025,188	3.51	to	3.51	3,602,183	—	to	—	0.67	to	0.67	31.47	to	31.47

American Funds IS Global Small Capitalization Fund (Class 2)
2021	1,450,925	5.95	to	5.95	8,638,544	—	to	—	—	to	—	6.74	to	6.74
2020	1,487,985	5.58	to	5.58	8,299,907	—	to	—	0.16	to	0.16	29.72	to	29.72
2019	1,509,829	4.30	to	4.30	6,492,006	—	to	—	0.16	to	0.16	31.52	to	31.52
2018	1,529,352	3.27	to	3.27	4,999,879	—	to	—	0.08	to	0.08	(10.55)	to	(10.55)
2017	1,543,299	3.65	to	3.65	5,640,372	—	to	—	0.43	to	0.43	25.89	to	25.89

American Funds IS Growth Fund (Class 2)
2021	4,012,390	7.11	to	7.11	28,520,188	—	to	—	0.22	to	0.22	21.99	to	21.99
2020	4,316,852	5.83	to	5.83	25,153,434	—	to	—	0.32	to	0.32	52.08	to	52.08
2019	4,629,977	3.83	to	3.83	17,739,339	—	to	—	0.74	to	0.74	30.77	to	30.77
2018	5,141,874	2.93	to	2.93	15,065,075	—	to	—	0.43	to	0.43	(0.25)	to	(0.25)
2017	5,406,256	2.94	to	2.94	15,879,201	—	to	—	0.50	to	0.50	28.29	to	28.29

American Funds IS Growth-Income Fund (Class 2)
2021	2,351,483	5.74	to	5.74	13,490,837	—	to	—	1.09	to	1.09	24.09	to	24.09
2020	2,804,507	4.62	to	4.62	12,965,854	—	to	—	1.35	to	1.35	13.55	to	13.55
2019	3,063,804	4.07	to	4.07	12,474,737	—	to	—	1.71	to	1.71	26.14	to	26.14
2018	3,150,118	3.23	to	3.23	10,168,393	—	to	—	1.38	to	1.38	(1.79)	to	(1.79)
2017	3,410,263	3.29	to	3.29	11,208,339	—	to	—	1.41	to	1.41	22.38	to	22.38

American Funds IS International Fund (Class 2)
2021	147,593	43.40	to	43.40	6,405,063	—	to	—	2.36	to	2.36	(1.50)	to	(1.50)
2020	159,721	44.06	to	44.06	7,036,603	—	to	—	0.66	to	0.66	13.97	to	13.97
2019	170,498	38.65	to	38.65	6,590,516	—	to	—	1.46	to	1.46	22.88	to	22.88
2018	179,576	31.46	to	31.46	5,648,847	—	to	—	1.71	to	1.71	(13.13)	to	(13.13)
2017	180,774	36.21	to	36.21	6,546,207	—	to	—	1.23	to	1.23	32.14	to	32.14

American Funds IS New World Fund® (Class 2)
2021	30,373	62.76	to	62.76	1,906,211	—	to	—	0.85	to	0.85	4.92	to	4.92
2020	31,349	59.82	to	59.82	1,875,192	—	to	—	0.07	to	0.07	23.58	to	23.58
2019	34,288	48.40	to	48.40	1,659,591	—	to	—	0.94	to	0.94	29.14	to	29.14
2018	37,496	37.48	to	37.48	1,405,313	—	to	—	0.87	to	0.87	(14.04)	to	(14.04)
2017	35,995	43.60	to	43.60	1,569,353	—	to	—	0.93	to	0.93	29.44	to	29.44

Fidelity® VIP Equity-Income Portfolio (Initial Class)
2021	1,077,341	9.47	to	9.47	10,198,464	—	to	—	1.91	to	1.91	24.89	to	24.89
2020	1,135,451	7.58	to	7.58	8,606,251	—	to	—	1.82	to	1.82	6.69	to	6.69
2019	1,200,906	7.10	to	7.10	8,531,223	—	to	—	1.96	to	1.96	27.44	to	27.44
2018	1,338,544	5.57	to	5.57	7,461,355	—	to	—	2.26	to	2.26	(8.29)	to	(8.29)
2017	1,422,132	6.08	to	6.08	8,644,017	—	to	—	1.72	to	1.72	12.89	to	12.89

SA-102

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Asset Manager Portfolio (Initial Class)
2021	14,985	$6.17	to	$6.17	$92,426	—%	to	—%	1.60%	to	1.60%	9.92%	to	9.92%
2020	16,103	5.61	to	5.61	90,358	—	to	—	0.96	to	0.96	14.87	to	14.87
2019	36,740	4.88	to	4.88	179,474	—	to	—	1.60	to	1.60	18.25	to	18.25
2018	47,072	4.13	to	4.13	194,462	—	to	—	1.63	to	1.63	(5.35)	to	(5.35)
2017	53,607	4.36	to	4.36	233,977	—	to	—	1.84	to	1.84	14.10	to	14.10

Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
2021	7,625	22.15	to	22.15	168,859	—	to	—	0.74	to	0.74	5.60	to	5.60
2020	10,259	20.97	to	20.97	215,152	—	to	—	3.01	to	3.01	12.24	to	12.24
2019	310	18.69	to	18.69	5,800	—	to	—	1.91	to	1.91	15.75	to	15.75
2018	316	16.14	to	16.14	5,106	—	to	—	1.42	to	1.42	(4.26)	to	(4.26)
2017	352	16.86	to	16.86	5,938	—	to	—	0.70	to	0.70	12.80	to	12.80

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)
2021	15,996	24.59	to	24.59	393,360	—	to	—	0.86	to	0.86	9.26	to	9.26
2020	16,364	22.51	to	22.51	368,294	—	to	—	1.06	to	1.06	14.72	to	14.72
2019	16,623	19.62	to	19.62	326,122	—	to	—	1.93	to	1.93	19.88	to	19.88
2018	15,275	16.37	to	16.37	249,982	—	to	—	1.22	to	1.22	(6.08)	to	(6.08)
2017	16,818	17.42	to	17.42	293,045	—	to	—	1.31	to	1.31	16.26	to	16.26
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
2021	35,927	27.65	to	27.65	993,314	—	to	—	0.89	to	0.89	12.07	to	12.07
2020	29,991	24.67	to	24.67	739,879	—	to	—	1.01	to	1.01	16.64	to	16.64
2019	30,293	21.15	to	21.15	640,708	—	to	—	1.81	to	1.81	24.11	to	24.11
2018	29,995	17.04	to	17.04	511,155	—	to	—	1.16	to	1.16	(8.05)	to	(8.05)
2017	29,872	18.53	to	18.53	553,657	—	to	—	1.18	to	1.18	20.69	to	20.69

Fidelity® VIP Government Money Market Portfolio (Service Class)
2021	249,670	10.45	to	10.45	2,609,461	—	to	—	0.01	to	0.01	0.01	to	0.01
2020	324,253	10.45	to	10.45	3,388,793	—	to	—	0.15	to	0.15	0.28	to	0.28
2019	121,770	10.42	to	10.42	1,269,105	—	to	—	1.88	to	1.88	1.92	to	1.92
2018	94,876	10.23	to	10.23	970,219	—	to	—	1.57	to	1.57	1.55	to	1.55
2017	94,030	10.07	to	10.07	946,889	—	to	—	0.58	to	0.58	0.57	to	0.57

Fidelity® VIP Growth Portfolio (Service Class 2)
2021	1,430	55.29	to	55.29	79,035	—	to	—	—	to	—	22.90	to	22.90
2020	1,443	44.98	to	44.98	64,898	—	to	—	0.04	to	0.04	43.55	to	43.55
2019	1,478	31.34	to	31.34	46,315	—	to	—	0.05	to	0.05	33.98	to	33.98
2018	1,516	23.39	to	23.39	35,459	—	to	—	0.04	to	0.04	(0.43)	to	(0.43)
2017	1,553	23.49	to	23.49	36,479	—	to	—	0.08	to	0.08	34.81	to	34.81

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
2021	75,829	56.05	to	56.05	4,250,514	—	to	—	0.03	to	0.03	27.51	to	27.51
2020	81,707	43.96	to	43.96	3,591,847	—	to	—	0.08	to	0.08	30.23	to	30.23
2019	83,607	33.75	to	33.75	2,822,144	—	to	—	0.22	to	0.22	31.27	to	31.27
2018	89,105	25.71	to	25.71	2,291,158	—	to	—	0.44	to	0.44	(6.64)	to	(6.64)
2017	90,010	27.54	to	27.54	2,479,042	—	to	—	0.71	to	0.71	21.59	to	21.59

Fidelity® VIP Mid Cap Portfolio (Service Class 2)
2021	96,747	45.28	to	45.28	4,380,874	—	to	—	0.37	to	0.37	25.31	to	25.31
2020	100,774	36.14	to	36.14	3,641,659	—	to	—	0.40	to	0.40	17.87	to	17.87
2019	106,152	30.66	to	30.66	3,254,506	—	to	—	0.68	to	0.68	23.17	to	23.17
2018	110,153	24.89	to	24.89	2,741,830	—	to	—	0.40	to	0.40	(14.77)	to	(14.77)
2017	110,990	29.21	to	29.21	3,241,498	—	to	—	0.47	to	0.47	20.54	to	20.54

SA-103

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Overseas Portfolio (Initial Class)
2021	85,977	$5.55	to	$5.55	$476,923	—%	to	—%	0.52%	to	0.52%	19.70%	to	19.70%
2020	95,203	4.63	to	4.63	441,198	—	to	—	0.44	to	0.44	15.61	to	15.61
2019	105,844	4.01	to	4.01	424,268	—	to	—	1.71	to	1.71	27.77	to	27.77
2018	116,940	3.14	to	3.14	366,875	—	to	—	1.52	to	1.52	(14.81)	to	(14.81)
2017	127,213	3.68	to	3.68	468,467	—	to	—	1.42	to	1.42	30.28	to	30.28

Fidelity® VIP Strategic Income Portfolio (Service Class 2)
2021	1,671	19.56	to	19.56	32,688	—	to	—	2.44	to	2.44	3.53	to	3.53
2020	1,692	18.89	to	18.89	31,971	—	to	—	3.12	to	3.12	7.16	to	7.16
2019	1,718	17.63	to	17.63	30,292	—	to	—	3.13	to	3.13	10.66	to	10.66
2018	1,744	15.93	to	15.93	27,781	—	to	—	3.27	to	3.27	(2.82)	to	(2.82)
2017	2,032	16.39	to	16.39	33,309	—	to	—	2.95	to	2.95	7.54	to	7.54

Fidelity® VIP Value Strategies Portfolio (Service Class 2)
2021	175	34.54	to	34.54	6,030	—	to	—	1.27	to	1.27	33.34	to	33.34
2020	175	25.90	to	25.90	4,525	—	to	—	1.07	to	1.07	8.02	to	8.02
2019	172	23.98	to	23.98	4,120	—	to	—	1.42	to	1.42	34.10	to	34.10
2018	1,433	17.88	to	17.88	25,623	—	to	—	0.72	to	0.72	(17.50)	to	(17.50)
2017	1,408	21.67	to	21.67	30,518	—	to	—	1.27	to	1.27	19.08	to	19.08

Franklin DynaTech VIP Fund (Class 2)
2021	1,566	50.35	to	50.35	78,874	—	to	—	—	to	—	16.14	to	16.14
2020	928	43.35	to	43.35	40,247	—	to	—	—	to	—	44.88	to	44.88
2019	921	29.92	to	29.92	27,573	—	to	—	—	to	—	31.17	to	31.17
2018	967	22.81	to	22.81	22,059	—	to	—	—	to	—	3.14	to	3.14
2017	1,052	22.12	to	22.12	23,270	—	to	—	—	to	—	26.94	to	26.94

Franklin Income VIP Fund (Class 2)
2021	60,065	26.62	to	26.62	1,599,157	—	to	—	4.67	to	4.67	16.75	to	16.75
2020	61,394	22.80	to	22.80	1,399,971	—	to	—	5.82	to	5.82	0.69	to	0.69
2019	64,122	22.65	to	22.65	1,452,101	—	to	—	5.69	to	5.69	16.06	to	16.06
2018	76,508	19.51	to	19.51	1,492,852	—	to	—	4.84	to	4.84	(4.30)	to	(4.30)
2017	78,744	20.39	to	20.39	1,605,586	—	to	—	4.06	to	4.06	9.67	to	9.67

Franklin Mutual Global Discovery VIP Fund (Class 2)
2021	39,886	27.65	to	27.65	1,102,699	—	to	—	2.69	to	2.69	19.13	to	19.13
2020	40,976	23.21	to	23.21	950,960	—	to	—	2.41	to	2.41	(4.46)	to	(4.46)
2019	41,861	24.29	to	24.29	1,016,873	—	to	—	1.23	to	1.23	24.37	to	24.37
2018	60,354	19.53	to	19.53	1,178,837	—	to	—	2.14	to	2.14	(11.22)	to	(11.22)
2017	84,666	22.00	to	22.00	1,862,634	—	to	—	1.79	to	1.79	8.60	to	8.60

Franklin Mutual Shares VIP Fund (Class 2)
2021	56,670	35.82	to	35.82	2,029,771	—	to	—	2.90	to	2.90	19.17	to	19.17
2020	60,224	30.06	to	30.06	1,810,105	—	to	—	2.84	to	2.84	(5.04)	to	(5.04)
2019	63,187	31.65	to	31.65	2,000,048	—	to	—	1.77	to	1.77	22.57	to	22.57
2018	74,552	25.82	to	25.82	1,925,220	—	to	—	2.42	to	2.42	(9.07)	to	(9.07)
2017	77,394	28.40	to	28.40	2,197,849	—	to	—	2.27	to	2.27	8.35	to	8.35

Franklin Rising Dividends VIP Fund (Class 2)
2021	7,073	54.82	to	54.82	387,766	—	to	—	0.88	to	0.88	26.79	to	26.79
2020	4,451	43.24	to	43.24	192,471	—	to	—	1.25	to	1.25	15.97	to	15.97
2019	4,927	37.29	to	37.29	183,703	—	to	—	1.24	to	1.24	29.23	to	29.23
2018	4,859	28.85	to	28.85	140,196	—	to	—	1.28	to	1.28	(5.07)	to	(5.07)
2017	4,930	30.39	to	30.39	149,844	—	to	—	1.53	to	1.53	20.56	to	20.56

SA-104

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Franklin Small Cap Value VIP Fund (Class 2)
2021	38,914	$62.74	to	$62.74	$2,441,464	—%	to	—%	1.00%	to	1.00%	25.37%	to	25.37%
2020	38,203	50.05	to	50.05	1,911,868	—	to	—	1.49	to	1.49	5.19	to	5.19
2019	40,158	47.58	to	47.58	1,910,588	—	to	—	1.08	to	1.08	26.35	to	26.35
2018	43,821	37.66	to	37.66	1,650,083	—	to	—	0.89	to	0.89	(12.88)	to	(12.88)
2017	44,782	43.22	to	43.22	1,935,512	—	to	—	0.51	to	0.51	10.65	to	10.65

Franklin Small-Mid Cap Growth VIP Fund (Class 2)
2021	6,253	48.97	to	48.97	306,259	—	to	—	—	to	—	10.01	to	10.01
2020	4,544	44.52	to	44.52	202,303	—	to	—	—	to	—	55.09	to	55.09
2019	4,614	28.70	to	28.70	132,434	—	to	—	—	to	—	31.44	to	31.44
2018	4,569	21.84	to	21.84	99,770	—	to	—	—	to	—	(5.37)	to	(5.37)
2017	4,611	23.08	to	23.08	106,409	—	to	—	—	to	—	21.40	to	21.40

Franklin Strategic Income VIP Fund (Class 1)
2021	31,219	18.82	to	18.82	587,652	—	to	—	3.35	to	3.35	2.28	to	2.28
2020	35,904	18.40	to	18.40	660,763	—	to	—	5.04	to	5.04	3.75	to	3.75
2019	37,545	17.74	to	17.74	665,967	—	to	—	5.37	to	5.37	8.41	to	8.41
2018	45,398	16.36	to	16.36	742,819	—	to	—	2.81	to	2.81	(1.91)	to	(1.91)
2017	49,065	16.68	to	16.68	818,470	—	to	—	3.30	to	3.30	4.74	to	4.74

Putnam VT George Putnam Balanced Fund (Class IA)
2021	676	40.40	to	40.40	27,311	—	to	—	1.02	to	1.02	14.28	to	14.28
2020	708	35.35	to	35.35	25,023	—	to	—	1.44	to	1.44	15.61	to	15.61
2019	845	30.58	to	30.58	25,834	—	to	—	1.58	to	1.58	24.35	to	24.35
2018	904	24.59	to	24.59	22,229	—	to	—	0.91	to	0.91	(2.82)	to	(2.82)
2017	956	25.30	to	25.30	24,181	—	to	—	1.76	to	1.76	15.29	to	15.29

Hartford Balanced HLS Fund (Class IA)
2021	957,783	9.86	to	9.86	9,443,240	—	to	—	1.01	to	1.01	19.64	to	19.64
2020	1,042,227	8.24	to	8.24	8,588,691	—	to	—	1.70	to	1.70	11.62	to	11.62
2019	1,128,299	7.38	to	7.38	8,330,342	—	to	—	1.88	to	1.88	22.80	to	22.80
2018	1,139,709	6.01	to	6.01	6,852,455	—	to	—	1.92	to	1.92	(5.24)	to	(5.24)
2017	1,307,195	6.34	to	6.34	8,294,151	—	to	—	2.35	to	2.35	15.59	to	15.59

Hartford Capital Appreciation HLS Fund (Class IA)
2021	1,407,412	24.67	to	24.67	34,719,260	—	to	—	0.47	to	0.47	14.76	to	14.76
2020	1,521,323	21.50	to	21.50	32,702,115	—	to	—	0.97	to	0.97	21.92	to	21.92
2019	1,641,013	17.63	to	17.63	28,934,044	—	to	—	1.14	to	1.14	31.28	to	31.28
2018	1,920,110	13.43	to	13.43	25,788,379	—	to	—	0.90	to	0.90	(6.96)	to	(6.96)
2017	2,158,882	14.43	to	14.43	31,163,074	—	to	—	1.11	to	1.11	22.14	to	22.14

Hartford Disciplined Equity HLS Fund (Class IA)
2021	925,779	7.53	to	7.53	6,969,646	—	to	—	0.58	to	0.58	25.52	to	25.52
2020	987,779	6.00	to	6.00	5,924,648	—	to	—	0.66	to	0.66	18.04	to	18.04
2019	296,898	5.08	to	5.08	1,508,612	—	to	—	0.86	to	0.86	34.12	to	34.12
2018	431,164	3.79	to	3.79	1,633,468	—	to	—	0.76	to	0.76	(1.99)	to	(1.99)
2017	456,021	3.87	to	3.87	1,762,771	—	to	—	0.96	to	0.96	21.92	to	21.92

Hartford Dividend and Growth HLS Fund (Class IA)
2021	1,072,213	16.77	to	16.77	17,980,952	—	to	—	1.33	to	1.33	32.00	to	32.00
2020	1,126,213	12.70	to	12.70	14,308,400	—	to	—	2.02	to	2.02	7.77	to	7.77
2019	1,123,350	11.79	to	11.79	13,243,113	—	to	—	1.88	to	1.88	28.60	to	28.60
2018	1,270,030	9.17	to	9.17	11,642,210	—	to	—	1.94	to	1.94	(5.32)	to	(5.32)
2017	1,366,830	9.68	to	9.68	13,233,378	—	to	—	1.61	to	1.61	18.36	to	18.36

SA-105

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford International Opportunities HLS Fund (Class IA)
2021	834,219	$6.90	to	$6.90	$5,754,199	—%	to	—%	1.03%	to	1.03%	7.82%	to	7.82%
2020	891,291	6.40	to	6.40	5,702,114	—	to	—	1.95	to	1.95	20.45	to	20.45
2019	958,092	5.31	to	5.31	5,088,837	—	to	—	1.88	to	1.88	26.42	to	26.42
2018	1,116,444	4.20	to	4.20	4,690,539	—	to	—	1.94	to	1.94	(18.74)	to	(18.74)
2017	1,136,120	5.17	to	5.17	5,874,298	—	to	—	1.44	to	1.44	25.25	to	25.25

Hartford MidCap HLS Fund (Class IA)
2021	344,259	17.97	to	17.97	6,185,050	—	to	—	—	to	—	9.91	to	9.91
2020	383,026	16.35	to	16.35	6,261,251	—	to	—	0.05	to	0.06	25.11	to	26.19
2019	368,352	13.07	to	13.07	4,813,035	—	to	—	0.18	to	0.18	32.87	to	32.87
2018	394,361	9.83	to	9.83	3,878,268	—	to	—	0.03	to	0.03	(7.44)	to	(7.44)
2017	416,006	10.63	to	10.63	4,420,203	—	to	—	—	to	—	24.47	to	24.47

Hartford Small Company HLS Fund (Class IA)
2021	626,772	10.28	to	10.28	6,444,798	—	to	—	—	to	—	1.56	to	1.56
2020	700,835	10.12	to	10.12	7,095,563	—	to	—	—	to	—	55.52	to	55.52
2019	724,665	6.51	to	6.51	4,717,743	—	to	—	—	to	—	37.00	to	37.00
2018	791,118	4.75	to	4.75	3,759,504	—	to	—	—	to	—	(4.23)	to	(4.23)
2017	892,995	4.96	to	4.96	4,431,160	—	to	—	—	to	—	26.36	to	26.36

Hartford Small Cap Growth HLS Fund (Class IA)
2021	44	52.59	to	52.59	2,298	—	to	—	—	to	—	4.02	to	4.02
2020	45	50.56	to	50.56	2,254	—	to	—	—	to	—	33.20	to	33.20
2019	139	37.96	to	37.96	5,262	—	to	—	—	to	—	35.81	to	35.81
2018	137	27.95	to	27.95	3,826	—	to	—	—	to	—	(11.70)	to	(11.70)
2017	139	31.65	to	31.65	4,390	—	to	—	0.04	to	0.04	20.07	to	20.07

Hartford Stock HLS Fund (Class IA)
2021	1,406,637	15.22	to	15.22	21,405,241	—	to	—	1.23	to	1.23	24.98	to	24.98
2020	1,493,803	12.18	to	12.18	18,188,201	—	to	—	1.71	to	1.71	12.08	to	12.08
2019	1,537,359	10.86	to	10.86	16,701,588	—	to	—	1.65	to	1.65	31.22	to	31.22
2018	1,664,186	8.28	to	8.28	13,777,908	—	to	—	1.58	to	1.58	(0.14)	to	(0.14)
2017	1,788,363	8.29	to	8.29	14,827,155	—	to	—	1.82	to	1.82	19.85	to	19.85

Hartford Total Return Bond HLS Fund (Class IA)
2021	3,696,418	4.39	to	4.39	16,243,984	—	to	—	2.56	to	2.56	(0.94)	to	(0.94)
2020	3,282,935	4.44	to	4.44	14,564,509	—	to	—	3.72	to	3.72	9.02	to	9.02
2019	3,325,739	4.07	to	4.07	13,533,064	—	to	—	3.94	to	3.94	10.65	to	10.65
2018	3,290,700	3.68	to	3.68	12,101,779	—	to	—	3.86	to	3.86	(0.81)	to	(0.81)
2017	3,438,002	3.71	to	3.71	12,746,393	—	to	—	2.96	to	2.96	5.16	to	5.16

Hartford Ultrashort Bond HLS Fund (Class IA)
2021	2,163,420	1.94	to	1.94	4,200,886	—	to	—	0.71	to	0.71	(0.19)	to	(0.19)
2020	2,111,783	1.95	to	1.95	4,108,285	—	to	—	2.27	to	2.27	1.44	to	1.44
2019	1,887,039	1.92	to	1.92	3,619,096	—	to	—	1.79	to	1.79	2.82	to	2.82
2018	1,666,136	1.87	to	1.87	3,107,927	—	to	—	1.11	to	1.11	1.57	to	1.57
2017	1,737,010	1.84	to	1.84	3,190,071	—	to	—	0.74	to	0.74	1.01	to	1.01

Invesco V.I. American Franchise Fund (Series I)
2021	459	43.56	to	43.56	19,976	—	to	—	—	to	—	11.93	to	11.93
2020	1,219	38.91	to	38.91	47,454	—	to	—	0.07	to	0.07	42.35	to	42.35
2019	1,291	27.34	to	27.34	35,298	—	to	—	—	to	—	36.76	to	36.76
2018	3,388	19.99	to	19.99	67,733	—	to	—	—	to	—	(3.62)	to	(3.62)
2017	11,076	20.74	to	20.74	229,715	—	to	—	0.08	to	0.08	27.34	to	27.34

SA-106

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. American Value Fund (Series II)
2021	4,377	$29.71	to	$29.71	$130,070	—%	to	—%	0.22%	to	0.22%	27.62%	to	27.62%
2020	5,494	23.28	to	23.28	127,907	—	to	—	0.65	to	0.65	0.86	to	0.86
2019	5,718	23.08	to	23.08	132,003	—	to	—	0.40	to	0.40	24.71	to	24.71
2018	11,730	18.51	to	18.51	217,120	—	to	—	0.14	to	0.14	(12.87)	to	(12.87)
2017	22,931	21.24	to	21.24	487,146	—	to	—	0.70	to	0.70	9.68	to	9.68

Invesco V.I. Balanced-Risk Allocation Fund (Series I)
2021	16,539	20.35	to	20.35	336,508	—	to	—	3.18	to	3.18	9.54	to	9.54
2020	17,087	18.57	to	18.57	317,373	—	to	—	8.05	to	8.05	10.22	to	10.22
2019	17,542	16.85	to	16.85	295,602	—	to	—	—	to	—	15.21	to	15.21
2018	14,973	14.63	to	14.63	219,013	—	to	—	1.54	to	1.54	(6.46)	to	(6.46)
2017	14,923	15.64	to	15.64	233,350	—	to	—	4.05	to	4.05	10.16	to	10.16

Invesco V.I. Comstock Fund (Series II)
2021	3,888	35.94	to	35.94	139,755	—	to	—	1.45	to	1.45	33.04	to	33.04
2020	5,749	27.02	to	27.02	155,306	—	to	—	2.19	to	2.19	(1.09)	to	(1.09)
2019	5,905	27.31	to	27.31	161,294	—	to	—	1.59	to	1.59	24.94	to	24.94
2018	7,633	21.86	to	21.86	166,867	—	to	—	0.91	to	0.91	(12.37)	to	(12.37)
2017	14,468	24.95	to	24.95	360,902	—	to	—	2.37	to	2.37	17.57	to	17.57

Invesco V.I. Core Equity Fund (Series I)
2021	902	48.96	to	48.96	44,180	—	to	—	0.67	to	0.67	27.74	to	27.74
2020	925	38.33	to	38.33	35,470	—	to	—	1.37	to	1.37	13.85	to	13.85
2019	951	33.66	to	33.66	32,002	—	to	—	0.96	to	0.96	28.96	to	28.96
2018	973	26.10	to	26.10	25,391	—	to	—	0.88	to	0.88	(9.39)	to	(9.39)
2017	1,089	28.81	to	28.81	31,383	—	to	—	1.07	to	1.07	13.17	to	13.17

Invesco V.I. Global Real Estate Fund (Series I)
2021	2,096	28.80	to	28.80	60,366	—	to	—	2.81	to	2.81	25.71	to	25.71
2020	2,051	22.91	to	22.91	46,995	—	to	—	5.13	to	5.13	(12.32)	to	(12.32)
2019	1,950	26.13	to	26.13	50,944	—	to	—	4.63	to	4.63	23.00	to	23.00
2018	1,935	21.24	to	21.24	41,102	—	to	—	3.89	to	3.89	(6.15)	to	(6.15)
2017	1,913	22.64	to	22.64	43,297	—	to	—	3.21	to	3.21	13.05	to	13.05

Invesco V.I. Growth and Income Fund (Series II)
2021	4,991	31.31	to	31.31	156,266	—	to	—	1.38	to	1.38	28.19	to	28.19
2020	5,014	24.42	to	24.42	122,470	—	to	—	2.05	to	2.05	1.85	to	1.85
2019	5,040	23.98	to	23.98	120,862	—	to	—	1.58	to	1.58	24.85	to	24.85
2018	5,063	19.21	to	19.21	97,239	—	to	—	1.79	to	1.79	(13.59)	to	(13.59)
2017	5,087	22.23	to	22.23	113,079	—	to	—	1.32	to	1.32	14.04	to	14.04

Invesco V.I. International Growth Fund (Series I)
2021	25,403	20.13	to	20.13	511,252	—	to	—	1.30	to	1.30	5.89	to	5.89
2020	25,662	19.01	to	19.01	487,732	—	to	—	2.42	to	2.42	14.00	to	14.00
2019	26,783	16.67	to	16.67	446,545	—	to	—	1.54	to	1.54	28.57	to	28.57
2018	33,952	12.97	to	12.97	440,279	—	to	—	1.94	to	1.94	(14.98)	to	(14.98)
2017	41,202	15.25	to	15.25	628,408	—	to	—	1.39	to	1.39	23.00	to	23.00

Invesco V.I. Main Street Mid Cap Fund® (Series I)
2021	2,847	47.22	to	47.22	134,440	—	to	—	0.45	to	0.45	23.24	to	23.24
2020	2,925	38.31	to	38.31	112,062	—	to	—	0.74	to	0.74	9.25	to	9.25
2019	3,065	35.07	to	35.07	107,500	—	to	—	0.50	to	0.50	25.28	to	25.28
2018	3,167	27.99	to	27.99	88,648	—	to	—	0.49	to	0.49	(11.35)	to	(11.35)
2017	3,510	31.58	to	31.58	110,822	—	to	—	0.53	to	0.53	14.92	to	14.92

SA-107

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Small Cap Equity Fund (Series I)
2021	11,690	$43.68	to	$43.68	$510,608	—%	to	—%	0.17%	to	0.17%	20.40%	to	20.40%
2020	12,349	36.28	to	36.28	447,994	—	to	—	0.37	to	0.37	27.24	to	27.24
2019	12,051	28.51	to	28.51	343,585	—	to	—	—	to	—	26.60	to	26.60
2018	16,407	22.52	to	22.52	369,491	—	to	—	—	to	—	(15.08)	to	(15.08)
2017	16,714	26.52	to	26.52	443,239	—	to	—	—	to	—	14.06	to	14.06

Lord Abbett Bond Debenture Portfolio (Class VC)
2021	74,159	24.52	to	24.52	1,818,573	—	to	—	4.22	to	4.22	3.28	to	3.28
2020	39,028	23.74	to	23.74	926,707	—	to	—	3.91	to	3.91	7.30	to	7.30
2019	41,706	22.13	to	22.13	922,873	—	to	—	5.82	to	5.82	13.35	to	13.35
2018	20,214	19.52	to	19.52	394,596	—	to	—	4.22	to	4.22	(4.02)	to	(4.02)
2017	20,877	20.34	to	20.34	424,619	—	to	—	3.76	to	3.76	9.21	to	9.21

Lord Abbett Dividend Growth Portfolio (Class VC)
2021	1,078	46.62	to	46.62	50,272	—	to	—	0.74	to	0.74	25.62	to	25.62
2020	1,039	37.11	to	37.11	38,564	—	to	—	1.01	to	1.01	15.42	to	15.42
2019	1,043	32.16	to	32.16	33,543	—	to	—	0.17	to	0.17	26.45	to	26.45
2018	14,078	25.43	to	25.43	358,019	—	to	—	1.92	to	1.92	(4.67)	to	(4.67)
2017	13,251	26.68	to	26.68	353,514	—	to	—	1.83	to	1.83	19.12	to	19.12

Lord Abbett Fundamental Equity Portfolio (Class VC)
2021	396	33.00	to	33.00	13,054	—	to	—	0.87	to	0.87	27.31	to	27.31
2020	370	25.92	to	25.92	9,596	—	to	—	1.34	to	1.34	1.77	to	1.77
2019	326	25.47	to	25.47	8,314	—	to	—	1.35	to	1.35	21.51	to	21.51
2018	292	20.96	to	20.96	6,113	—	to	—	1.58	to	1.58	(8.16)	to	(8.16)
2017	260	22.82	to	22.82	5,932	—	to	—	1.08	to	1.08	12.57	to	12.57

Lord Abbett Growth and Income Portfolio (Class VC)
2021	511	33.07	to	33.07	16,884	—	to	—	1.09	to	1.09	29.02	to	29.02
2020	500	25.63	to	25.63	12,826	—	to	—	1.81	to	1.81	2.70	to	2.70
2019	483	24.96	to	24.96	12,051	—	to	—	0.39	to	0.39	22.49	to	22.49
2018	2,689	20.37	to	20.37	54,790	—	to	—	1.42	to	1.42	(8.14)	to	(8.14)
2017	2,574	22.18	to	22.18	57,082	—	to	—	1.39	to	1.39	13.38	to	13.38

MFS® Growth Series (Initial Class)
2021	3,434	63.70	to	63.70	218,710	—	to	—	—	to	—	23.53	to	23.53
2020	3,636	51.56	to	51.56	187,480	—	to	—	—	to	—	31.86	to	31.86
2019	3,464	39.10	to	39.10	135,464	—	to	—	—	to	—	38.15	to	38.15
2018	3,223	28.31	to	28.31	91,221	—	to	—	0.10	to	0.10	2.67	to	2.67
2017	2,143	27.57	to	27.57	59,074	—	to	—	0.11	to	0.11	31.40	to	31.40

MFS® Investors Trust Series (Initial Class)
2021	4,292	50.56	to	50.56	217,009	—	to	—	0.63	to	0.63	26.81	to	26.81
2020	3,999	39.87	to	39.87	159,426	—	to	—	0.63	to	0.63	13.87	to	13.87
2019	5,307	35.01	to	35.01	185,834	—	to	—	0.69	to	0.69	31.58	to	31.58
2018	12,187	26.61	to	26.61	324,321	—	to	—	1.08	to	1.08	(5.49)	to	(5.49)
2017	968	28.16	to	28.16	27,262	—	to	—	0.64	to	0.64	23.35	to	23.35

MFS® New Discovery Series (Initial Class)
2021	3,259	85.38	to	85.38	278,276	—	to	—	—	to	—	1.80	to	1.80
2020	3,599	83.87	to	83.87	301,843	—	to	—	—	to	—	45.89	to	45.89
2019	3,221	57.49	to	57.49	185,166	—	to	—	—	to	—	41.70	to	41.70
2018	3,315	40.57	to	40.57	134,508	—	to	—	—	to	—	(1.48)	to	(1.48)
2017	2,600	41.18	to	41.18	107,051	—	to	—	—	to	—	26.65	to	26.65

SA-108

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
MFS® Total Return Bond Series (Initial Class)
2021	58,016	$18.48	to	$18.48	$1,072,193	—%	to	—%	2.65%	to	2.65%	(0.81)%	to	(0.81)%
2020	60,269	18.63	to	18.63	1,122,965	—	to	—	3.17	to	3.17	8.47	to	8.47
2019	94,806	17.18	to	17.18	1,628,568	—	to	—	1.88	to	1.88	10.21	to	10.21
2018	264,013	15.59	to	15.59	4,115,170	—	to	—	3.28	to	3.28	(1.09)	to	(1.09)
2017	301,350	15.76	to	15.76	4,748,738	—	to	—	2.96	to	2.96	4.46	to	4.46

MFS® Total Return Series (Initial Class)
2021	25,058	36.94	to	36.94	925,562	—	to	—	1.81	to	1.81	14.12	to	14.12
2020	24,649	32.37	to	32.37	797,835	—	to	—	2.30	to	2.30	9.81	to	9.81
2019	25,550	29.47	to	29.47	753,097	—	to	—	2.26	to	2.26	20.38	to	20.38
2018	27,569	24.48	to	24.48	674,996	—	to	—	2.17	to	2.17	(5.61)	to	(5.61)
2017	29,185	25.94	to	25.94	757,046	—	to	—	2.29	to	2.29	12.30	to	12.30

MFS® Value Series (Initial Class)
2021	37,300	35.44	to	35.44	1,321,976	—	to	—	1.05	to	1.05	25.45	to	25.45
2020	56,954	28.25	to	28.25	1,609,001	—	to	—	1.60	to	1.60	3.48	to	3.48
2019	57,894	27.30	to	27.30	1,580,630	—	to	—	2.04	to	2.04	29.80	to	29.80
2018	72,615	21.03	to	21.03	1,527,377	—	to	—	1.55	to	1.55	(10.09)	to	(10.09)
2017	74,809	23.39	to	23.39	1,750,040	—	to	—	1.95	to	1.95	17.65	to	17.65

Invesco V.I. Capital Appreciation Fund (Series II)
2021	51	49.53	to	49.53	2,533	—	to	—	—	to	—	22.28	to	22.28
2020	1,214	40.50	to	40.50	49,184	—	to	—	—	to	—	36.24	to	36.24
2019	1,284	29.73	to	29.73	38,166	—	to	—	—	to	—	35.85	to	35.85
2018	3,217	21.88	to	21.88	70,394	—	to	—	—	to	—	(5.96)	to	(5.96)
2017	9,125	23.27	to	23.27	212,333	—	to	—	0.01	to	0.01	26.50	to	26.50

Invesco V.I. Global Fund (Series II)
2021	15,899	43.34	to	43.34	689,040	—	to	—	—	to	—	15.17	to	15.17
2020	16,060	37.63	to	37.63	604,339	—	to	—	0.44	to	0.44	27.34	to	27.34
2019	18,601	29.55	to	29.55	549,703	—	to	—	0.67	to	0.67	31.45	to	31.45
2018	21,579	22.48	to	22.48	485,113	—	to	—	0.76	to	0.76	(13.39)	to	(13.39)
2017	22,017	25.96	to	25.96	571,489	—	to	—	0.73	to	0.73	36.32	to	36.32

Invesco V.I. Main Street Fund® (Series II)
2021	1,409	44.56	to	44.56	62,812	—	to	—	0.52	to	0.52	27.23	to	27.23
2020	1,455	35.03	to	35.03	50,961	—	to	—	1.17	to	1.17	13.69	to	13.69
2019	1,558	30.81	to	30.81	47,993	—	to	—	0.81	to	0.81	31.74	to	31.74
2018	1,591	23.39	to	23.39	37,201	—	to	—	0.90	to	0.90	(8.10)	to	(8.10)
2017	1,622	25.45	to	25.45	41,278	—	to	—	1.03	to	1.03	16.63	to	16.63

Invesco V.I. Main Street Small Cap Fund® (Series II)
2021	9,434	43.15	to	43.15	407,088	—	to	—	0.18	to	0.18	22.26	to	22.26
2020	12,592	35.29	to	35.29	444,416	—	to	—	0.38	to	0.38	19.64	to	19.64
2019	12,757	29.50	to	29.50	376,341	—	to	—	—	to	—	26.13	to	26.13
2018	10,948	23.39	to	23.39	256,048	—	to	—	0.04	to	0.04	(10.54)	to	(10.54)
2017	6,000	26.14	to	26.14	156,862	—	to	—	0.64	to	0.64	13.91	to	13.91

Putnam VT Small Cap Growth Fund (Class IB)
2021	3,817	70.85	to	70.85	270,436	—	to	—	—	to	—	13.87	to	13.87
2020	3,918	62.22	to	62.22	243,794	—	to	—	—	to	—	48.37	to	48.37
2019	4,053	41.94	to	41.94	169,972	—	to	—	—	to	—	37.45	to	37.45
2018	3,989	30.51	to	30.51	121,700	—	to	—	—	to	—	(13.84)	to	(13.84)
2017	4,256	35.41	to	35.41	150,721	—	to	—	0.47	to	0.47	7.93	to	7.93

SA-109

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Diversified Income Fund (Class IA)
2021	721	$35.15	to	$35.15	$25,343	—%	to	—%	0.92%	to	0.92%	(6.73)%	to	(6.73)%
2020	751	37.69	to	37.69	28,289	—	to	—	7.90	to	7.90	(0.76)	to	(0.76)
2019	785	37.98	to	37.98	29,830	—	to	—	3.54	to	3.54	11.56	to	11.56
2018	820	34.04	to	34.04	27,919	—	to	—	4.45	to	4.45	(0.74)	to	(0.74)
2017	882	34.30	to	34.30	30,236	—	to	—	5.97	to	5.97	7.42	to	7.42

Putnam VT Large Cap Value Fund (Class IA)
2021	134,158	61.29	to	61.29	8,222,290	—	to	—	1.37	to	1.37	27.62	to	27.62
2020	141,385	48.02	to	48.02	6,789,945	—	to	—	1.97	to	1.97	6.06	to	6.06
2019	150,285	45.28	to	45.28	6,805,195	—	to	—	2.29	to	2.29	30.73	to	30.73
2018	168,954	34.64	to	34.64	5,852,160	—	to	—	0.90	to	0.90	(8.27)	to	(8.27)
2017	181,579	37.76	to	37.76	6,856,640	—	to	—	0.01	to	0.01	19.06	to	19.06

Putnam VT Global Asset Allocation Fund (Class IA)
2021	3,724	80.69	to	80.69	300,518	—	to	—	0.92	to	0.92	14.25	to	14.25
2020	3,931	70.63	to	70.63	277,663	—	to	—	2.14	to	2.14	12.58	to	12.58
2019	4,168	62.73	to	62.73	261,498	—	to	—	1.74	to	1.74	17.42	to	17.42
2018	4,459	53.43	to	53.43	238,263	—	to	—	2.10	to	2.10	(7.02)	to	(7.02)
2017	4,846	57.46	to	57.46	278,444	—	to	—	1.93	to	1.93	15.67	to	15.67

Putnam VT Focused International Equity Fund (Class IA)
2021	35,309	70.53	to	70.53	2,490,278	—	to	—	1.01	to	1.01	12.84	to	12.84
2020	38,733	62.50	to	62.50	2,420,858	—	to	—	0.40	to	0.40	10.32	to	10.32
2019	41,565	56.66	to	56.66	2,354,912	—	to	—	0.01	to	0.01	26.92	to	26.92
2018	42,997	44.64	to	44.64	1,919,326	—	to	—	0.55	to	0.55	(12.21)	to	(12.21)
2017	46,495	50.85	to	50.85	2,364,192	—	to	—	1.57	to	1.57	28.71	to	28.71

Putnam VT Global Health Care Fund (Class IA)
2021	2,671	68.82	to	68.82	183,825	—	to	—	1.24	to	1.24	19.77	to	19.77
2020	2,711	57.46	to	57.46	155,775	—	to	—	0.70	to	0.70	16.47	to	16.47
2019	2,801	49.34	to	49.34	138,199	—	to	—	0.24	to	0.24	30.58	to	30.58
2018	2,948	37.78	to	37.78	111,389	—	to	—	1.19	to	1.19	(0.29)	to	(0.29)
2017	3,248	37.89	to	37.89	123,086	—	to	—	0.77	to	0.77	15.60	to	15.60

Putnam VT High Yield Fund (Class IA)
2021	21,584	62.28	to	62.28	1,344,274	—	to	—	4.82	to	4.82	5.20	to	5.20
2020	20,886	59.20	to	59.20	1,236,467	—	to	—	5.83	to	5.83	5.50	to	5.50
2019	21,667	56.11	to	56.11	1,215,817	—	to	—	6.06	to	6.06	14.55	to	14.55
2018	22,701	48.99	to	48.99	1,112,052	—	to	—	5.88	to	5.88	(3.59)	to	(3.59)
2017	27,429	50.81	to	50.81	1,393,695	—	to	—	6.04	to	6.04	7.22	to	7.22

Putnam VT Income Fund (Class IA)
2021	41,994	43.21	to	43.21	1,814,538	—	to	—	1.63	to	1.63	(4.44)	to	(4.44)
2020	51,611	45.21	to	45.21	2,333,583	—	to	—	5.13	to	5.13	6.01	to	6.01
2019	66,366	42.65	to	42.65	2,830,578	—	to	—	3.37	to	3.37	12.24	to	12.24
2018	68,158	38.00	to	38.00	2,589,863	—	to	—	3.13	to	3.13	0.37	to	0.37
2017	62,000	37.86	to	37.86	2,347,226	—	to	—	4.57	to	4.57	5.90	to	5.90

Putnam VT International Equity Fund (Class IA)
2021	22,115	32.15	to	32.15	710,970	—	to	—	1.40	to	1.40	9.09	to	9.09
2020	27,012	29.47	to	29.47	796,040	—	to	—	1.84	to	1.84	12.35	to	12.35
2019	29,073	26.23	to	26.23	762,609	—	to	—	1.72	to	1.72	25.55	to	25.55
2018	34,407	20.89	to	20.89	718,841	—	to	—	1.68	to	1.68	(18.95)	to	(18.95)
2017	38,450	25.78	to	25.78	991,079	—	to	—	2.47	to	2.47	26.93	to	26.93

SA-110

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Emerging Markets Equity Fund (Class IA)
2021	339	$32.56	to	$32.56	$11,045	—%	to	—%	0.69%	to	0.69%	(3.94)%	to	(3.94)%
2020	350	33.90	to	33.90	11,870	—	to	—	0.31	to	0.31	28.25	to	28.25
2019	570	26.43	to	26.43	15,057	—	to	—	—	to	—	25.21	to	25.21
2018	583	21.11	to	21.11	12,310	—	to	—	0.14	to	0.14	(18.40)	to	(18.40)
2017	598	25.87	to	25.87	15,476	—	to	—	1.26	to	1.26	35.37	to	35.37

Putnam VT International Value Fund (Class IA)
2021	1,268	28.47	to	28.47	36,098	—	to	—	2.14	to	2.14	15.28	to	15.28
2020	1,275	24.70	to	24.70	31,481	—	to	—	2.68	to	2.68	4.23	to	4.23
2019	1,283	23.69	to	23.69	30,392	—	to	—	2.89	to	2.89	20.44	to	20.44
2018	1,646	19.67	to	19.67	32,377	—	to	—	2.35	to	2.35	(17.38)	to	(17.38)
2017	1,975	23.81	to	23.81	47,039	—	to	—	1.71	to	1.71	25.06	to	25.06

Putnam VT Multi-Cap Core Fund (Class IA)
2021	1,522	49.14	to	49.14	74,808	—	to	—	0.85	to	0.85	31.32	to	31.32
2020	1,700	37.42	to	37.42	63,618	—	to	—	1.36	to	1.36	17.64	to	17.64
2019	2,385	31.81	to	31.81	75,865	—	to	—	1.37	to	1.37	32.00	to	32.00
2018	2,953	24.10	to	24.10	71,162	—	to	—	1.35	to	1.35	(7.44)	to	(7.44)
2017	3,287	26.03	to	26.03	85,571	—	to	—	1.28	to	1.28	23.14	to	23.14

Putnam VT Government Money Market Fund (Class IA)
2021	52	1.88	to	1.88	97	—	to	—	—	to	—	0.00 (1)	to	0.00 (1)
2020	62	1.88	to	1.88	116	—	to	—	0.24	to	0.24	0.23	to	0.23
2019	73	1.87	to	1.87	136	—	to	—	1.81	to	1.81	1.80	to	1.80
2018	82	1.84	to	1.84	151	—	to	—	1.41	to	1.41	1.43	to	1.43
2017	91	1.81	to	1.81	164	—	to	—	0.47	to	0.47	0.48	to	0.48

Putnam VT Sustainable Leaders Fund (Class IA)
2021	57,213	132.30	to	132.30	7,569,004	—	to	—	0.33	to	0.33	23.84	to	23.84
2020	60,344	106.83	to	106.83	6,446,443	—	to	—	0.63	to	0.63	29.06	to	29.06
2019	64,682	82.77	to	82.77	5,353,851	—	to	—	0.69	to	0.69	36.72	to	36.72
2018	70,927	60.54	to	60.54	4,293,970	—	to	—	0.01	to	0.01	(1.28)	to	(1.28)
2017	76,658	61.33	to	61.33	4,701,224	—	to	—	0.83	to	0.83	29.55	to	29.55

Putnam VT Small Cap Value Fund (Class IB)
2021	5,597	31.88	to	31.88	178,442	—	to	—	0.72	to	0.72	39.90	to	39.90
2020	5,770	22.79	to	22.79	131,488	—	to	—	1.09	to	1.09	3.96	to	3.96
2019	6,029	21.92	to	21.92	132,152	—	to	—	0.65	to	0.65	24.24	to	24.24
2018	6,743	17.64	to	17.64	118,959	—	to	—	0.40	to	0.40	(19.93)	to	(19.93)
2017	6,958	22.03	to	22.03	153,312	—	to	—	0.70	to	0.70	7.87	to	7.87

Templeton Developing Markets VIP Fund (Class 1)
2021	23,510	14.58	to	14.58	342,782	—	to	—	1.07	to	1.07	(5.51)	to	(5.51)
2020	22,572	15.43	to	15.43	348,294	—	to	—	4.38	to	4.38	17.39	to	17.39
2019	22,329	13.14	to	13.14	293,505	—	to	—	1.24	to	1.24	26.92	to	26.92
2018	21,610	10.36	to	10.36	223,810	—	to	—	1.12	to	1.12	(15.44)	to	(15.44)
2017	20,431	12.25	to	12.25	250,238	—	to	—	1.28	to	1.28	40.65	to	40.65

Templeton Foreign VIP Fund (Class 2)
2021	24,230	12.76	to	12.76	309,091	—	to	—	1.85	to	1.85	4.16	to	4.16
2020	24,269	12.25	to	12.25	297,228	—	to	—	3.30	to	3.30	(1.16)	to	(1.16)
2019	26,062	12.39	to	12.39	322,931	—	to	—	1.61	to	1.61	12.53	to	12.53
2018	29,038	11.01	to	11.01	319,741	—	to	—	2.64	to	2.64	(15.44)	to	(15.44)
2017	27,226	13.02	to	13.02	354,533	—	to	—	2.44	to	2.44	16.69	to	16.69

SA-111

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Templeton Global Bond VIP Fund (Class 2)
2021	86,044	$17.61	to	$17.61	$1,515,539	—%	to	—%	—%	to	—%	(4.99)%	to	(4.99)%
2020	88,570	18.54	to	18.54	1,642,014	—	to	—	8.44	to	8.44	(5.28)	to	(5.28)
2019	92,508	19.57	to	19.57	1,810,637	—	to	—	6.98	to	6.98	2.01	to	2.01
2018	99,338	19.19	to	19.19	1,905,941	—	to	—	—	to	—	1.94	to	1.94
2017	95,410	18.82	to	18.82	1,795,767	—	to	—	—	to	—	1.93	to	1.93

Templeton Growth VIP Fund (Class 2)
2021	14,855	18.37	to	18.37	272,925	—	to	—	1.13	to	1.13	4.87	to	4.87
2020	13,900	17.52	to	17.52	243,523	—	to	—	2.99	to	2.99	5.80	to	5.80
2019	12,974	16.56	to	16.56	214,830	—	to	—	2.78	to	2.78	15.15	to	15.15
2018	12,111	14.38	to	14.38	174,148	—	to	—	1.99	to	1.99	(14.85)	to	(14.85)
2017	11,301	16.89	to	16.89	190,836	—	to	—	1.61	to	1.61	18.50	to	18.50

Morgan Stanley VIF Discovery Portfolio (Class II)
2021	8,242	71.33	to	71.33	587,924	—	to	—	—	to	—	(11.19)	to	(11.19)
2020	6,926	80.32	to	80.32	556,298	—	to	—	—	to	—	152.04	to	152.04
2019	6,093	31.87	to	31.87	194,163	—	to	—	—	to	—	39.97	to	39.97
2018	7,678	22.77	to	22.77	174,810	—	to	—	—	to	—	10.53	to	10.53
2017	7,657	20.60	to	20.60	157,724	—	to	—	—	to	—	38.60	to	38.60

Putnam VT Growth Opportunities Fund (Class IB)
2021	15,962	33.33	to	33.33	532,077	—	to	—	—	to	—	22.65	to	22.65
2020	14,993	27.18	to	27.18	407,469	—	to	—	0.04	to	0.04	38.71	to	38.71
2019	16,114	19.59	to	19.59	315,727	—	to	—	0.13	to	0.13	36.74	to	36.74
2018	15,880	14.33	to	14.33	227,545	—	to	—	—	to	—	2.38	to	2.38
2017	16,383	14.00	to	14.00	229,288	—	to	—	0.10	to	0.10	30.90	to	30.90

BlackRock S&P 500 Index V.I. Fund (Class I) (available April 20, 2018)
2021	1,033,871	18.82	to	18.82	19,455,991	—	to	—	1.32	to	1.32	28.53	to	28.53
2020	1,073,453	14.64	to	14.64	15,716,281	—	to	—	1.76	to	1.76	18.24	to	18.24
2019	1,233,067	12.38	to	12.38	15,268,260	—	to	—	2.19	to	2.19	31.34	to	31.34
2018	1,314,320	9.43	to	9.43	12,390,723	—	to	—	1.05	to	1.05	(4.93)	to	(4.93)
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—

Fidelity® VIP Equity-Income Portfolio (Service Class 2)
2021	4,763	34.45	to	34.45	164,075	—	to	—	1.69	to	1.69	24.60	to	24.60
2020	4,642	27.65	to	27.65	128,331	—	to	—	1.67	to	1.67	6.44	to	6.44
2019	4,510	25.97	to	25.97	117,138	—	to	—	1.86	to	1.86	27.11	to	27.11
2018	4,340	20.43	to	20.43	88,679	—	to	—	2.10	to	2.10	(8.54)	to	(8.54)
2017	4,184	22.34	to	22.34	93,471	—	to	—	1.54	to	1.54	12.65	to	12.65

Putnam VT Diversified Income Fund (Class IB)
2021	11,511	16.47	to	16.47	189,606	—	to	—	0.65	to	0.65	(6.95)	to	(6.95)
2020	12,886	17.70	to	17.70	228,094	—	to	—	7.53	to	7.53	(0.90)	to	(0.90)
2019	13,637	17.86	to	17.86	243,599	—	to	—	3.39	to	3.39	11.23	to	11.23
2018	15,261	16.06	to	16.06	245,080	—	to	—	4.13	to	4.13	(0.98)	to	(0.98)
2017	15,382	16.22	to	16.22	249,491	—	to	—	6.64	to	6.64	7.12	to	7.12

Putnam VT Large Cap Value Fund (Class IB)
2021	7,266	62.00	to	62.00	450,523	—	to	—	1.18	to	1.18	27.30	to	27.30
2020	9,071	48.71	to	48.71	441,789	—	to	—	1.89	to	1.89	5.80	to	5.80
2019	11,434	46.03	to	46.03	526,366	—	to	—	2.03	to	2.03	30.40	to	30.40
2018	12,768	35.30	to	35.30	450,724	—	to	—	0.70	to	0.70	(8.49)	to	(8.49)
2017	12,922	38.58	to	38.58	498,499	—	to	—	1.76	to	1.76	18.77	to	18.77

SA-112

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Global Asset Allocation Fund (Class IB)
2021	—	$27.67	to	$27.67	$—	—%	to	—%	—%	to	—%	13.95%	to	13.95%
2020	—	24.29	to	24.29	—	—	to	—	4.10	to	4.10	12.31	to	12.31
2019	5	21.62	to	21.62	117	—	to	—	1.80	to	1.80	17.13	to	17.13
2018	9	18.46	to	18.46	164	—	to	—	2.04	to	2.04	(7.26)	to	(7.26)
2017	10	19.91	to	19.91	198	—	to	—	1.38	to	1.38	15.34	to	15.34

Putnam VT High Yield Fund (Class IB)
2021	155	32.87	to	32.87	5,100	—	to	—	4.67	to	4.67	4.98	to	4.98
2020	159	31.32	to	31.32	4,975	—	to	—	5.60	to	5.60	5.21	to	5.21
2019	163	29.77	to	29.77	4,846	—	to	—	5.74	to	5.74	14.40	to	14.40
2018	416	26.02	to	26.02	10,827	—	to	—	5.64	to	5.64	(4.07)	to	(4.07)
2017	409	27.12	to	27.12	11,094	—	to	—	5.66	to	5.66	6.98	to	6.98

Putnam VT Income Fund (Class IB)
2021	1,025	21.71	to	21.71	22,252	—	to	—	1.32	to	1.32	(4.58)	to	(4.58)
2020	1,764	22.76	to	22.76	40,155	—	to	—	4.74	to	4.74	5.73	to	5.73
2019	1,653	21.52	to	21.52	35,579	—	to	—	3.22	to	3.22	11.89	to	11.89
2018	1,082	19.24	to	19.24	20,819	—	to	—	2.98	to	2.98	0.20	to	0.20
2017	1,190	19.20	to	19.20	22,853	—	to	—	4.36	to	4.36	5.59	to	5.59

Putnam VT International Equity Fund (Class IB)
2021	2,365	30.32	to	30.32	71,715	—	to	—	1.15	to	1.15	8.82	to	8.82
2020	2,419	27.86	to	27.86	67,391	—	to	—	1.61	to	1.61	12.10	to	12.10
2019	2,477	24.86	to	24.86	61,581	—	to	—	1.36	to	1.36	25.15	to	25.15
2018	2,524	19.86	to	19.86	50,135	—	to	—	1.38	to	1.38	(19.11)	to	(19.11)
2017	2,566	24.56	to	24.56	63,002	—	to	—	2.16	to	2.16	26.58	to	26.58

Putnam VT International Value Fund (Class IB)
2021	113	13.65	to	13.65	1,545	—	to	—	1.98	to	1.98	14.94	to	14.94
2020	112	11.88	to	11.88	1,335	—	to	—	2.41	to	2.41	3.94	to	3.94
2019	106	11.43	to	11.43	1,210	—	to	—	2.58	to	2.58	20.22	to	20.22
2018	99	9.50	to	9.50	938	—	to	—	1.98	to	1.98	(17.61)	to	(17.61)
2017	91	11.54	to	11.54	1,047	—	to	—	1.41	to	1.41	24.70	to	24.70

Putnam VT Sustainable Leaders Fund (Class IB)
2021	1,694	79.03	to	79.03	133,911	—	to	—	0.14	to	0.14	23.53	to	23.53
2020	1,734	63.98	to	63.98	110,952	—	to	—	0.41	to	0.41	28.74	to	28.74
2019	1,779	49.69	to	49.69	88,395	—	to	—	0.44	to	0.44	36.36	to	36.36
2018	1,815	36.44	to	36.44	66,152	—	to	—	—	to	—	(1.53)	to	(1.53)
2017	1,848	37.01	to	37.01	68,377	—	to	—	0.60	to	0.60	29.22	to	29.22

Putnam VT Growth Opportunities Fund (Class IA)
2021	442,419	33.33	to	33.33	14,744,949	—	to	—	—	to	—	23.00	to	23.00
2020	473,724	27.10	to	27.10	12,835,886	—	to	—	0.24	to	0.24	39.09	to	39.09
2019	500,423	19.48	to	19.48	9,748,829	—	to	—	0.36	to	0.36	37.11	to	37.11
2018	558,824	14.21	to	14.21	7,939,998	—	to	—	0.05	to	0.05	2.60	to	2.60
2017	575,686	13.85	to	13.85	7,972,124	—	to	—	0.14	to	0.14	31.30	to	31.30

Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
2021	23,057	17.37	to	17.37	400,548	—	to	—	—	to	—	19.10	to	19.10
2020	25,574	14.59	to	14.59	373,020	—	to	—	—	to	—	48.27	to	48.27
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—

SA-113

Separate Account VL II
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
(1)	Amount is less than 0.01%.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-114

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2021 (Successor Company) and December 31, 2020 (Predecessor Company)
For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company), and the years ended December 31, 2020 and 2019 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and the results of its operations and its cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company)in conformity with accounting principles generally accepted in the United States of America.
Emphasis of a Matter
As discussed in Note 1 to the financial statements, on June 30, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.
•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.
Assessment of the fair value of insurance contracts acquired in the business combination between Company's indirect owner, Hopmeadow Holdings GP LLC, and a subsidiary of Sixth Street — Refer to Note 1 to the Consolidated Financial Statements
Critical Audit Matter Description
On June 30, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger was accounted for using business combination accounting. Under this method, the purchase price paid by Sixth Street was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations. By the

application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on June 30, 2021.
Significant judgment was used to determine the appropriate assumptions used to estimate the fair value of the Company’s insurance contracts, resulting in VOBA and additional reserve liabilities. The principal assumptions include mortality, persistency, expenses, and discount rates.
We identified the assessment of the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities as a critical audit matter. Given the high level of estimation uncertainty of management’s assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities, included the following, among others:
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
•With the assistance of our valuation specialists, we compared the Company’s discount rate, to a discount rate that was independently developed using publicly available market data for comparable entities.
/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Revenues
Fee income and other	$410	$438	$741	$821
Earned premiums	31	24	35	42
Net investment income	498	534	816	924
Net realized capital losses	(20)	(242)	(74)	(275)
Amortization of deferred gains	—	26	53	59
Total revenues	919	780	1,571	1,571
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	285	375	626	760
Amortization of value of business acquired ("VOBA")	90	(43)	50	(25)
Insurance operating costs and other expenses	208	228	364	423
Other intangible asset amortization	3	3	6	5
Dividends to policyholders	2	1	60	5
Total benefits, losses and expenses	588	564	1,106	1,168
Income before income taxes	331	216	465	403
Income tax expense	51	30	66	44
Net income	$280	$186	$399	$359
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Net income	$280	$186	$399	$359
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain on fixed maturities	(10)	(275)	565	890
Change in net gain on cash flow hedging instruments	—	1	(1)	—
Change in foreign currency translation adjustments	—	—	—	(2)
OCI, net of tax	(10)	(274)	564	888
Comprehensive income (loss)	$270	$(88)	$963	$1,247
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company	Predecessor Company
(In millions, except for share data)	As of December 31, 2021	As of December 31, 2020
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 - Successor Company and $1 - Predecessor Company) (amortized cost of $20,986 - Successor Company and $13,137 - Predecessor Company)	$20,971	$14,875
Equity securities, at fair value	203	65
Mortgage loans (net of ACL of $12 - Successor Company and $17 - Predecessor Company)	2,131	2,092
Policy loans, at outstanding balance	1,484	1,452
Limited partnerships and other alternative investments	1,147	999
Other investments	26	24
Short-term investments	1,254	802
Total investments	27,216	20,309
Cash	49	40
Premiums receivable and agents’ balances, net	4	10
Reinsurance recoverables (net of ACL of $37 - Successor Company and $7 - Predecessor Company)	35,848	27,455
VOBA	479	586
Deferred income taxes, net	603	478
Goodwill and other intangible assets	161	40
Other assets	412	345
Separate account assets	111,592	109,625
Total assets	$176,364	$158,888
Liabilities
Reserve for future policy benefits	$21,698	$18,625
Other policyholder funds and benefits payable	32,622	25,307
Funds withheld liability	6,379	—
Other liabilities	1,920	2,146
Separate account liabilities	111,592	109,625
Total liabilities	174,211	155,703
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,761
Accumulated other comprehensive (loss) income, net of tax	(10)	1,281
Retained earnings	280	137
Total stockholder’s equity	2,153	3,185
Total liabilities and stockholder’s equity	$176,364	$158,888
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Operating Activities
Net income	$280	$186	$399	$359
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital losses	20	242	74	275
Amortization of deferred reinsurance gain	—	(26)	(53)	(59)
Amortization of VOBA	90	(43)	50	(25)
Depreciation and amortization	102	38	69	51
Other operating activities, net	106	38	259	205
Change in assets and liabilities:
Increase in reinsurance recoverables	(63)	(134)	(331)	(272)
Decrease in deferred income taxes	138	29	54	51
Increase (decrease) for future policy benefits and unearned premiums	(40)	63	160	141
Net changes in other assets and other liabilities	(132)	51	185	(169)
Net payments for reinsurance transactions	(877)	—	—	—
Net cash (used for) provided by operating activities	(376)	444	866	557
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,976	1,622	2,824	3,498
Equity securities, at fair value	47	3	7	213
Mortgage loans	294	158	373	257
Partnerships	102	71	77	134
Payments for the purchase of:
Fixed maturities, available-for-sale	(1,974)	(1,197)	(2,866)	(2,589)
Equity securities, at fair value	(121)	(45)	(26)	(5)
Mortgage loans	(207)	(177)	(242)	(413)
Partnerships	(100)	(74)	(134)	(156)
Net proceeds from (payments for) repurchase agreements program	(11)	8	(16)	19
Net proceeds from (payments for) derivatives	(161)	(539)	143	(272)
Net increase (decrease) in policy loans	9	(32)	15	(26)
Net proceeds from (payments for) short-term investments	(314)	200	(234)	288
Other investing activities, net	—	—	(10)	8
Net cash provided by (used for) investing activities	540	(2)	(89)	956
Financing Activities
Deposits and other additions to investment and universal life-type contracts	872	1,001	1,971	2,168
Withdrawals and other deductions from investment and universal life-type contracts	(4,766)	(4,862)	(9,627)	(11,074)
Net transfers from separate accounts related to investment and universal life-type contracts	3,598	3,659	7,117	8,202
Net increase (decrease) in securities loaned or sold under agreements to repurchase	131	270	(7)	(204)
Dividend paid on shares outstanding	—	(265)	(319)	(700)
Return of capital to parent	—	(235)	—	—
Net cash used for financing activities	(165)	(432)	(865)	(1,608)
Foreign exchange rate effect on cash	—	—	—	2
Net increase (decrease) in cash	(1)	10	(88)	(93)
Cash — beginning of period	50	40	128	221
Cash — end of period	$49	$50	$40	$128
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(13)	$2	$—	$25
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a provider of insurance and investment products in the United States of America ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation, and Hopmeadow Holdings, LP ("Hopmeadow Holdings," or "HHLP") are indirect parents of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On June 30, 2021, the Company's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into HHLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, Sixth Street obtained 100% control of TLI and its life and annuity operating subsidiaries for a total purchase price of approximately $2.25 billion, comprised of a $500 pre-closing dividend and cash of $1.734 billion. The merger was accounted for by using business combination accounting together with an election to apply pushdown accounting. Under this method, the purchase price paid by the investment firm was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. TL's financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the period subsequent to that date is labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of pushdown accounting, the financial statements for the period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to Sixth Street's accounting policies and modified its presentation for certain transactions.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. Under this reinsurance transaction, the Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. Lincoln will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz"). Pursuant to such agreement, the Company assumed 100% of a block of fixed indexed annuities ("FIA") and 5% of another block of FIAs on a coinsurance basis. Certain of the FIAs included living withdrawal benefits. The Company acquired general account assets to support the assumed reserves and paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. Under the reinsurance agreement, the Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. This reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. Allianz will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. Pursuant to such reinsurance agreement, the Company generally ceded 50% of reserves related to variable annuity and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the pension risk transfer block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities for approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On November 18, 2021, TLI received approval from the Connecticut Department of Insurance ("CTDOI") to contribute the Company to TR Re. On December 30, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
COVID-19 Update
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy continues to affect companies across all industries. For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31 2020 (Predecessor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no material impact on the Company's results of operations attributable to the COVID-19 pandemic. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company continues to operate in a fully remote work environment with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits ("EGPs") used in the valuation and amortization of assets (including Value of Business Acquired ("VOBA") and liabilities associated with variable annuity, fixed indexed annuities and other universal life-type contracts, as well as any deferred reinsurance amounts; evaluation of credit losses on fixed maturities, available for sale ("AFS") and allowance for credit losses ("ACL") on mortgage loans; living benefits required to be fair valued; deferred gain or cost related to reinsurance transactions; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; evaluation of goodwill and other intangible assets for impairment; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain.
Pushdown Accounting
The table below shows the main balance sheet line items impacted in pushdown accounting for the Sixth Street Acquisition, as of July 1, 2021:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets	29,442
Separate account assets	112,857
Total assets	163,476

Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	161,593

Equity	1,883
Total liabilities and stockholder's equity	$163,476

The Successor Company's assets and liabilities are recognized based on Sixth Street's accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income ("AOCI") of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
For a discussion of goodwill from the Sixth Street Acquisition, see Note 7 - Goodwill and Other Intangible Assets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consist of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
Investments
In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in reserves for future policy benefits and other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Adoption of New Accounting Standards
Financial Instruments - Credit Losses
On January 1, 2020, the Company adopted Accounting Standards Update ("ASU") 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, ("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11 million, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax assets	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The Financial Accounting Standards Board ("FASB") issued ASU 2021-08 Accounting for Contract Assets and Contract Liabilities from Contracts with Customers in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in this ASU should be applied prospectively. We expect to adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact on the Company's operations and financial results. While it is not possible to reasonably estimate the expected impact of the new standard at this time due to the nature and extent of the required changes to a significant portion of the Company’s operations, we anticipate an increase to AOCI, upon adoption. This is due to the application and pushdown of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under the new guidance. This standard represents a significant change from existing U.S. GAAP, however, it does not change the underlying economics of the business or its related cash flows. The Company has a transition date, the date of the Sixth Street Acquisition, and selected the modified retrospective transition method, with the potential exception of market risk benefits ("MRB"), which are required to be adopted on a retrospective basis. Additionally, the Company is reviewing the impact of its recent reinsurance transactions under the new standard.
As part of working toward implementation of the updated standard, the Company has made progress on key accounting policy decisions, including processes to identify insurance policy groupings for LFPB measurement, applicable discount rates, development of liability cash flow and claim expense assumptions, and VOBA amortization methodology. Long duration insurance contracts issued by the Company will be grouped into separate cohorts based on the product type and annual contract issue date.
Cash flow assumptions underlying insurance liabilities will be evaluated at least annually in the same fiscal quarter each year as to whether an update is needed. Under the new guidance, the Company will update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in net income. Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yields, with the effect of discount rate changes on the liability recorded in OCI. The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date. This is a change from current U.S. GAAP which utilizes assumptions, including discount rates "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current U.S. GAAP.

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1. Basis of Presentation and Significant Accounting Policies (continued)
The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk.These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity's nonperformance risk, which is required to be recognized in OCI. For any assumed products, the portion of the change in MRBs attributable to changes in the reinsurer's nonperformance risk is recognized in income. The Company will maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRBs upon adoption.

VOBA and other balances are expected to be amortized on a constant-level basis over the expected remaining term of the related contracts. As annuities do not have a face amount, the constant level basis used is expected to be based on the number of policies in-force.
Additionally, ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRBs, separate account liabilities, deferred acquisition costs, and information about significant inputs, judgments and methods used in the measurement.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, FIAs and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively, may not include the full impact of current year changes in valuation of

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the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020, the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

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Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to

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1. Basis of Presentation and Significant Accounting Policies (continued)
continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments, and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. In ceding risks, the Company uses yearly renewable term, coinsurance and modified coinsurance arrangements and variation thereof. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company's ceded affiliated reinsurance arrangements are on a modified coinsurance and a coinsurance with funds withheld basis. Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the Company and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the Company, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the Company to establish segregated accounts in which the assets supporting the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
ceded obligations are maintained. A funds withheld liability is established which represents the fair value of investment assets segregated under modified coinsurance or coinsurance with funds withheld reinsurance arrangements.
The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the Company has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the Company. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company also cedes to and assumes from other insurers on coinsurance arrangements. Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain on or cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We generally have the right of offset on reinsurance contracts, but have elected to present balances due to and due from reinsurance counterparties on a gross basis on the financial statements.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2021, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its in-force GMDB and GMWB and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs and assumed FIAs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$258	$—	$258	$—
Collateralized loan obligations ("CLOs")	944	—	785	159
Commercial mortgage-backed securities ("CMBS")	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
Residential mortgage-backed securities ("RMBS")	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	—	—	80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Modified coinsurance reinsurance contracts	15	—	15	—
Total liabilities accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020 (Predecessor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$444	$—	$444	$—
CLOs	1,428	—	1,169	259
CMBS	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
RMBS	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878

Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)
[1]    Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.6 billion and $877 of investment sales receivables, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $404 and $441 of investments, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments and Freestanding Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS [3]	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
As of December 31, 2020 (Predecessor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3] [4]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2020 (Predecessor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3] [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
[4]    Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to the section GMWB Derivatives, net in Note 4 - Derivatives of Notes to Consolidated Financial Statements.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	0.03%	0.15%	0.09%	Decrease
As of December 31, 2020 (Predecessor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	55%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	0.01%	0.08%	0.05%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 40% and 43% were subject to significant liquidation restrictions as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Short-term investments	14	—	—	88	(27)	—	—	—	75
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Short-term investments	22	—	—	2	(10)	—	—	—	14
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GWMB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
Liabilities
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Freestanding derivatives
Interest rate	$2	$(40)	$6
GMWB hedging instruments [3]			(16)
Total freestanding derivatives	2	(40)	(10)
Reinsurance recoverable for GMWB	(8)	(19)	(21)
Total assets	(6)	(59)	(31)
Liabilities
Freestanding derivatives
Macro hedge program [3]	(63)	(121)	(212)
Total freestanding derivatives	(63)	(121)	(212)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	29	82	67
Total other policyholder funds and benefits payable	29	82	67
Total liabilities	$(34)	$(39)	$(145)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]    Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]    The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Fixed maturities, AFS
CLOs	$—	$—	$1
CMBS	(2)	3	(3)
Corporate	(2)	(4)	7
RMBS	—	1	(1)
Total fixed maturities, AFS	(4)	—	4
Total assets	$(4)	$—	$4
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company		Predecessor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2021		December 31, 2020
Assets
Policy loans	Level 3	$1,484	$1,484	$1,452	$1,452
Mortgage loans [1]	Level 3	$2,131	$2,138	$2,092	$2,248
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,137	$4,792	$5,282	$5,261
Funds withheld liability	Level 3	$6,379	$6,379
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the carrying amount of mortgage loans was net of ACL of $12 and $17, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Fixed maturities [1]	$174	$243	$518	$586
Equity securities	10	2	7	6
Mortgage loans	32	45	92	92
Policy loans	36	40	82	84
Limited partnerships and other alternative investments	259	216	130	161
Other [2]	1	1	13	19
Investment expense	(14)	(13)	(26)	(24)
Total net investment income	$498	$534	$816	$924
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business.

Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Gross gains on sales	$14	$55	$166	$67
Gross losses on sales	(20)	(8)	(32)	(18)
Net realized gains (losses) on sales of equity securities	19	—	—	—
Change in net unrealized gains (losses) on equity securities [1]	(2)	—	1	2
Net credit losses on fixed maturities, AFS [2]	—	—	(1)
Change in ACL on mortgage loans [3]	—	6	(8)
Intent-to-sell impairments	—	—	(6)	—
Net other-than-temporary impairments ("OTTI") losses recognized in earnings				(4)
Results of variable annuity hedge program:
GMWB derivatives, net			82	53
Macro hedge program	(67)	(243)	(414)	(418)
Total results of variable annuity hedge program	(67)	(243)	(332)	(365)
Transactional foreign currency revaluation	—	—	3	(4)
Non-qualifying foreign currency derivatives	5	(2)	(7)	(4)
Modified coinsurance reinsurance derivative contracts	15	22	(50)	(55)
Other, net [4]	16	(72)	192	106
Net realized capital losses	$(20)	$(242)	$(74)	$(275)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021, were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020, were $4 for the year ended December 31, 2020 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 were $(2) for year ended December 31, 2019 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company), and $149 and $54 for the years ended December 31, 2020 and 2019, respectively (Predecessor Company).

Sales of AFS Securities
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Fixed maturities, AFS
Sale proceeds	$2,372	$1,007	$1,789	$2,541
Gross gains	14	55	165	67
Gross losses	(16)	(8)	(31)	(16)
Sales of fixed maturities, AFS in 2021 were primarily a result of tactical changes to the portfolio driven by changing market conditions, in addition to duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $178 and $114, respectively, and accrued interest receivable related to mortgage loans of $6 and $7, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance, end of period	$1	$1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Cumulative Credit Impairments on Fixed Maturities, AFS (Predecessor Company)
For the Year Ended December 31, 2019
(Before tax)
Balance as of beginning of period	$(6)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6
Fixed maturities due to an increase in expected cash flows	—
Balance as of end of period	$(4)
[1]    These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company					Predecessor Company
	December 31, 2021					December 31, 2020
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$260	$—	$—	$(2)	$258	$436	$—	$8	$—	$444
CLOs	945	—	—	(1)	944	1,425	—	7	(4)	1,428
CMBS	2,345	—	4	(14)	2,335	1,152	—	77	(11)	1,215
Corporate	13,380	—	50	(73)	13,357	7,240	(1)	1,296	(12)	8,552
Foreign government/government agencies	365	—	1	(4)	362	236	—	32	—	266
Municipal bonds	1,452	—	10	(6)	1,456	761	—	115	(1)	875
RMBS	818	—	—	(7)	811	745	—	26	(2)	769
U.S. Treasuries	1,421	—	28	(1)	1,448	1,142	—	192	(8)	1,326
Total fixed maturities, AFS	$20,986	$—	$93	$(108)	$20,971	$13,137	$(1)	$1,753	$(38)	$14,875
[1]    The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$341	$341	$238	$241
Over one year through five years	2,904	2,890	1,376	1,462
Over five years through ten years	5,248	5,241	1,808	2,052
Over ten years	8,125	8,151	5,957	7,264
Subtotal	16,618	16,623	9,379	11,019
Mortgage-backed and asset-backed securities	4,368	4,348	3,758	3,856
Total fixed maturities, AFS	$20,986	$20,971	$13,137	$14,875

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). As of December 31, 2021 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the Harbourvest Structured Solutions IV, the IBM Corporation, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2020 (Predecessor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, the Walt Disney Company, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2021 (Successor Company), were financial services, U.S. Treasuries, and utilities which comprised approximately 9%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2020 (Predecessor Company) were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Predecessor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign government/government agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)
As of December 31, 2021 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 1,680 instruments, primarily in the corporate sectors, most notably utilities, financial services, technology and communications, and energy, as well as CMBS which were depressed largely due to higher interest rates and/or wider credit spreads since the purchase date. As of December 31, 2021 (Successor Company), 100% of these fixed maturities were depressed less than 20%of cost or amortized cost. The gross unrealized losses increased $70 compared to December 31, 2020 (Predecessor Company) primarily attributable to higher interest rates, partially offset by tighter credit spreads. The increase was also partially offset by the application of pushdown accounting in connection with the Sixth Street Acquisition. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for more information regarding the sale of the Company.

There were no fixed maturities depressed for twelve months or more. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
underlying collateral such as changes in projected property value estimates. As of December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

ACL on Mortgage Loans
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Beginning balance	$—	$17	$—	$5
Cumulative effect of accounting changes [1]			9
Cumulative effect of pushdown accounting	12
Adjusted beginning balance ACL [2]	12	17	9	5
Current period provision (release)	—	(6)	8	(5)
Ending balance	$12	$11	$17	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. We continue to monitor the impact on our mortgage loan portfolio from borrower behavior in response to the economic stress caused by the pandemic. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 51% as of December 31, 2021 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 61%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	7	2.37x	18	2.62x	25	1.55x	43	1.00x	41	1.94x	37	1.23x	171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1]    As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Predecessor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] As of December 31, 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans by Region
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$78	3.6%	$80	3.8%
East South Central	20	0.9%	19	0.9%
Middle Atlantic	152	7.1%	154	7.3%
Mountain	142	6.6%	78	3.7%
New England	87	4.1%	83	3.9%
Pacific	559	26.1%	562	26.7%
South Atlantic	627	29.3%	569	27.0%
West South Central	184	8.6%	213	10.1%
Other [2]	294	13.7%	351	16.6%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Property Type
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$711	33.2%	$602	28.6%
Lodging	—	—%	22	1.0%
Multifamily	590	27.5%	536	25.4%
Office	423	19.7%	481	22.8%
Retail	403	18.8%	418	19.8%
Single Family	16	0.8%	50	2.4%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) is limited to the total carrying value of $1.1 billion and $975, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2021(Successor Company) and 2020 (Predecessor Company), the Company had outstanding commitments totaling $419 and $461, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$663	$262
Gross amount of collateral pledged related to repurchase agreements [1]	$679	$267
Gross amount of recognized receivables for reverse repurchase agreements [2]	$44	$28
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the fair value of securities on deposit was $26 and $28, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $259 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company), $130 and $161 for the years ended December 31, 2020 and 2019 (Predecessor Company), respectively. Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) is limited to the total carrying value of $1.1 billion. In addition, the Company has outstanding commitments totaling approximately $420, to fund limited partnership and other alternative investments as of December 31, 2021 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2021, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $171.1 billion and $130.7 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $30.8 billion and $24.3 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $2.0 billion, $1.0 billion and $405 for the years ended December 31, 2021 (Successor Company), December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $31.4 billion (Successor Company), $5.9 billion, and $10.2 billion for the years ended December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2021 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the notional amount of interest rate swaps in offsetting relationships was $506 and $1.3 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer the majority of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
During 2020 (Predecessor Company), the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the GMWB riders written on a direct basis. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures and equity swaps, options and futures on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.
FIA Embedded Derivative
On December 30, 2021, the Company assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had approximately $775 and $843, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company
Hedge Designation/Derivative Type	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Cash flow hedges
Interest rate swaps	$100	$—	$—	$—	$—	$—	$—	$—
Foreign currency swaps	—	25	—	(2)	—	—	—	(2)
Total cash flow hedges	100	25	—	(2)	—	—	—	(2)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,074	3,419	(7)	(13)	19	28	(26)	(41)
Foreign exchange contracts
Foreign currency swaps and forwards	161	222	9	—	10	8	(1)	(8)
Credit contracts
Credit derivatives that purchase credit protection	—	40	—	—	—	—	—	—
Credit derivatives that assume credit risk	100	—	2	—	2	—	—	—
Equity contracts
Equity index swaps, options, and futures	—	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,086	7,803	80	21	100	33	(20)	(12)
GMWB reinsurance contracts	1,555	1,688	(8)	7	—	7	(8)	—
Macro hedge program	22,991	24,188	(213)	(453)	145	268	(358)	(721)
Fixed indexed annuities
FIA product derivative [1]	5,485	—	(655)	—	—	—	(655)	—
Other
Modified coinsurance reinsurance contracts	775	843	15	(93)	15	—	—	(93)
Total non-qualifying strategies	41,227	40,203	(777)	(531)	291	344	(1,068)	(875)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
Balance Sheet Location
Fixed maturities, available-for-sale	$56	$49	$—	$—	$—	$—	$—	$—
Other investments	8,163	5,791	43	12	91	13	(48)	(1)
Other liabilities	18,206	24,054	(252)	(480)	85	291	(337)	(771)
Reinsurance recoverables	2,331	2,531	7	(86)	15	7	(8)	(93)
Other policyholder funds and benefits payable	12,571	7,803	(575)	21	100	33	(675)	(12)
Total derivatives	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
As of December 31, 2020 (Predecessor Company)
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Recognized in OCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	—	—	(2)	—
Total	$—	$—	$(2)	$—

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—
Foreign currency swaps	—	—
Total	$—	$—
Total amounts presented on the Consolidated Statements of Operations	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31,
			2020		2019
	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	$—	$—	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—	—	—
Total	(1)	—	—	—	—	—
Total amounts presented on the Consolidated Statements of Operations	$(242)	$534	$(74)	$816	$(275)	$924
As of December 31, 2021 (Successor Company), the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months was $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Variable annuity hedge program
GMWB product derivatives	$29	$82	$67	$134
GMWB reinsurance contracts	4	(24)	(27)	(13)
GMWB hedging instruments			42	(68)
Macro hedge program	(100)	(301)	(414)	(418)
Total variable annuity hedge program	(67)	(243)	(332)	(365)
Foreign exchange contracts
Foreign currency swaps and forwards	5	(2)	(4)	—
Fixed payout annuity hedge	—	—	—	(4)
Total foreign exchange contracts	5	(2)	(4)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	21	(76)	180	103
Credit contracts
Credit derivatives that purchase credit protection	—	—	19	—
Credit derivatives that assume credit risk	1	—	—	7
Equity contracts
Equity index swaps and options	—	—	—	(1)
Other
Modified coinsurance reinsurance contracts	15	22	(50)	(55)
Total other non-qualifying derivatives	37	(54)	149	54
Total [1]	$(25)	$(299)	$(187)	$(315)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2021 (Successor Company) [4]
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[4]    As of December 31, 2020 (Predecessor Company), the Company did not hold any credit derivatives that assume credit risk.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company pledged cash collateral with a fair value of $2 and $48, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $270 and $526, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $4 and $7, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $172 and $208, respectively, which are included within fixed maturities on the Company's Consolidated Balance Sheets.
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company accepted cash collateral associated with derivative instruments of $30 and $65, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) with a fair value of $5 and $0, respectively, which the Company has the right to sell or repledge. As of December 31, 2021 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company uses reinsurance as a risk mitigation strategy as well as a growth strategy. The Company assumes reinsurance from unaffiliated insurers in order to take on insurance risks not directly underwritten by the Company. The Company also cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis, including certain policies with living withdrawal benefits. The Company also acquired general account assets to support the assumed reserves. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements and recorded a deferred gain on the transaction of approximately $25. The following table presents the impact on the Consolidated Balance Sheets from the Company's assumed reinsurance:

As of December 31, 2021 (Successor Company)
Assets
Investments	$8,357
Cash	17
Other assets	75
Reinsurance recoverables	244
Total assets	$8,693
Liabilities
Reserve for future policy benefits	$616
Other policyholder funds and benefits payable	7,340
Other liabilities	27
Total liabilities	$7,983
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's assumed reinsurance.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Reinsurance Recoverables, net
	Successor Company	Predecessor Company
	As of December 31, 2021	As of December 31, 2020
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,850	$18,807
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,718	7,579
TR Re	6,130	—
Other reinsurers	1,187	1,076
Gross reinsurance recoverables	35,885	27,462
Less: ACL	37	7
Reinsurance recoverables, net	$35,848	$27,455
As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. As of December 31, 2020 (Predecessor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $7.6 billion, $7.0 billion and $11.8 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into an affiliated reinsurance agreement with TR Re, primarily on a modified coinsurance basis. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement and recorded a deferred gain of approximately $805. The following table presents the impact on the Consolidated Balance Sheets from the Company's affiliated reinsurance arrangement:

As of December 31, 2021 (Successor Company)
Assets
Reinsurance recoverables	$6,130
Total assets	6,130
Liabilities
Funds withheld liability	5,128
Other liabilities	818
Total liabilities	$5,946
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangements.
From December 31, 2021 (Successor Company) to December 31, 2020 (Predecessor Company), the ACL increased by $30 to $37. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Gross earned premium, fee income and other	$1,173	$1,210	$2,221	$2,375
Reinsurance assumed	69	64	125	115
Reinsurance ceded	(801)	(812)	(1,570)	(1,627)
Net earned premium, fee income and other	$441	$462	$776	$863
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 for the sixth months ended June 30, 2021 (Predecessor Company), and $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019, respectively (Predecessor Company). In addition, the Company has reinsured a majority of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired

Changes in the VOBA Balance
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Balance, beginning of period [1]	$565	$586	$696	$716
Amortization - VOBA	(17)	29	14	25
Amortization - unlock benefit (charge), pre-tax	(73)	14	(64)	—
Adjustments to unrealized gains on fixed maturities, AFS and other	4	26	(60)	(45)
Balance, end of period	$479	$655	$586	$696
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021 due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2022	$28
2023	$28
2024	$29
2025	$30
2026	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
As of December 31, 2021 (Successor Company)
Carrying Value
Balance, beginning of period	$—
Acquisitions [1]	97
Accumulated impairments	—
Balance, end of period	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition on July 1, 2021. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation to leverage Sixth Street's capital management strategy for its life insurance business.

Other Intangible Assets
	Amortizing Intangible Assets [1]	Indefinite Lived Intangible Assets [2]	Total Other Intangible Assets
Predecessor Company
Gross carrying value, as of December 31, 2020	$29	$26	$55
Accumulated amortization through June 30, 2021	18	—	18
Net carrying value, as of June 30, 2021	$11	$26	$37
Weighted average expected life in years	5		5
Successor Company
Gross carrying value, as of July 1, 2021	$29	$26	$55
Additions [3]	30	—	30
Accumulated amortization through December 31, 2021	21	—	21
Net carrying value, as of December 31, 2021	$38	$26	$64
Weighted average expected life in years	7		7
[1]    Consists of internally developed software.
[2]    Consists of state insurance licenses.
[3]    Related to the election of pushdown accounting due to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
There have been no renewals or extensions since December 31, 2020 (Predecessor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2022	$6
2023	$6
2024	$6
2025	$6
2026	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred [4]	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset as of June 30, 2021	$248	$4,394	$4,631	$9,273

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Incurred [4]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
Incurred [4]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and all GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2021 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,968	$1,351	$105	74
With 5% rollup [2]	952	62	9	75
With earnings protection benefit rider (“EPB”) [3]	3,284	620	42	75
With 5% rollup & EPB	452	99	11	76
Total MAV	17,656	2,132	167
Asset protection benefit (“APB”) [4]	8,395	41	15	73
Lifetime income benefit (“LIB”) – death benefit [5]	354	2	1	75
Reset (5-7 years) [6]	2,505	6	3	72
Return of premium (“ROP”) /other [7]	5,422	42	12	75
Variable annuity without GMDB [8]	2,985	—	—	73
Subtotal variable annuity [11]	$37,317	$2,223	$198	74
Less: general account value	2,715
Subtotal separate account liabilities with GMDB	34,602
Separate account liabilities - other	76,990
Total separate account liabilities	$111,592
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $4.8 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company	Predecessor Company
Asset Type	December 31, 2021	December 31, 2020
Equity securities (including mutual funds)	$33,240	$32,011
Cash and cash equivalents [1]	1,362	1,765
Total [2]	$34,602	$33,776
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $3.0 billion and $2.6 billion of account value as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), approximately 17% and 18%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% and 82%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $731 in qualifying assets to secure FHLBB advances for 2022. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2021, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
Income Tax Expense (Benefit)			2020	2019
Current - U.S. Federal	$(86)	$—	$10	$(8)
Deferred - U.S. Federal	137	30	56	52
Total income tax expense	$51	$30	$66	$44
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$110	$79
VOBA and reserves	716	567
Net operating loss carryover	25	102
Employee benefits	7	7
Foreign tax credit carryover	16	18
Net unrealized loss on investments	4	—
Deferred reinsurance gain	187	198
Other	—	12
Total deferred tax assets	1,065	983
Deferred Tax Liabilities
Investment related items	(449)	(145)
Net unrealized gains on investments	—	(360)
Other	(13)	—
Total deferred tax liabilities	(462)	(505)
Net deferred tax asset	$603	$478
The statute of limitations is closed through the 2017 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ended December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no reserves for uncertain tax positions. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the period July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company). The Company had no interest payable as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)

planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $117 and $484, respectively. The totals include U.S. losses that were generated prior to 2017 of $0 and $121, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $117 and $363, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $18 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Tax provision at U.S. Federal statutory rate	$70	$45	$98	$86
Dividends received deduction ("DRD")	(16)	(14)	(28)	(34)
Foreign related investments	(2)	(1)	(4)	(7)
Other	(1)	—	—	(1)
Provision for income taxes	$51	$30	$66	$44
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid for operating leases were $1 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $1 for six months ended June 30, 2021 (Predecessor Company) and $2 and $2 for the years ended December 31, 2020 and 2019 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2022	$1
2023	1
2024	—
2025	—
2026	—
Thereafter	—
Total minimum lease payments	$2
Unfunded Commitments
As of December 31, 2021 (Successor Company), the Company had outstanding commitments totaling $705, of which $420 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $45 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $240 are related to mortgage loans. Of the $705 in total outstanding commitments, $155 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the liability balance was $4 and $7, respectively. As of December 31, 2021 (Successor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

and 2020 (Predecessor Company) amounts related to premium tax offsets of $1 and $2, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2021 (Successor Company) was $252. Of this $252, the legal entities have posted collateral of $271 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Parent Company Transactions
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("the reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021 the expense reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
On October 1, 2021, TLI, acquired Lombard International Administration Services Company, LLC ("LIAS") and LIAS Administration Fee Issuer, LLC ("LAFI") for the purpose of providing insurance administration services and support for banks, corporations, and insurance companies. LIAS currently services approximately $42 billion of the Company's separate account assets under administration within the COLI and BOLI markets. Subsequent to the acquisition, the Company paid approximately $14 of fees to LIAS and received approximately $1 in expense reimbursements from LIAS.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results
The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Combined statutory net income (loss)	$(426)	$(2)	$245	$488

Statutory Capital
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Statutory capital [1]	$2,153	$3,142
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $29 and $51 as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where GAAP allows for the deferral of these amounts. In addition, as noted in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company paid a $500 dividend associated with the Sixth Street transaction. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $215 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $395 in dividends as determined by the above mentioned insurance regulations.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.
On September 16, 2019 (Predecessor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—	$—
OCI before reclassifications	(12)	—	—	—	(12)
Amounts reclassified from AOCI	2	—	—	—	2
OCI, net of tax	(10)	—	—	—	(10)
Ending balance	$(10)	$—	$—	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,282	$—	$(1)	$—	$1,281
OCI before reclassifications	(238)	—	—	—	(238)
Amounts reclassified from AOCI	(37)	—	1	—	(36)
OCI, net of tax	(275)	—	1	—	(274)
Ending balance	$1,007	$—	$—	$—	$1,007

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Reclassification from AOCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,		Affected Line Item on the Consolidated Statements of Operations
			2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(2)	$47	$127	$47	Net realized capital losses
	(2)	47	127	47	Income before income taxes
	—	10	27	10	Income tax expense
	$(2)	$37	$100	$37	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$(1)		Net realized capital losses
	—	—	(1)		Income before income taxes
	—	—	—		Income tax expense
	$—	$—	$(1)		Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital losses
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	(1)	—	—	Net realized capital losses
	—	(1)	—	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$(1)	$—	$—	Net income
Total amounts reclassified from AOCI	$(2)	$36	$99	$37	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Administration and distribution services fees	$45	$44	$80	$84
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 1, 2022, the date the consolidated financial statements were issued. There have been no events occurring subsequent to December 31, 2021, which have a material effect on the consolidated financial condition of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company), and have issued our report thereon dated April 1, 2022 (which report expresses an unqualified opinion and includes an emphasis of matter paragraph concerning the Company’s election to pushdown purchase accounting in 2021). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2021
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,643	$1,669	$1,887
States, municipalities and political subdivisions	1,452	1,456	1,456
Foreign governments	365	362	362
Public utilities	1,718	1,707	1,707
All other corporate bonds	11,662	11,650	11,650
All other mortgage-backed and asset-backed securities	4,146	4,127	3,909
Total fixed maturities, available-for-sale	20,986	20,971	20,971
Fixed maturities, at fair value using fair value option	—	—	—
Total fixed maturities	20,986	20,971	20,971
Equity Securities
Common stocks
Industrial, miscellaneous and all other	25	25	25
Non-redeemable preferred stocks	178	178	178
Total equity securities, at fair value	203	203	203
Mortgage loans [1]	2,143	2,138	2,131
Policy loans	1,484	1,484	1,484
Futures, options and miscellaneous	195	15	15
Real estate acquired in satisfaction of debt	11	11	11
Short-term investments	1,254	1,254	1,254
Investments in partnerships and trusts	1,147		1,147
Total investments	$27,423		$27,216
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $12. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%
For the Year Ended December 31, 2019 (Predecessor Company)
Life insurance in-force	$249,728	$181,779	$378	$68,327	1%
Insurance Revenues
Life insurance and annuities	$2,350	$1,602	$115	$863	13%
Accident health insurance	25	25	—	—	—%
Total insurance revenues	$2,375	$1,627	$115	$863	13%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7
2019	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Valuation allowance on mortgage loans	$5	$—	$(5)	$—